SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 2000.

A ROARING ECONOMY

The U.S. economy continued to grow vigorously during the period under review. Concerned that this rapid growth could lead to future inflation, the Federal Reserve Board (the Fed) raised short-term interest rates in May. Energy prices soared throughout the period, adversely affecting U.S. corporate profits, while the euro's free-fall hampered sales of American exports and cut into earnings of U.S. multinationals as they converted their European profits into dollars. A third-quarter slowing in the growth of annualized gross domestic product (GDP), and the Fed's decision to hold short-term rates steady at their June and August meetings, suggested that the economy might be slowing to a more sustainable pace.

A ROLLERCOASTER MARKET

Illustrating the precept that Main Street and Wall Street are not always one and the same, U.S. equity markets experienced severe volatility from May through October. For example, the blue chips of the Dow Jones(R) Industrial Average (DJIA(TM)),


CONTENTS


Shareholder Letter ..............       1

Fund Reports

  Franklin Aggressive
  Growth Fund ...................       4

  Franklin California
  Growth Fund ...................      10

  Franklin Large Cap
  Growth Fund ...................      16

  Franklin Small Cap
  Growth Fund I .................      22

  Franklin Small Cap
  Growth Fund II ................      28

Financial Highlights &
Statements of Investments .......      34

Financial Statements ............      76

Notes to
Financial Statements ............      85


                                 FUND CATEGORY

                                [Pyramid Graph]
which opened the period at 10733.91 and closed it at 10971.14, dropped 404 points during the week ended October 13 but proceeded to gain 398 points by October 27. The tech-heavy Nasdaq Composite Index (Nasdaq(R)), which opened the period at 3860.66 and closed it at 3369.63, was even more turbulent. After losing 460 points in May, the index rallied throughout most of the summer, only to plummet 303 points in October. However, it turned in near-record positive performance on October 19 when it gained 7.79%. The Standard and Poor's 500(R) (S&P 500(R)) Composite Index, a broader market measure that fell 1.03% during the period, was only slightly less volatile.(1)

SURVIVING THE SEESAW

While fluctuation such as this can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to exercise patience, consult with your investment representative, and focus on your long-term objectives rather than on short-term market cycles.

(1) The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00). The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies.

One way to help minimize the impact of market volatility on your portfolio is to diversify your investments. Each of the Funds included in this report offers individual investors a level of diversification that would be almost impossible for them to achieve on their own. Although each Fund has a distinct investment goal, all of Franklin Templeton's management teams are dedicated to providing shareholders with a careful selection of securities, diversification and constant professional supervision. For specific information about each Fund, please refer to the Fund reports following this letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,



/s/ Rupert H. Johnson, Jr.
--------------------------------
Rupert H. Johnson, Jr.
President
Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND


Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.


This semiannual report of Franklin Aggressive Growth Fund covers the six months ended October 31, 2000 -- a challenging time for growth investors. Due largely to weakness in technology sectors of the market, value stocks generally outperformed growth stocks, especially late in the period. Rising energy prices helped keep a lid on economic growth in much of the world, the euro continued to slide in value against the U.S. dollar, and slowing demand for U.S. technology products led to negative earnings announcements from several industry leaders. Internet software and services companies performed especially poorly as explosive demand from dot-com firms slowed. Within this environment, Franklin Aggressive Growth Fund - Class A posted a -1.78% six-month cumulative total return, as shown in the


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 38.

Performance Summary on page 8. The Fund's benchmarks, the Standard & Poor's 500 Composite Index and the Russell 3000(R) Growth Index, returned -1.03% and -7.99% during the same period.

During the reporting period, we focused on companies possessing sustainable competitive advantages and the potential to benefit from global growth trends. Attempting to take advantage of weakness in technology stocks, we added to existing positions in the sector and initiated several new ones. Concentrating on semiconductor companies that sell to the communications market, which is growing more rapidly than the personal computer market, we initiated positions in Analog Devices and Integrated Device Technology, two firms we believe are poised for strong growth. Outside the technology area, we initiated positions in Silicon Valley Bancshares, a leading provider of innovative banking services to emerging-growth and middle-market companies, and Southern Energy, a leading global, independent power producer.

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
10/31/00

Electronic Technology                                  40.8%
Technology Services                                    29.0%
Health Technology                                       8.5%
Communications                                          5.2%
Commercial Services                                     2.6%
Transportation                                          2.4%
Finance                                                 1.7%
Consumer Services                                       1.6%
Utilities                                               1.1%
Retail Trade                                            0.9%
Process Industries                                      0.1%
Short-Term Investments & Other Net Assets               6.1%

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/00

COMPANY                       % OF TOTAL
SECTOR                        NET ASSETS
----------------------------------------
Concord EFS Inc.                2.7%
Commercial Services

Affiliated Computer
Services Inc., A                2.6%
Technology Services

Polycom Inc.                    2.6%
Electronic Technology

Siebel Systems Inc.             2.4%
Technology Services

Expeditors International
of Washington Inc.              2.4%
Transportation

Intersil Holding Corp.          2.2%
Electronic Technology

Sun Microsystems Inc.           2.2%
Electronic Technology

i2 Technologies Inc.            2.2%
Technology Services

XO Communications Corp.         2.2%
Communications

Predictive Systems Inc.         2.1%
Technology Services



On the sell side, we disposed of several holdings that were, in our opinion, either excessively valued or experiencing deteriorating fundamentals. During the reporting period, we sold Nokia, Gap and Brio Technology. Each of these companies experienced a slowdown in growth that clouded our long-term outlook for the companies. Although we sold JDS Uniphase, we retained our shares of SDL, which, at the end of the period, was in negotiations to be purchased by JDS.

Looking forward, we remain optimistic about long-term prospects for growth stocks and for Franklin Aggressive Growth Fund. At period's end, investors seemed to have shifted their worries about inflation and increasing interest rates to concern over an overall global economic slowdown. While such a slowdown could result in reduced demand for U.S. technology, we believe that in the long run the technology revolution is real. More and more corporations are viewing technology expenditures as a necessary competitive tool, and in our opinion, this should fuel ongoing spending. Although we expect equity markets to remain volatile in the near term, we believe that many companies, particularly those in the technology sectors, possess the potential for solid growth in the future. We shall endeavor to take advantage of any market volatility to purchase stocks of well-positioned growth companies at attractive valuations.

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments, and look forward to serving your future investment needs.




/s/ Michael McCarthy
-----------------------------------
Michael McCarthy




/s/ John P. Scandalios
-----------------------------------
John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN AGGRESSIVE GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

CLASS A
Six-Month Total Return     -1.78%
Net Asset Value (NAV)      $24.77 (10/31/00)   $25.22 (4/30/00)
Change in NAV              -$0.45

CLASS B
Six-Month Total Return     -2.10%
Net Asset Value (NAV)      $24.65 (10/31/00)   $25.18 (4/30/00)
Change in NAV              -$0.53

CLASS C
Six-Month Total Return     -2.07%
Net Asset Value (NAV)      $24.60 (10/31/00)   $25.12 (4/30/00)
Change in NAV              -$0.52

ADVISOR CLASS
Six-Month Total Return     -1.62%
Net Asset Value (NAV)      $24.90 (10/31/00)   $25.31 (4/30/00)
Change in NAV              -$0.41


                             Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00


                                                          INCEPTION
CLASS A                                        1-YEAR     (6/23/99)
-------------------------------------------------------------------
Cumulative Total Return(1)                     +105.74%    +188.03%

Average Annual Total Return(2)                  +93.96%    +119.37%

Value of $10,000 Investment(3)                  $19,396     $27,147



                                                          INCEPTION
CLASS B                                        1-YEAR     (6/23/99)
-------------------------------------------------------------------
Cumulative Total Return(1)                     +105.15%    +186.60%

Average Annual Total Return(2)                 +101.15%    +126.41%

Value of $10,000 Investment(3)                  $20,115     $28,260



                                                          INCEPTION
CLASS C                                        1-YEAR     (6/23/99)
-------------------------------------------------------------------
Cumulative Total Return(1)                     +104.54%    +185.95%

Average Annual Total Return(2)                 +101.52%    +126.12%

Value of $10,000 Investment(3)                  $20,152     $28,213



                                                          INCEPTION
ADVISOR CLASS                                  1-YEAR     (6/23/99)
-------------------------------------------------------------------
Cumulative Total Return(1)                     +106.85%    +189.59%

Average Annual Total Return(2)                 +106.85%    +130.81%

Value of $10,000 Investment(3)                  $20,685     $28,959


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND


Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The Fund also may invest in foreign securities.


This semiannual report of Franklin California Growth Fund covers the six months ended October 31, 2000. On August 4, 2000, Franklin MidCap Growth Fund was merged into Franklin California Growth Fund. Because there was a great deal of overlap with both portfolios, consistency of many holdings was maintained.

During the reporting period, U.S. corporate earnings fell, energy prices rose, and the blistering pace at which the U.S. economy had been growing began to slacken. In late October, many investors were wondering if the economy would slow too much, leading to a recession, or if the Fed had successfully engineered a "soft landing," which would lead to slower growth and less of an inflation threat.

For most of the six months under review, U.S. stock markets experienced substantial volatility. Blue chip stocks comprising the Dow Jones Industrial Average finished the period with a gain of 2.92% but technology stocks, as represented by the

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 43.

Nasdaq Composite Index, fell 12.33%. Within this environment, Franklin California Growth Fund - Class A posted a +6.00% six-month cumulative total return as shown in the Performance Summary beginning on page 14. The Standard & Poor's 500 (S&P 500) Index, the Franklin California 250 Growth Index(R) (CAL250) and the Bloomberg California Index posted returns of -1.03%, 3.09% and 3.56%, respectively, for the same period.(1), (2), (3)

Throughout the reporting period, we maintained our positions in companies we believed possessed the potential for solid growth. Many of them were in the high technology and health care sectors, and on October 31, 2000, technology stocks represented 64.1% of the Fund's total net assets. Believing that in years to come, many corporations may find it necessary to spend a great deal on technology to gain a competitive advantage in the marketplace, we initiated new positions in leading Internet infrastructure software companies Adobe Systems, Check Point Software, Interwoven and Informatica. We also purchased shares in more traditional enterprise software companies Quest Software and Rational Software, and increased our weighting in web-application provider BEA Systems.

Concerned about the higher valuations of some leading technology companies, we maintained positions in those with rising operating margins, accelerating revenues and earnings, and

(1) Source: Standard & Poor's Micropal. The S&P 500 Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies.

(2) Source: CDA/Wiesenberger(R). The Franklin California 250 Growth Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

(3) Source: Bloomberg(R). The Bloomberg California Index is price weighted and measures the performance of over 700 California-based companies. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
10/31/00

Electronic Technology                                   28.3%
Technology Services                                     22.6%
Health Technology                                       13.2%
Finance                                                  7.0%
Real Estate                                              4.1%
Retail Trade                                             3.5%
Consumer Services                                        3.1%
Commercial Services                                      2.7%
Producer Manufacturing                                   1.5%
Health Services                                          1.4%
Utilities                                                1.3%
Consumer Non-Durables                                    0.9%
Industrial Service                                       0.9%
Transportation                                           0.9%
Energy Minerals                                          0.8%
Other Sectors                                            0.7%
Short-Term Investments & Other Net Assets                7.1%

TOP 10 HOLDINGS
Franklin California Growth Fund
10/31/00

COMPANY                              % OF TOTAL
SECTOR                               NET ASSETS
-----------------------------------------------
VERITAS Software Corp.                  3.2%
Technology Services

Siebel Systems Inc.                     3.1%
Technology Services

Applied Micro Circuits Corp.            2.6%
Electronic Technology

Genentech Inc.                          2.1%
Health Technology

JDS Uniphase Corp.                      2.1%
Electronic Technology

Cisco Systems Inc.                      2.0%
Electronic Technology

Safeway Inc.                            1.9%
Retail Trade

Robert Half International Inc.          1.8%
Commercial Services

Sun Microsystems Inc.                   1.7%
Electronic Technology

Silicon Valley Bancshares               1.6%
Finance



market share gains through product positioning. Examples of such companies include top holdings Applied Micro Circuits, Siebel Systems, VERITAS Software and Cisco Systems. We also maintained, or added to, our holdings in companies we believed were either using technology to their advantage or were benefiting from strong growth in the technology and health care sectors. These companies, which appeared attractive on more traditional valuation measures, included firms such as Robert Half, Providian, Wells Fargo, Charles Schwab, Silicon Valley Bancshares, Alexandria Real Estate, Spieker Properties and Molecular Devices.

Some of our best-performing stocks during the reporting period included telecommunications equipment companies addressing bandwidth bottlenecks (such as Extreme Networks, Juniper Networks and Redback Networks) and storage and security companies (such as Network Appliance, Check Point Software and VERITAS Software). A number of Internet infrastructure software firms also performed well (such as Ariba, Commerce One, Interwoven, Mercury Interactive, Siebel Systems and BEA Systems).

During the six months under review, we were extremely optimistic about the health care sector, particularly biotechnology. Almost one in three of all U.S. publicly traded biotechnology companies are located in California. According to our internal analysts' research, 100 new biotech products are expected to come to market over the next several years. Many are already in the later stages of clinical trials. New holdings purchased during the period include COR Therapeutics, Illumina, Invitrogen, Pain Therapeutics and Versicor. We also purchased stocks in generics pharmaceutical company Watson Pharmaceuticals, and on October 31, health technology represented 13.2% of the Fund's total net assets, 7.56% of which was in biotechnology.

Although the U.S. economy seems to be slowing, and stock market volatility will likely continue, we remain optimistic about prospects for California's economy and Franklin California Growth Fund. We expect solid growth for many companies, particularly in the biotechnology and energy generation sectors. California is an economic powerhouse with approximately 1,400 publicly traded companies, providing us with a wide array of investment opportunities in our own "backyard." Using our unique investment management approach, vast resources and professional research analysts, we shall continue to search for leading companies, which in our opinion have gained competitive advantages and have the potential to provide strong returns for the Fund's shareholders over the long term.

We thank you for your participation in Franklin California Growth Fund and welcome any comments or suggestions you may have. We look forward to serving your investment needs in the years to come.



/s/ Conrad B. Herrmann
--------------------------
Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN CALIFORNIA GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


CLASS A
Six-Month Total Return     +6.00%
Net Asset Value (NAV)      $53.16 (10/31/00)   $50.15 (4/30/00)
Change in NAV              +$3.01

CLASS B
Six-Month Total Return     +5.58%
Net Asset Value (NAV)      $52.42 (10/31/00)   $49.64 (4/30/00)
Change in NAV              +$2.78

CLASS C
Six-Month Total Return     +5.57%
Net Asset Value (NAV)      $52.31 (10/31/00)   $49.55 (4/30/00)
Change in NAV              +$2.76


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00


                                                               INCEPTION
CLASS A                                1-YEAR       5-YEAR     (10/30/91)
-------------------------------------------------------------------------
Cumulative Total Return(1)             +92.50%     +313.75%     +783.10%

Average Annual Total Return(2)         +81.40%      +31.29%      +26.81%

Value of $10,000 Investment(3)         $18,140      $39,001      $83,224



                                                               INCEPTION
CLASS B                                            1-YEAR      (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return(1)                          +90.99%     +136.94%

Average Annual Total Return(2)                      +86.99%      +62.22%

Value of $10,000 Investment(3)                      $18,699      $23,294



                                                               INCEPTION
CLASS C                               1-YEAR       3-YEAR      (9/3/96)
-------------------------------------------------------------------------
Cumulative Total Return(1)             +91.07%     +149.65%     +246.18%
Average Annual Total Return(2)         +88.19%      +35.20%      +35.31%
Value of $10,000 Investment(3)        $18,819      $24,712      $34,277


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND


Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies with market capitalizations of $8.5 billion or more.


This semiannual report for Franklin Large Cap Growth Fund covers the six months ended October 31, 2000 -- a time of severe volatility for equity markets in general and growth stocks in particular. During the period, many investors were concerned about rising oil prices, currency fluctuation, corporate profitability and high growth stock valuations.

Within this environment, Franklin Large Cap Growth Fund - Class A posted a +6.53% cumulative total return as shown in the Performance Summary on page 20. This performance compared very favorably to the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, which dropped 1.03% during the same period. Performance was also strong versus other widely watched benchmarks, including the Russell 1000 Growth Index and the S&P Barra Growth Stock Index, which fell 7.90% and 7.91%.(1)


(1) Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest, U.S. publicly traded companies. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's Barra Growth Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 53.

We attribute the Fund's strong performance to our philosophy of investing in companies we believe combine high growth potential with sustainable competitive advantages. On October 31, electronic technology and technology services stocks comprised 46.1% of our portfolio. Our investments in the fast-growing optical sector, including CIENA, Corning, Juniper Networks and SDL, contributed significantly to the Fund's returns, as did storage sector holdings EMC, Network Appliance and Brocade Communications Systems, which benefited from the Internet infrastructure build-out.

The Fund's performance was also bolstered by our selective exposure to health technology, most notably in the biotechnology and medical device sectors. PE Biosystems and Genentech performed particularly well, reflecting the industry's improved profit outlook. Additionally, the Food and Drug Administration's approval of Baxter International's second manufacturing facility for Factor VIII recombinant protein enhanced the already positive outlook for this medical technology company.

Throughout the period, we selectively increased our exposure to the energy/industrial services sector, including additions to our position in Dynegy, a leading U.S. wholesale energy provider seeking to control 10% of the U.S. electricity market. Dynegy has benefited from the blackouts and brownouts across the U.S. in 2000, as well as price caps and price spikes in the U.S. electric market, and we believe they will continue to benefit from future volatility.

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets
10/31/00

Electronic Technology                                   37.0%
Health Technology                                       13.8%
Technology Services                                      9.1%
Finance                                                  8.0%
Industrial Services                                      6.2%
Utilities                                                4.1%
Communications                                           3.0%
Consumer Non-Durables                                    2.9%
Process Industries                                       2.7%
Retail Trade                                             2.0%
Consumer Services                                        1.7%
Producer Manufacturing                                   1.2%
Energy Minerals                                          1.1%
Short-Term Investments & Other Net Assets                7.2%

TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/00

COMPANY                       % OF TOTAL
SECTOR                        NET ASSETS
----------------------------------------
CIENA Corp.                     3.0%
Electronic Technology

Juniper Networks Inc.           3.0%
Electronic Technology

Cisco Systems Inc.              2.7%
Electronic Technology

Sun Microsystems Inc.           2.7%
Electronic Technology

General Electric Co.            2.7%
Process Industries

EMC Corp.                       2.6%
Electronic Technology

Dynegy Inc.                     2.6%
Industrial Services

Pfizer Inc.                     2.4%
Health Technology

American International
Group Inc.                      2.4%
Finance

Enron Corp.                     2.4%
Utilities


Anticipating some slowing in the U.S. economy's rapid growth rate, we initiated modest positions in more traditionally defensive stocks. These included Anheuser-Busch, the number one American beer manufacturer, and Southern Energy, an international power producer benefiting from U.S. power market deregulation.

Looking forward, we are optimistic about the long-term potential for the Fund's holdings of industry leaders in the highest growth sectors. Growth for the companies in which we invest remains robust, fueled in large part by the ongoing communications build-out and investment in e-commerce initiatives. Although the unprecedented volatility that has come to characterize the equity markets may be unsettling on a day-to-day basis, we believe it provides terrific investment opportunities. We view the current volatility in the broader equity markets, and technology stocks in particular, as a chance to add to positions in the highest quality, fastest growing, most profitable and exciting companies in the world.

Thank you for your participation in Franklin Large Cap Growth Fund. We welcome your comments and suggestions, and look forward to serving your investment needs in the years ahead.




/s/  Theresa Spath
--------------------------------
Theresa Spath




/s/ Edward B. Jamieson
--------------------------------
Edward B. Jamieson




/s/ Jason R. Nunn
--------------------------------
Jason R. Nunn

Portfolio Management Team
Franklin Large Cap Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN LARGE CAP GROWTH FUND



CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return     +6.53%
Net Asset Value (NAV)      $15.82 (10/31/00)   $14.85 (4/30/00)
Change in NAV              +$0.97

CLASS B
Six-Month Total Return     +6.16%
Net Asset Value (NAV)      $15.68 (10/31/00)   $14.77 (4/30/00)
Change in NAV              +$0.91

CLASS C
Six-Month Total Return     +6.16%
Net Asset Value (NAV)      $15.68 (10/31/00)   $14.77 (4/30/00)
Change in NAV              +$0.91

ADVISOR CLASS
Six-Month Total Return     +6.72%
Net Asset Value (NAV)      $15.88 (10/31/00)   $14.88 (4/30/00)
Change in NAV              +$1.00



20              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                  INCEPTION
CLASS A                                        1-YEAR              (6/7/99)
---------------------------------------------------------------------------
Cumulative Total Return(1)                    +65.79%               +70.10%

Average Annual Total Return(2)                +56.20%               +43.18%

Value of $10,000 Investment(3)              $  15,620             $  16,032

                                                                 INCEPTION
CLASS B                                      1-YEAR               (6/7/99)
---------------------------------------------------------------------------
Cumulative Total Return(1)                   +64.65%               +68.60%

Average Annual Total Return(2)               +60.65%               +46.08%

Value of $10,000 Investment(3)              $ 16,065              $ 16,460

                                                                 INCEPTION
CLASS C                                      1-YEAR               (6/7/99)
---------------------------------------------------------------------------
Cumulative Total Return(1)                   +64.81%               +68.60%

Average Annual Total Return(2)               +62.22%               +46.98%

Value of $10,000 Investment(3)              $ 16,222              $ 16,594

                                                                 INCEPTION
ADVISOR CLASS                                1-YEAR               (6/7/99)
---------------------------------------------------------------------------
Cumulative Total Return(1)                   +66.35%               +70.84%

Average Annual Total Return(2)               +66.35%               +50.27%

Value of $10,000 Investment(3)              $ 16,635              $ 17,084



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           21

FRANKLIN SMALL CAP GROWTH FUND I



Your Fund's Goal: Franklin Small Cap Growth Fund I seeks long-term capital growth by investing in equity securities of small-capitalization companies with market capitalizations similar to the Russell 2500(TM) Growth Index at the time of purchase.(1)



This semiannual report of Franklin Small Cap Growth Fund I covers the six months ended October 31, 2000 -- a challenging period for small-cap growth stock investors. After months of momentum-driven investing in "new economy" stocks, many investors became concerned about rising oil prices, the possibility of inflation and indications of a slowing global economy. They also began to take notice of, and flee from, companies with little or no earnings whose stocks were trading at extremely elevated stock valuations.

Although technology continued to drive productivity increases in most sectors, investor pessimism, combined with the Federal



(1) Source: Standard & Poor's Micropal. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500, from which the Russell 2500 Growth Index is constituted, is composed of the 500 smallest-capitalization securities in the Russell 1000 Index and all stocks in the Russell 2000 Index. The largest company in the Russell 2500 Index has a market capitalization of approximately $1.3 billion.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 59.

Reserve Board's (the Fed's) interest-rate hikes, triggered waves of selling across major indexes. The best growth stocks from 1999 and first quarter 2000 -- technology hardware, Internet and communications equipment shares prevalent among the small-company stock universe -- became the worst-performing sectors during the six-month period.

Stocks of smaller, growth-oriented companies were particularly hard hit during this time. By contrast, value-oriented sectors such as airlines, beverages, banks and real estate investment trusts (REITs) were some of the best performers. Even though value stocks seemed to perform better than growth stocks during the period, stocks of companies in both "old" and "new economy" sectors traded significantly below their highs set in early 2000. The stocks of fast-growing companies whose growth projections were revised lower showed the largest declines.

Within this environment, Franklin Small Cap Growth Fund I - Class A provided a +2.81% six-month cumulative total return as shown in the Performance Summary on page 26. The Fund outperformed its benchmark, the Russell 2500 Growth Index, which returned -6.08% during the same period.(2)



TOP 10 EQUITY HOLDINGS
Franklin Small Cap Growth Fund I
10/31/00

COMPANY                              % OF TOTAL
SECTOR                               NET ASSETS
-----------------------------------------------
i2 Technologies, Inc.                   3.7%
Technology Services

PMC-Sierra, Inc. (Canada)               3.6%
Electronic Technology

BEA Systems, Inc.                       3.5%
Technology Services

JDS Uniphase Corp.                      2.6%
Electronic Technology

VERITAS Software Corp.                  2.4%
Technology Services

Micromuse Inc.                          1.7%
Technology Services

VoiceStream Wireless Corp.              1.6%
Communications

Inhale Therapeutic Systems              1.3%
Health Technology

Check Point Software
Technologies Ltd. (Israel)              1.2%
Technology Services

Waters Corp.                            1.2%
Electronic Technology



2. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund I
Based on Total Net Assets
10/31/00

Technology Services                27.9%

Electronic Technology              26.1%

Health Technology                   5.9%

Finance                             5.9%

Communications                      3.6%

Industrial Services                 3.2%

Consumer Services                   2.4%

Real Estate                         2.4%

Commercial Services                 2.3%

Energy Minerals                     2.2%

Transportation                      2.0%

Producer Manufacturing              2.0%

Retail Trade                        1.7%

Other Sectors                       2.3%

Short-Term Investments
& Other Net Assets                 10.1%

The Fund's outperformance of its benchmark was due to strong gains in our financial services, energy and consumer stocks whose recent gains offset weakness in our technology hardware and software holdings. However, we did not benefit from owning biotechnology stocks, one of the strongest performers by industry group during the reporting period, because very few of these companies met our market capitalization and growth criteria.

Looking forward, the market environment may remain quite challenging for small-cap growth investing, especially for a fund such as Franklin Small Cap Growth Fund I, which typically invests heavily in rapidly-growing technology companies. The specter of inflation, falling domestic productivity, decelerating economic growth in Europe, waning U.S. consumer confidence levels and heavy sector rotation could potentially depress share prices. However, we believe that even if the prevailing skittishness over recent stock gyrations persists, or if the economy does in fact slow further, investors will continue to reward rapidly growing, high-quality, small-cap companies such as those found in the Fund's portfolio.

Thank you for investing with us. We appreciate your support, and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

/S/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund I



This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN SMALL CAP GROWTH FUND I



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns.



PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return     +2.81%
Net Asset Value (NAV)      $46.76 (10/31/00)   $45.48 (4/30/00)
Change in NAV              +$1.28

CLASS C
Six-Month Total Return     +2.42%
Net Asset Value (NAV)      $45.66 (10/31/00)   $44.58 (4/30/00)
Change in NAV              +$1.08

ADVISOR CLASS
Six-Month Total Return     +2.95%
Net Asset Value (NAV)      $47.09 (10/31/00)   $45.74 (4/30/00)
Change in NAV              +$1.35



26              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                         INCEPTION
CLASS A                               1-YEAR            5-YEAR           (2/14/92)
----------------------------------------------------------------------------------
Cumulative Total Return(1)             +83.49%         +234.03%          +599.61%

Average Annual Total Return(2)         +72.93%          +25.79%           +24.44%

Value of $10,000 Investment(3)        $17,293          $31,490           $65,939

                                                                       INCEPTION
CLASS C                               1-YEAR            5-YEAR         (10/2/95)
----------------------------------------------------------------------------------

Cumulative Total Return(1)             +82.12%         +226.34%          +226.34%

Average Annual Total Return(2)         +79.29%          +26.43%           +26.43%

Value of $10,000 Investment(3)        $17,929          $32,305           $32,305

                                                                         INCEPTION
ADVISOR CLASS(4)                        1-YEAR            5-YEAR         (2/14/92)
----------------------------------------------------------------------------------
Cumulative Total Return(1)             +84.04%         +241.75%          +615.78%

Average Annual Total Return(2)         +84.04%          +27.86%           +25.63%

Value of $10,000 Investment(3)        $18,404          $34,175           $71,578



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +168.06% and +30.09%.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           27

FRANKLIN SMALL CAP GROWTH FUND II



Your Fund's Goal: Franklin Small Cap Growth Fund II seeks long-term capital growth by investing in equity securities of small-capitalization companies with market capitalizations similar to the Russell 2500 Growth Index at the time of purchase.(1)

We are pleased to bring you this first semiannual report for Franklin Small Cap Growth Fund II, covering the six-month period ended October 31, 2000 -- a challenging period for small-cap growth stock investors. After months of momentum-driven investing in "new economy" stocks, many investors became concerned about rising oil prices, the possibility of inflation and indications of a slowing global economy. They also began to take notice of, and flee from, companies with little or no earnings whose stocks were trading at extremely elevated stock valuations.

Although technology continued to drive productivity increases in most sectors, investor pessimism, combined with the Federal



1. Source: Standard & Poor's Micropal. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500, from which the Russell 2500 Growth Index is constituted, is composed of the 500 smallest-capitalization securities in the Russell 1000 Index and all stocks in the Russell 2000 Index. The largest company in the Russell 2500 Index has a market capitalization of approximately $1.3 billion.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 73.

Reserve Board's (the Fed's) interest-rate hikes, triggered waves of selling across major indexes. The best growth stocks from 1999 and first quarter 2000 -- technology hardware, Internet and communications equipment shares prevalent among the small-company stock universe -- became the worst-performing sectors during the six-month period.

Stocks of smaller, growth-oriented companies were particularly hard hit during this time. By contrast, value-oriented sectors such as airlines, beverages, banks and real estate investment trusts (REITs) were some of the best performers. Even though value stocks seemed to perform better than growth stocks during the period, stocks of companies in both "old" and "new economy" sectors traded significantly below their highs set in early 2000. The stocks of fast-growing companies whose growth projections were revised lower showed the largest declines.

Within this environment, Franklin Small Cap Growth Fund II - Class A provided a +16.80% six-month cumulative total return as shown in the Performance Summary on page 32. The Fund outperformed its benchmark, the Russell 2500 Growth Index, which returned -6.08% during the same period.(2)

The Fund's outperformance compared to its benchmark index was due to strong gains in our financial services and health care-related stock holdings. Financial services stocks produced the best results as many investors came to believe the Fed would stop raising interest rates as the economy slowed to a more



TOP 10 EQUITY HOLDINGS
Franklin Small Cap Growth Fund II
10/31/00

COMPANY                                % OF TOTAL
SECTOR                                 NET ASSETS
-------------------------------------------------
Cobalt Networks Inc.                      3.5%
Electronic Technology

Alpha Industries Inc.                     3.1%
Electronic Technology

Avocent Corp.                             3.0%
Electronic Technology

Hain Celestial Group Inc.                 2.5%
Consumer Non-Durables

Leap Wireless
International Inc.                        2.4%
Communications

Ditech Communications Corp.               2.2%
Electronic Technology

Sierra Wireless Inc.                      2.1%
Electronic Technology

Mettler-Toledo International              2.1%
Producer Manufacturing

Timberland Co.                            1.8%
Consumer Non-Durables

Coors Tek Inc.                            1.8%
Process Industries



(2) The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
10/31/00


Electronic Technology              31.3%

Health Technology                  10.6%

Technology Services                 9.5%

Producer Manufacturing              6.9%

Finance                             5.5%

Consumer Services                   4.5%

Consumer Non-Durables               4.3%

Process Industries                  3.0%

Communications                      2.5%

Energy Minerals                     2.2%

Commercial Services                 1.7%

Health Services                     1.5%

Non-Energy Minerals                 1.2%

Real Estate                         1.2%

Transportation                      1.1%

Industrial Services                 0.9%

Short-Term Investments
& Other Net Assets                 12.1%

sustainable pace. The Fund also benefited when two of its semiconductor holdings were acquired at premiums by larger competitors. But even though merger and acquisition activity can be a boon to portfolio holdings that become acquisition targets, such fortuitous acquisitions cannot be depended upon in the future.

Believing that the volatile technology sector was not a reliable source of investment returns for the Fund during the reporting period, we generally looked outside technology for small-cap ideas with growth potential. With this strategy in mind, we increased the portfolio's exposure to consumer products and stocks related to the health care industry, with a particular emphasis on drug suppliers and medical technology firms. New technology purchases included stocks of software, electronic component and hardware companies.

Although the fourth quarter of 2000 has begun with renewed investor concern regarding the technology sector's corrections, we are optimistic about the long-term prospects for small-cap companies. Because economic growth is often fueled by new technologies, we expect to continue to invest in technology stocks despite recent corrections in the Nasdaq. But we shall also invest in non-technology stocks, because we believe they may mitigate the near-term volatility of our technology holdings.

We thank you for your participation in the Fund, and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

/S/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund II



This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 10/31/00

Six-month cumulative total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

CLASS A
Six-Month Total Return       +16.80%
Net Asset Value (NAV)        $11.68       (10/31/00)       $10.00(5/1/00)
Change in NAV                +$1.68

CLASS B
Six-Month Total Return     +16.40%
Net Asset Value (NAV)      $11.64 (10/31/00)   $10.00 (5/1/00)
Change in NAV              +$1.64

CLASS C
Six-Month Total Return     +16.50%
Net Asset Value (NAV)      $11.65  (10/31/00)   $10.00 (5/1/00)
Change in NAV              +$1.65


ADVISOR CLASS
Six-Month Total Return     +17.10%
Net Asset Value (NAV)      $11.71 (10/31/00)   $10.00 (5/1/00)
Change in NAV              +$1.71



              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                       INCEPTION
CLASS A                                                (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +24.60%
Aggregate Total Return(2)                               +17.44%
Value of $10,000 Investment(3)                          $11,744

                                                       INCEPTION
CLASS B                                                (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +24.30%
Aggregate Total Return(2)                               +20.30%
Value of $10,000 Investment(3)                          $12,030


                                                       INCEPTION
CLASS C                                                (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +24.30%
Aggregate Total Return(2)                               +22.08%
Value of $10,000 Investment(3)                          $12,208



ADVISOR CLASS
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +24.90%
Aggregate Total Return(2)                               +24.90%
Value of $10,000 Investment(3)                          $12,490


1. Cumulative total return represents the change in value of an investment over the period indicated and does not include sales charges.

2. Aggregate total return represents the average change in value of an investment over the period indicated and includes the current, applicable, maximum sales charge(s) for that class. Since the Fund has existed for less than one year, average annual total return is not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.
                                                                              33

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN AGGRESSIVE GROWTH FUND

                                                                             CLASS A
                                                                             -------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2000         YEAR ENDED
                                                                  (UNAUDITED)        APRIL 30, 2000(d)
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $     25.22           $     10.00
                                                              --------------------------------------
Income from investment operations:
 Net investment loss(a) .............................                (.11)                 (.15)
 Net realized and unrealized gains (losses) .........                (.36)                15.86
                                                              --------------------------------------
Total from investment operations ....................                (.47)                15.71
                                                              --------------------------------------
Less distributions from:
 Net investment income ..............................                  --                  (.02)
 Net realized gains .................................                  --                  (.47)
                                                              --------------------------------------
Total distributions .................................                  --                  (.49)
                                                              --------------------------------------
Net asset value, end of period ......................         $     24.75           $     25.22
                                                              ======================================
Total return(b) .....................................               (1.78)%              158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................         $   199,620           $   171,976
Ratios to average net assets:
 Expenses(c) ........................................                1.25%                 1.24%
 Expenses excluding waiver and payments by
  affiliate(c) ......................................                1.31%                 1.28%
 Net investment loss(c) .............................                (.80)%                (.68)%
Portfolio turnover rate .............................               62.78%               148.67%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                             CLASS B
                                                                              -------
                                                               SIX MONTHS ENDED
                                                              OCTOBER 31, 2000         YEAR ENDED
                                                                  (UNAUDITED)        APRIL 30, 2000(d)
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................      $    25.18           $    10.00
                                                              --------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................            (.19)                (.30)
 Net realized and unrealized gains (losses) ..............            (.36)               15.95
                                                              --------------------------------------
Total from investment operations .........................            (.55)               15.65
                                                              --------------------------------------
Less distributions from net realized gains ...............              --               (.47)(e)
                                                              --------------------------------------
Net asset value, end of period ...........................      $    24.63           $    25.18
                                                              ======================================
Total return(b) ..........................................           (2.10)%             157.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................      $   43,083           $   33,613
Ratios to average net assets:
 Expenses(c) .............................................            1.91%                1.86%
 Expenses excluding waiver and payments by affiliate(c)...            1.97%                1.90%
 Net investment loss(c) ..................................           (1.46)%              (1.31)%
Portfolio turnover rate ..................................           62.78%              148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 23, 1999 (effective date) to April 30, 2000.
(e) Includes distribution of net investment income in the amount of $.003.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                CLASS C
                                                                                -------
                                                                SIX MONTHS ENDED
                                                              OCTOBER 31, 2000         YEAR ENDED
                                                                  (UNAUDITED)        APRIL 30, 2000(d)
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................      $    25.12           $    10.00
Income from investment operations:
 Net investment loss(a) ..................................            (.19)                (.30)
 Net realized and unrealized gains (losses) ..............            (.35)               15.89
                                                              --------------------------------------
Total from investment operations .........................            (.54)               15.59
                                                              --------------------------------------
Less distributions from net realized gains ...............              --                 (.47)
                                                              --------------------------------------
Net asset value, end of period ...........................      $    24.58           $    25.12
                                                              ======================================
Total return(b) ..........................................           (2.07)%             156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................      $   94,402           $   80,473
Ratios to average net assets:
 Expenses(c) .............................................            1.90%                1.88%
 Expenses excluding waiver and payments by affiliate(c)...            1.96%                1.92%
 Net investment loss(c) ..................................           (1.44)%              (1.34)%
Portfolio turnover rate ..................................           62.78%              148.67%

(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                            ADVISOR CLASS
                                                                            -------------
                                                               SIX MONTHS ENDED
                                                              OCTOBER 31, 2000         YEAR ENDED
                                                                  (UNAUDITED)      APRIL 30, 2000(d)
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $    25.31           $    10.00
                                                              --------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................               (.06)                (.05)
 Net realized and unrealized gains (losses) ...........               (.37)               15.86
                                                              --------------------------------------
Total from investment operations ......................               (.43)               15.81
                                                              --------------------------------------
Less distributions from:
 Net investment income ................................                 --                 (.03)
 Net realized gains ...................................                 --                 (.47)
                                                              --------------------------------------
Total distributions ...................................                 --                 (.50)
                                                              --------------------------------------
Net asset value, end of period ........................         $    24.88           $    25.31
                                                              ======================================
Total return(b) .......................................              (1.62)%             159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $   51,679           $   46,726
Ratios to average net assets:
 Expenses(c) ..........................................                .90%                 .90%
 Expenses excluding waiver and payments by affiliate(c)                .96%                 .94%
 Net investment loss(c) ...............................               (.44)%               (.25)%
Portfolio turnover rate ...............................              62.78%              148.67%

(a)  Based on average shares outstanding.
(b)  Total return is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period June 23, 1999 (effective date) to April 30, 2000.



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)

  FRANKLIN AGGRESSIVE GROWTH FUND                      SHARES            VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 93.4%
(a)COMMERCIAL SERVICES 2.6%
  Concord EFS Inc. ......................              250,000      $ 10,328,125
                                                                    ------------
(a)COMMUNICATIONS 5.2%
  Qwest Communications International Inc.              132,000         6,418,500
  VoiceStream Wireless Corp. ............               40,000         5,260,000
  XO Communications Inc. ................              250,000         8,433,594
                                                                    ------------
                                                                      20,112,094
                                                                    ------------
(a)CONSUMER SERVICES 1.6%
  Citadel Communications Corp. ..........              500,000         6,062,500
                                                                    ------------
  ELECTRONIC TECHNOLOGY 40.8%
(a)Analog Devices Inc. ..................               84,000         5,460,000
(a)Applied Micro Circuits Corp. .........               90,000         6,840,000
(a)ARC International PLC (United Kingdom)              146,000           715,499
(a)Broadcom Corp., A ....................               31,500         7,004,813
(a)Cisco Systems Inc. ...................              125,000         6,734,375
(a)Comverse Technology Inc. .............               60,000         6,705,000
(a)Conexant Systems Inc. ................              180,000         4,736,250
  Corning Inc. ..........................               65,000         4,972,500
(a),(c) eMachines Inc. ..................               31,328            29,076
(a)EMC Corp. ............................               73,500         6,546,093
(a)Integrated Device Technology Inc. ....               84,000         4,730,250
(a)Intersil Holding Corp. ...............              180,000         8,628,750
(a)Juniper Networks Inc. ................               40,000         7,800,000
(a)Lam Research Corp. ...................              260,000         5,037,500
  Micron Technology Inc. ................              120,000         4,170,000
(a)Network Appliance Inc. ...............               50,000         5,950,000
  Nortel Networks Corp. (Canada) ........              110,000         5,005,000
(a)Palm Inc. ............................              110,000         5,891,875
(a)PMC-Sierra Inc. (Canada) .............               38,000         6,441,000
(a)Polycom Inc. .........................              153,000         9,945,000
(a)QLogic Corp. .........................               70,000         6,772,500
(a)Redback Networks Inc. ................               47,250         5,029,172
(a)SDL Inc. .............................               24,000         6,222,000
(a)Solectron Corp. ......................              167,000         7,348,000
(a)Sun Microsystems Inc. ................               77,500         8,592,813
(a)Western Multiplex Corp. ..............              275,000         3,884,375
(a)Xilinx Inc. ..........................              100,000         7,243,750
                                                                    ------------
                                                                     158,435,591
                                                                    ------------
(a)FINANCE 1.7%
  Silicon Valley Bancshares .............              147,000         6,798,750
                                                                    ------------
(a)HEALTH TECHNOLOGY 8.5%
  Abgenix Inc. ..........................               87,000         6,862,125
  COR Therapeutics Inc. .................              110,000         6,215,000
  Cubist Pharmaceuticals Inc. ...........              103,500         4,447,266
  Inhale Therapeutic Systems Inc. .......              160,000         7,960,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)

  FRANKLIN AGGRESSIVE GROWTH FUND                                              SHARES              VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)HEALTH TECHNOLOGY (CONT.)
  MedImmune Inc. ...............................................               75,000         $  4,903,125
  United Therapeutics Corp. ....................................               52,000            2,782,000
                                                                                               -----------
                                                                                                33,169,516
                                                                                               -----------
(a)PROCESS INDUSTRIES .1%
  Eden Biosciences Corp. .......................................               11,100              420,413
                                                                                               -----------
(a)RETAIL TRADE .9%
  Williams-Sonoma Inc. .........................................              164,200            3,417,413
                                                                                               -----------
(a)TECHNOLOGY SERVICES 28.5%
  Affiliated Computer Services Inc., A .........................              180,000           10,023,750
  Art Technology Group Inc. ....................................              125,000            7,843,750
  BEA Systems Inc. .............................................              105,000            7,533,750
  Cadence Design Systems Inc. ..................................              230,000            5,908,125
  Exodus Communications Inc. ...................................              193,500            6,494,343
  i2 Technologies Inc. .........................................               50,000            8,500,000
  Inforte Corp. ................................................              120,000            3,675,000
  Oracle Corp. .................................................              140,000            4,620,000
  Predictive Systems Inc. ......................................              600,000            8,325,000
  Quest Software Inc. ..........................................              150,000            6,553,125
  Retek Inc. ...................................................              130,518            5,147,304
  Sapient Corp. ................................................              210,000            7,468,125
  Scient Corp. .................................................              320,000            5,760,000
  Siebel Systems Inc. ..........................................               90,000            9,444,374
  VERITAS Software Corp. .......................................               58,000            8,178,906
  Viant Corp. ..................................................              185,000            1,098,438
  Yahoo! Inc. ..................................................               70,000            4,103,750
                                                                                               -----------
                                                                                               110,677,740
                                                                                               -----------
  TRANSPORTATION 2.4%
  Expeditors International of Washington Inc. ..................              180,000            9,337,500
                                                                                               -----------
(a)UTILITIES 1.1%
  Southern Energy Inc. .........................................              156,000            4,251,000
                                                                                               -----------
  TOTAL COMMON STOCKS (COST $321,773,573) ......................                                363,010,642
                                                                                               -----------
(a),(c)PREFERRED STOCKS .5%
  Micro Photonix Integration Corp., pfd., C (COST $2,079,464) ..              329,274            2,079,464
                                                                                               -----------
  TOTAL LONG TERM INVESTMENTS (COST $323,853,037) ..............                               365,090,106
                                                                                               -----------
  SHORT TERM INVESTMENTS 5.4%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio
   (COST $20,856,677) ..........................................           20,856,677           20,856,677
                                                                                               -----------
  TOTAL INVESTMENTS (COST $344,709,714) 99.3% ..................                               385,946,783
  OTHER ASSETS, LESS LIABILITIES .7% ...........................                                 2,837,465
  NET ASSETS 100.0% ............................................                              $388,784,248
                                                                                              ============


(a)   Non-income producing

(b)   See Note 3 regarding investment in the "Sweep Money Fund."

(c)   See Note 6 regarding restricted securities.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS
FRANKLIN CALIFORNIA GROWTH FUND

                                                                                  CLASS A
                                                   --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     OCTOBER 31, 2000                YEAR ENDED APRIL 30,
                                                       (UNAUDITED)        2000         1999       1998         1997        1996
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $50.15           $25.82       $24.97     $19.35       $18.26       $14.03
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .01              .05          .10        .14          .13          .20
 Net realized and unrealized gains ............           3.00            24.36         1.42       6.48         1.51         6.03
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............           3.01            24.41         1.52       6.62         1.64         6.23
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          --                (.08)        (.14)      (.14)        (.12)        (.23)
 Net realized gains ...........................          --               --            (.53)      (.86)        (.43)       (1.77)
                                                   --------------------------------------------------------------------------------
Total distributions ...........................          --                (.08)        (.67)     (1.00)        (.55)       (2.00)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................         $53.16           $50.15       $25.82     $24.97       $19.35       $18.26
                                                   ================================================================================
Total return(b) ...............................           6.00%           94.90%        6.39%     34.98%        8.94%       47.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $2,496,587       $2,025,864     $780,598   $721,254     $282,898      $81,175
Ratios to average net assets:
 Expenses .....................................            .85%(c)          .88%        1.00%       .99%        1.08%         .71%
 Expenses excluding waiver and payments
   by affiliate ...............................            .85%(c)          .88%        1.00%       .99%        1.08%        1.09%
 Net investment income ........................            .02%(c)          .11%         .41%       .67%         .84%        1.42%
Portfolio turnover rate .......................          10.46%           61.04%       52.76%     48.52%       44.81%       61.82%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)      Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                          CLASS B
                                                    --------------------------------------------------------
                                                      SIX MONTHS ENDED              YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000             ----------------------
                                                        (UNAUDITED)                 2000            1999(d)
                                                    --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........          $49.64                      $25.75           $24.31
                                                    --------------------------------------------------------
Income from investment operations:
 Net investment loss(a) .....................            (.20)                       (.28)            (.01)
 Net realized and unrealized gains ..........            2.98                       24.24             1.45
                                                    --------------------------------------------------------
Total from investment operations ............            2.78                       23.96             1.44
                                                    --------------------------------------------------------
Less distributions from net investment income              --                        (.07)              --
                                                    --------------------------------------------------------
Net asset value, end of period ..............          $52.42                      $49.64           $25.75
                                                    ========================================================
Total return(b) .............................            5.58%                      93.35%            5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........        $137,293                     $63,960           $2,657
Ratios to average net assets:
 Expenses ...................................            1.60%(c)                    1.63%            1.75%(c)
 Net investment loss ........................            (.74)%(c)                   (.61)%           (.33)%(c)
Portfolio turnover rate .....................           10.46%                      61.04%           52.76%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (Continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                 CLASS C
                                                   --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2000          -----------------------------------------------------
                                                       (UNAUDITED)            2000             1999          1998        1997(d)
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $49.55               $25.63            $24.81       $19.27       $18.05
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ................         (.19)                (.25)             (.07)          --          .05
 Net realized and unrealized gains ..............         2.95                24.19              1.42         6.43         1.65
                                                   --------------------------------------------------------------------------------
Total from investment operations ................         2.76                23.94              1.35         6.43         1.70
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................           --                 (.02)               --         (.03)        (.05)
 Net realized gains .............................           --                   --              (.53)        (.86)        (.43)
                                                   --------------------------------------------------------------------------------
Total distributions .............................           --                 (.02)             (.53)        (.89)        (.48)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ..................       $52.31               $49.55            $25.63       $24.81       $19.27
                                                   ================================================================================

Total return(b) .................................         5.57%               93.46%             5.67%       34.02%        9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $536,281             $428,192          $159,310     $122,701      $24,556
Ratios to average net assets:
 Expenses .......................................         1.60%(c)             1.63%             1.75%        1.74%        1.86%(c)
 Net investment income (loss) ...................         (.72)%(c)            (.64)%            (.33)%       (.10)%        .05%(c)
Portfolio turnover rate .........................        10.46%               61.04%            52.76%       48.52%       44.81%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period September 3, 1996 (effective date) to April 30, 1997.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)

  FRANKLIN CALIFORNIA GROWTH FUND                  SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 90.5%
(a)COMMERCIAL SERVICES 2.7%
  Concord EFS Inc. .......................        31,300      $1,293,081
  Learning Tree International Inc. .......         70,000      3,167,500
(c)Learning Tree International Inc. ......        530,000     23,982,500
  Robert Half International Inc. .........      1,840,000     56,120,000
                                                              ----------
                                                              84,563,081
                                                              ----------
  COMMUNICATIONS .3%
(a)Broadwing Inc. ........................         25,000        706,250
(a)Pinnacle Holdings Inc. ................          7,700        121,275
  Vodafone Group PLC, ADR (United Kingdom)        175,000      7,448,438
(a)VoiceStream Wireless Corp. ............         12,500      1,643,750
(a)Western Wireless Corp., A .............         12,500        593,750
                                                              ----------
                                                              10,513,463
                                                              ----------
  CONSUMER DURABLES .4%
(a)Electronic Arts Inc. ..................        200,000     10,000,000
  Mattel Inc. ............................        100,000      1,293,750
                                                              ----------
                                                              11,293,750
                                                              ----------
  CONSUMER NON-DURABLES .9%
  Clorox Co. .............................        650,000     29,006,250
                                                              ----------
  CONSUMER SERVICES 3.1%
(a)Apollo Group Inc., A ..................         18,000        704,250
(a)Clear Channel Communications Inc. .....          8,460        508,129
(a)DeVry Inc. ............................         21,200        783,075
(a)eBay Inc. .............................        150,000      7,725,000
(a)Entravision Communications Corp. ......        400,000      7,075,000
(a)Fox Entertainment Group Inc., A .......      1,000,000     21,500,000
(a)Jack in the Box Inc. ..................        400,000      9,800,000
  Knight-Ridder Inc. .....................          9,300        467,325
  McClatchy Co., A .......................        184,800      7,022,400
  United Television Inc. .................         50,000      6,700,000
(a)Univision Communications Inc., A ......        800,000     30,600,000
  Walt Disney Co. ........................        150,000      5,371,875
                                                              ----------
                                                              98,257,054
                                                              ----------
  ELECTRONIC TECHNOLOGY 27.8%
(a)Agilent Technologies Inc. .............        163,140      7,555,421
(a)Altera Corp. ..........................        600,000     24,562,500
(a)Applied Materials Inc. ................        300,000     15,937,500
(a)Applied Micro Circuits Corp. ..........      1,100,000     83,600,000
(a)Broadcom Corp., A .....................        125,000     27,796,875
(a)Centillium Communications Inc. ........        200,000      7,596,875
(a)Cisco Systems Inc. ....................      1,200,000     64,650,000
(a)Cosine Communications Inc. ............        100,000      3,306,250
(a)Cypress Semiconductor Corp. ...........        500,000     18,718,750
(a)Ditech Communications Corp. ...........        200,000      6,887,500


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)



  FRANKLIN CALIFORNIA GROWTH FUND                     SHARES           VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
(a),(c)eMachines Inc. .......................         783,208     $   726,915
(a)Endwave Corp. ............................          70,900       1,019,188
(a)Extreme Networks Inc. ....................         300,000      24,881,250
(a)Flextronics International Ltd. (Singapore)         730,000      27,740,000
(a)Foundry Networks Inc. ....................         150,000       9,965,625
(a)Gemstar-TV Guide International Inc. ......         200,000      13,712,500
  Hewlett-Packard Co. .......................         200,000       9,287,500
  Intel Corp. ...............................         400,000      18,000,000
(a)JDS Uniphase Corp. .......................         800,000      65,150,000
(a)Juniper Networks Inc. ....................         175,000      34,125,000
(a)KLA-Tencor Corp. .........................         275,000       9,298,438
(a)Lam Research Corp. .......................         570,000      11,043,750
  Linear Technology Corp. ...................         580,000      37,446,250
(a)Macrovision Corp. ........................         300,000      21,862,500
(a)Maxim Integrated Products Inc. ...........         450,000      29,840,625
(a)Micrel Inc. ..............................         266,000      12,036,500
(a)Network Appliance Inc. ...................         200,000      23,800,000
(a)Novellus Systems Inc. ....................         245,000      10,029,688
(a)Pinnacle Systems Inc. ....................         900,000      11,362,500
(a)Plantronics Inc. .........................          60,000       2,737,500
(a)PMC-Sierra Inc. (Canada) .................          75,000      12,712,500
(a)Polycom Inc. .............................         250,000      16,250,000
(a)Proxim Inc. ..............................         150,000       9,093,750
(a)Sanmina Corp. ............................         300,000      34,293,750
(a)SDL Inc. .................................         181,000      46,924,250
(a)Solectron Corp. ..........................         300,000      13,200,000
(a)Sun Microsystems Inc. ....................         500,000      55,437,500
(a)Sunrise Telecom Inc. .....................          50,000       1,243,750
(a)UTStarcom Inc. ...........................          50,000       1,000,000
(a)Vitesse Semiconductor Corp. ..............         245,000      17,134,688
(a)Western Multiplex Corp. ..................         114,200       1,613,075
(a)Xilinx Inc. ..............................         550,000      39,840,625
                                                                  -----------
                                                                  883,421,288
                                                                  -----------
  ENERGY MINERALS .8%
(a)Barrett Resources Corp. ..................          11,500         418,313
  Chevron Corp. .............................         300,000      24,637,500
                                                                  -----------
                                                                   25,055,813
                                                                  -----------
  FINANCE 7.0%
  Charles Schwab Corp. ......................         800,000      28,100,000
  Countrywide Credit Industries Inc. ........         350,000      13,103,125
  Federated Investors Inc., B ...............          28,500         830,063
  Golden State Bancorp Inc. .................         600,000      15,675,000
  iStar Financial Inc. ......................         230,000       4,600,000
  National Commerce Bancorp .................          14,000         297,500
  The PMI Group Inc. ........................         500,000      36,937,500

44

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)



  FRANKLIN CALIFORNIA GROWTH FUND           SHARES        VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE (CONT.)
  Providian Financial Corp. ......         350,000     $36,400,000
(a)Silicon Valley Bancshares .....       1,102,500      50,990,625
  Wells Fargo & Co. ..............         725,000      33,576,563
                                                       -----------
                                                       220,510,376
                                                       -----------
(a)HEALTH SERVICES 1.4%
  Tenet Healthcare Corp. .........       1,100,000      43,243,750
                                                       -----------
  HEALTH TECHNOLOGY 12.3%
(a)Abgenix Inc. ..................         550,000      43,381,250
(a)Aclara Biosciences Inc. .......         150,000       2,681,250
(a)Affymetrix Inc. ...............         413,700      22,908,638
  Allergan Inc. ..................         200,000      16,812,500
(a)Amgen Inc. ....................         450,000      26,071,875
(a)Cerus Corp. ...................          75,000       4,190,625
(a)Chiron Corp. ..................         311,000      13,470,188
(a)Coherent Inc. .................         250,000       8,703,125
(a)Collateral Therapeutics Inc. ..         200,000       5,056,250
(a)COR Therapeutics Inc. .........         300,000      16,950,000
(a)Exelixis Inc. .................         125,200       2,762,225
(a)Genentech Inc. ................         800,000      66,000,000
(a)Genzyme Corp. .................           5,700         404,700
(a)Illumina Inc. .................         100,000       3,250,000
(a)INAMED Corp. ..................          78,200       2,189,600
(a)Incyte Genomics Inc. ..........         285,300      10,449,113
(a)Inhale Therapeutic Systems Inc.         824,912      41,039,372
(a)Invitrogen Corp. ..............         250,000      19,015,625
(a)Minimed Inc. ..................          50,000       3,646,875
(a)Molecular Devices Corp. .......         275,000      18,803,125
(a)Nanogen Inc. ..................         125,000       1,937,500
(a)Pain Therapeutics Inc. ........         203,400       4,360,388
  PE Corp-PE Biosystems Group ....         150,000      17,550,000
(a)Pharsight Corp. ...............         280,900       2,176,975
(a)Thermo Cardiosystems Inc. .....         400,000       3,275,000
(a)Thoratec Laboratories Corp. ...         511,000       6,227,813
(a)Versicor Inc. .................          64,700         849,188
(a)Watson Pharmaceuticals Inc. ...         400,000      25,025,000
                                                       -----------
                                                       389,188,200
                                                       -----------
  INDUSTRIAL SERVICES .8%
(a)Catalytica Inc. ...............         375,000       5,039,063
  Dynegy Inc. ....................          31,740       1,469,959
  Granite Construction Inc. ......         250,000       5,703,125
(a)Tetra Tech Inc. ...............         375,000      13,031,250
(a)Weatherford International Inc.           19,000         693,500
                                                       -----------
                                                        25,936,897
                                                       -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)



  FRANKLIN CALIFORNIA GROWTH FUND                            SHARES        VALUE
-------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PROCESS INDUSTRIES
  Bowater Inc. ...................................           10,000     $    541,250
  Ecolab Inc. ....................................           16,000          627,000
                                                                         -----------
                                                                           1,168,250
                                                                         -----------
  PRODUCER MANUFACTURING 1.5%
  Avery Dennison Corp. ...........................          500,000       25,250,000
(a)Capstone Turbine Corp. ........................          100,000        5,550,000
(a)Gentex Corp. ..................................           29,000          717,750
(a)Mettler-Toledo International Inc. (Switzerland)           21,000          980,438
(a)Simpson Manufacturing Co. Inc. ................           75,000        3,196,875
(a)Varian Inc. ...................................          425,500       13,110,719
                                                                         -----------
                                                                          48,805,782
                                                                         -----------
  REAL ESTATE 4.1%
  Alexandria Real Estate Equities Inc. ...........          250,000        8,468,750
  AMB Property Corp. .............................          550,000       12,925,000
  Arden Realty Inc. ..............................          600,000       14,400,000
(a)Catellus Development Corp. ....................          800,000       14,550,000
  Essex Property Trust Inc. ......................          500,000       26,000,000
  Health Care Property Investors Inc. ............          600,000       17,625,000
  Spieker Properties Inc. ........................          650,000       35,993,750
                                                                         -----------
                                                                         129,962,500
                                                                         -----------
  RETAIL TRADE 3.5%
(a)Cost Plus Inc. ................................          150,000        4,200,000
(a)Costco Wholesale Corp. ........................          250,000        9,156,250
  Family Dollar Stores Inc. ......................           24,000          466,500
  GAP Inc. .......................................        1,000,000       25,812,500
(a)Safeway Inc. ..................................        1,100,000       60,156,250
(a)Williams-Sonoma Inc. ..........................          500,000       10,406,250
                                                                         -----------
                                                                         110,197,750
                                                                         -----------
  TECHNOLOGY SERVICES 21.7%
(a)Actuate Corp. .................................          300,000        8,456,250
  Adobe Systems Inc. .............................          500,000       38,031,250
(a)Affiliated Computer Services Inc., A ..........            8,500          473,344
(a)Agile Software Corp. ..........................          100,000        7,537,500
(a)Ariba Inc. ....................................          175,000       22,115,625
(a)Art Technology Group Inc. .....................           13,000          815,750
(a)Aspect Communications Corp. ...................           20,000          329,688
(a)BEA Systems Inc. ..............................          225,000       16,143,750
(a)Blue Martini Software Inc. ....................            2,100           79,013
(a)BroadVision Inc. ..............................          700,000       20,825,000
(a)Check Point Software Technologies Ltd. (Israel)          150,000       23,756,250
(a)Commerce One Inc. .............................          250,000       16,046,875
(a)Computer Sciences Corp. .......................          354,000       22,302,000
(a)CSG Systems International Inc. ................           12,000          557,250
(a)Docent Inc. ...................................           82,800        2,132,100
(a)Entrust Technologies Inc. .....................           45,623        1,185,651

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)

  FRANKLIN CALIFORNIA GROWTH FUND                           SHARES        VALUE
-----------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
  TECHNOLOGY SERVICES (CONT.)
(a)Evolve Software Inc. .....................            76,800     $   1,204,800
(a)Exodus Communications Inc. ...............           460,000        15,438,750
(a)HNC Software Inc. ........................           281,000         5,707,813
(a)Informatica Corp. ........................            82,600         7,805,700
(a)InfoSpace Inc. ...........................            16,000           322,000
(a)Interwoven Inc. ..........................           200,000        20,150,000
(a)Intuit Inc. ..............................           380,700        23,389,256
(a)Liberate Technologies Inc. ...............           400,000         7,625,000
(a)Mercury Interactive Corp. ................           200,000        22,200,000
(a)Micromuse Inc. ...........................           280,000        47,512,500
(a)Oracle Corp. .............................         1,500,000        49,500,000
(a)Peregrine Systems Inc. ...................           200,000         4,800,000
(a)Quest Software Inc. ......................           300,000        13,106,250
(a)Rational Software Corp. ..................           218,400        13,035,750
(a)Retek Inc. ...............................           349,293        13,775,243
(a)Scient Corp. .............................           500,000         9,000,000
(a)Siebel Systems Inc. ......................           936,000        98,221,488
(a)SonicWALL Inc. ...........................           168,800         2,521,450
(a)Support.com Inc. .........................            35,800           510,150
(a)Tumbleweed Communications Corp. ..........            50,000           856,250
(a)VeriSign Inc. ............................           200,000        26,400,000
(a)VERITAS Software Corp. ...................           725,000       102,236,328
(a)Vitria Technology Inc. ...................           350,000         9,406,250
(a)Yahoo! Inc. ..............................           225,000        13,190,625
                                                                      -----------
                                                                      688,702,899
                                                                      -----------
  TRANSPORTATION .9%
  Expeditors International of Washington Inc.           530,000        27,493,751
                                                                      -----------
  UTILITIES 1.3%
  American States Water Co. .................           165,000         5,145,938
  California Water Service Group ............           180,000         4,848,750
(a)Calpine Corp. ............................           400,000        31,575,000
                                                                      -----------
                                                                       41,569,688
                                                                      -----------
  TOTAL COMMON STOCKS (COST $1,732,100,319) .                        2,868,890,542
                                                                     ------------
(a)PREFERRED STOCKS 1.0%
(c)ELECTRONIC TECHNOLOGY .1%
  Anda Networks Inc., pfd., D ...............           145,772         1,999,992
  Kestrel Solutions Inc., pfd., D ...........           124,712         1,624,997
                                                                      -----------
                                                                        3,624,989
                                                                      -----------
  HEALTH TECHNOLOGY .9%
(c)Fibrogen Inc., pfd., E ...................         2,227,171         9,999,998
(c)Masimo Corp., pfd., F ....................           772,727         8,499,997
  Pro*duct Health Inc., pfd., C, 144A .......         2,028,398        10,000,002
                                                                      -----------
                                                                       28,499,997
                                                                      -----------
  TOTAL PREFERRED STOCKS (COST $32,124,994)                            32,124,986
                                                                      -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)



FRANKLIN CALIFORNIA GROWTH FUND                                                 SHARES               VALUE
------------------------------------------------------------------------------------------------------------------
(a) CONVERTIBLE PREFERRED STOCKS .1%
    Calpine Capital Trust III, cvt. pfd., 144A (COST $2,250,000)............    45,000          $    2,475,000
                                                                                                --------------


                                                                             PRINCIPAL
                                                                              AMOUNT
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 1.3%
ELECTRONIC TECHNOLOGY .4%
Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 ..................          $   790,000                 855,175
Redback Networks Inc., cvt., 144A, 5.00%, 4/01/07 ...............           14,500,000              12,615,000
                                                                                                --------------

                                                                                                    13,470,175
                                                                                                --------------

TECHNOLOGY SERVICES .9%
BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 ...................           13,000,000              28,405,000
                                                                                                --------------
TOTAL CONVERTIBLE BONDS (COST $28,275,285) ......................                                   41,875,175
                                                                                                --------------
TOTAL LONG TERM INVESTMENTS (COST $1,794,750,598) ...............                                2,945,365,703
                                                                                                --------------

                                                                              SHARES
------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 6.9%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
       (COST $217,578,132) ......................................          217,578,132             217,578,132
                                                                                                --------------
    TOTAL INVESTMENTS (COST $2,012,328,730) 99.8% ...............                                3,162,943,835
    OTHER ASSETS, LESS LIABILITIES .2% ..........................                                    7,218,016
                                                                                                --------------
    NET ASSETS 100.0% ...........................................                               $3,170,161,851
                                                                                                ==============


(a)  Non-income producing

(b)  See Note 3 regarding investment in the "Sweep Money Fund."

(c)  See Note 6 regarding restricted securities.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN LARGE CAP GROWTH FUND
                                                                             CLASS A
                                                             ---------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2000         YEAR ENDED
                                                                (UNAUDITED)       APRIL 30, 2000(d)
                                                             ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................          $    14.85            $    10.00
                                                             ---------------------------------------
Income from investment operations:
 Net investment loss(a) .............................                (.04)                 (.06)
 Net realized and unrealized gains ..................                1.01                  4.91
                                                             ---------------------------------------
Total from investment operations ....................                 .97                  4.85
                                                             ---------------------------------------
Less distributions from net investment income .......                  --                   -- (e)
                                                             ---------------------------------------
Net asset value, end of period ......................          $    15.82            $    14.85
                                                             =======================================

Total return(b) .....................................                6.53%                48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................          $   66,123            $   39,402
Ratios to average net assets:
 Expenses(c) ........................................                1.25%                 1.23%
 Expenses excluding waiver and payments by
   affiliate(c) .....................................                1.25%                 1.39%
 Net investment loss(c) .............................                (.48)%                (.46)%
Portfolio turnover rate .............................               33.62%                93.95%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period June 7, 1999 (effective date) to April 30, 2000.

(e)  Includes distributions of net investment income in the amount of $.008.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                              CLASS B
                                                              --------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2000       YEAR ENDED
                                                                 (UNAUDITED)       APRIL 30, 2000(d)
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $   14.77            $   10.00
                                                              --------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................               (.09)                (.13)
 Net realized and unrealized gains ....................               1.00                 4.90
                                                              --------------------------------------
Total from investment operations ......................                .91                 4.77
                                                              --------------------------------------
Net asset value, end of period ........................          $   15.68            $   14.77
                                                              ======================================

Total return(b) .......................................               6.16%               47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................          $   8,006            $   4,502
Ratios to average net assets:
 Expenses(c) ..........................................               1.90%                1.84%
 Expenses excluding waiver and payments by
  affiliate(c).........................................               1.90%                2.00%
 Net investment loss(c) ...............................              (1.12)%              (1.06)%
Portfolio turnover rate ...............................              33.62%               93.95%

(a)  Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                             CLASS C
                                                               -------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2000       YEAR ENDED
                                                                 (UNAUDITED)       APRIL 30, 2000(d)
                                                               -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $    14.77            $    10.00
                                                               -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................                (.09)                 (.14)
 Net realized and unrealized gains ....................                1.00                  4.91
                                                               -------------------------------------
Total from investment operations ......................                 .91                  4.77
Net asset value, end of period ........................          $    15.68            $    14.77
                                                               =====================================

Total return(b) .......................................                6.16%                47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................          $   59,430            $   35,345
Ratios to average net assets:
 Expenses(c) ..........................................                1.90%                 1.90%
 Expenses excluding waiver and payments by affiliate(c)                1.90%                 2.06%
 Net investment loss(c) ...............................               (1.13)%               (1.13)%
Portfolio turnover rate ...............................               33.62%                93.95%

(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                           ADVISOR CLASS
                                                              --------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2000        YEAR ENDED
                                                                 (UNAUDITED)       APRIL 30, 2000(d)
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $    14.88            $    10.00
                                                              --------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................                (.01)                 (.01)
 Net realized and unrealized gains ....................                1.01                  4.91
                                                              --------------------------------------
Total from investment operations ......................                1.00                  4.90
Less distributions from net investment income .........                  --                  (.02)
Net asset value, end of period ........................          $    15.88            $    14.88
                                                              ======================================

Total return(b) .......................................                6.72%                49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................          $   24,560            $   19,902
Ratios to average net assets:
 Expenses(c) ..........................................                 .90%                  .90%
 Expenses excluding waiver and payments by affiliate(c)                 .90%                 1.06%
 Net investment loss(c) ...............................                (.12)%                (.06)%
Portfolio turnover rate ...............................               33.62%                93.95%

(a)  Based on average shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period June 7, 1999 (effective date) to April 30, 2000.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)


FRANKLIN LARGE CAP GROWTH FUND                                                                          SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 92.9%
    COMMUNICATIONS 3.1%
    AT&T Corp. ............................................................................              26,200          $  607,513
    SBC Communications Inc. ...............................................................              52,500           3,028,594
    Sprint Corp. (Fon Group) ..............................................................              16,900             430,950
(a) VoiceStream Wireless Corp. ............................................................               5,800             762,700
                                                                                                                       ------------

                                                                                                                          4,829,757
                                                                                                                       ------------
    CONSUMER NON-DURABLES 2.9%
    Anheuser-Busch Cos. Inc. ..............................................................              51,000           2,333,250
    Avon Products Inc. ....................................................................              27,400           1,328,900
    Estee Lauder Cos. Inc., A .............................................................              21,800           1,012,338
                                                                                                                       ------------
                                                                                                                          4,674,488
                                                                                                                       ------------
    CONSUMER SERVICES 1.7%
(a) Clear Channel Communications Inc. .....................................................              22,500           1,351,406
    Time Warner Inc. ......................................................................              14,400           1,093,104
(a) Viacom Inc., B ........................................................................               4,100             233,188
                                                                                                                       ------------
                                                                                                                          2,677,698
                                                                                                                       ------------
 ELECTRONIC TECHNOLOGY 37.0%
(a) ADC Telecommunications Inc. ...........................................................              59,400           1,269,675
(a) Applied Materials Inc. ................................................................              37,300           1,981,563
(a) Applied Micro Circuits Corp. ..........................................................               9,000             684,000
(a) Avici Systems Inc. ....................................................................                 400              17,350
(a) Brocade Communications Systems Inc. ...................................................              15,900           3,615,262
(a) CIENA Corp. ...........................................................................              45,000           4,730,624
(a) Cisco Systems Inc. ....................................................................              80,600           4,342,325
(a) Comverse Technology Inc. ..............................................................              22,300           2,492,025
    Corning Inc. ..........................................................................              37,200           2,845,800
(a) EMC Corp. .............................................................................              45,900           4,087,968
(a) Extreme Networks Inc. .................................................................              26,100           2,164,669
(a) Infineon Technologies AG, ADR (Germany) ...............................................              15,800             677,425
    Intel Corp. ...........................................................................              46,300           2,083,500
    International Business Machines Corp. .................................................              17,700           1,743,450
(a) JDS Uniphase Corp. ....................................................................              14,200           1,156,413
(a) Juniper Networks Inc. .................................................................              24,000           4,680,000
(a) Network Appliance Inc. ................................................................               7,400             880,600
    Nokia Corp., ADR (Finland) ............................................................              33,100           1,415,025
    Nortel Networks Corp. (Canada) ........................................................              69,000           3,139,500
(a) PMC-Sierra Inc. (Canada) ..............................................................              18,100           3,067,950
(a) Redback Networks Inc. .................................................................               7,300             776,994
(a) SDL Inc. ..............................................................................              13,800           3,577,650
(a) Stratos Lightwave Inc. ................................................................               5,400             142,763
(a) Sun Microsystems Inc. .................................................................              38,300           4,246,513
(a) Xilinx Inc. ...........................................................................              37,400           2,709,163
                                                                                                                       ------------
                                                                                                                         58,528,207
                                                                                                                       ------------
(a) ENERGY MINERALS 1.1%
    Petroleo Brasileiro SA (Petrobras), ADR (Brazil) ......................................              60,800           1,767,000
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN LARGE CAP GROWTH FUND                                                                          SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCE 8.0%
    American International Group Inc. .....................................................              38,500          $3,773,000
    Capital One Financial Corp. ...........................................................              29,400           1,855,875
    Charles Schwab Corp. ..................................................................              36,000           1,264,500
    Citigroup Inc. ........................................................................              63,333           3,332,898
    Goldman Sachs Group Inc. ..............................................................              14,800           1,477,225
    Morgan Stanley Dean Witter & Co. ......................................................              12,300             987,844
                                                                                                                       ------------
                                                                                                                         12,691,342
                                                                                                                       ------------
    HEALTH TECHNOLOGY 13.8%
(a) Amgen Inc. ............................................................................              21,300           1,234,069
    Baxter International Inc. .............................................................              37,200           3,057,374
(a) Biogen Inc. ...........................................................................              45,800           2,756,588
(a) Genentech Inc. ........................................................................              19,800           1,633,500
(a) MedImmune Inc. ........................................................................              22,400           1,464,400
    Medtronic Inc. ........................................................................              28,000           1,520,750
    PE Corp.-PE Biosystems Group ..........................................................              16,800           1,965,600
    Pfizer Inc. ...........................................................................              88,275           3,812,377
    Schering-Plough Corp. .................................................................              62,200           3,214,962
    Serono SA, B (Switzerland) ............................................................                 570             512,591
(a) Watson Pharmaceuticals Inc. ...........................................................              10,000             625,625
                                                                                                                       ------------
                                                                                                                         21,797,836
                                                                                                                       ------------
    INDUSTRIAL SERVICES 6.2%
(a) AES Corp. .............................................................................              51,600           2,915,400
    Dynegy Inc. ...........................................................................              87,500           4,052,343
    Transocean Sedco Forex Inc. ...........................................................              53,000           2,809,000
                                                                                                                       ------------
                                                                                                                          9,776,743
                                                                                                                       ------------
    PROCESS INDUSTRIES 2.7%
    General Electric Co. ..................................................................              76,800           4,209,600
                                                                                                                       ------------
    PRODUCER MANUFACTURING 1.2%
    Tyco International Ltd. (Bermuda) .....................................................              33,000           1,870,688
                                                                                                                       ------------
    RETAIL TRADE 2.0%
    CVS Corp. .............................................................................               7,100             375,856
    Home Depot Inc. .......................................................................              14,750             634,250
    Target Corp. ..........................................................................              22,800             629,850
    Wal-Mart Stores Inc. ..................................................................              32,825           1,489,433
                                                                                                                       ------------
                                                                                                                          3,129,389
                                                                                                                       ------------
(a) TECHNOLOGY SERVICES 9.1%
    Ariba Inc. ............................................................................              10,200           1,289,025
    BEA Systems Inc. ......................................................................              19,500           1,399,125
    BroadVision Inc. ......................................................................              13,100             389,725
    i2 Technologies Inc. ..................................................................               5,000             850,000
    Inktomi Corp. .........................................................................               3,300             209,344
    Microsoft Corp. .......................................................................              24,000           1,653,000
    Oracle Corp. ..........................................................................              50,000           1,650,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN LARGE CAP GROWTH FUND                                                                          SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) TECHNOLOGY SERVICES (CONT.)
    Siebel Systems Inc. ...................................................................              21,800          $2,287,638
    Software.com Inc. .....................................................................               5,200             774,800
    VeriSign Inc. .........................................................................               2,300             303,600
    VERITAS Software Corp. ................................................................              25,775           3,634,678
                                                                                                                       ------------
                                                                                                                         14,440,935
                                                                                                                       ------------
    UTILITIES 4.1%
    Enron Corp. ...........................................................................              45,500           3,733,844
(a) Southern Energy Inc. ..................................................................             100,200           2,730,449
                                                                                                                       ------------
                                                                                                                          6,464,293
                                                                                                                       ------------
    TOTAL COMMON STOCKS (COST $125,202,938) ...............................................                             146,857,976
                                                                                                                       ------------
    SHORT TERM INVESTMENTS 7.0%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
       (COST $11,016,438) .................................................................          11,016,438          11,016,438
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $136,219,376) 99.9% ...........................................                             157,874,414
    OTHER ASSETS, LESS LIABILITIES .1% ....................................................                                 243,612
                                                                                                                       ------------
    NET ASSETS 100.0% .....................................................................                            $158,118,026
                                                                                                                       ============

(a)  Non-income producing

(b)  See Note 3 regarding investment in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL CAP GROWTH FUND I
                                                                                    CLASS A
                                           ----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                           YEAR ENDED APRIL 30,
                                           OCTOBER 31, 2000    ---------------------------------------------------------------------
                                             (UNAUDITED)          2000            1999           1998           1997         1996
                                           ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ....    $     45.48      $     24.65      $    25.93     $    18.96    $    19.75     $  14.90
                                           ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............            .08              .09             .06            .07           .03          .01
 Net realized and unrealized gains
  (losses) ..............................           1.20            21.04           (1.02)          7.92           .04         6.23
                                           ----------------------------------------------------------------------------------------
Total from investment operations ........           1.28            21.13            (.96)          7.99           .07         6.24
                                           ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................             --             (.04)           (.14)          (.09)         (.06)        (.01)
 Net realized gains .....................             --             (.26)           (.18)          (.93)         (.80)       (1.38)
                                           ----------------------------------------------------------------------------------------
Total distributions .....................             --             (.30)           (.32)         (1.02)         (.86)       (1.39)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ..........    $     46.76      $     45.48      $    24.65     $    25.93    $    18.96     $  19.75
                                           ========================================================================================

Total return(b) .........................           2.81%           85.97%          (3.44)%        43.09%          .14%       44.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $12,661,087      $11,199,559      $4,251,284     $3,957,972    $1,071,352     $444,912
Ratios to average net assets:
 Expenses ...............................            .82%(c)          .85%            .94%           .89%          .92%         .97%
 Expenses excluding waiver and
  payments by affiliate .................            .82%(c)          .85%            .94%           .89%          .92%        1.00%
 Net investment income ..................            .36%(c)          .24%            .30%           .32%          .10%         .09%
Portfolio turnover rate .................          11.48%           24.67%          46.73%         42.97%        55.27%       87.92%


(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

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Financial Highlights (continued)


FRANKLIN SMALL CAP GROWTH FUND I (CONT.)
                                                                          CLASS C
                                        ------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                         OCTOBER 31, 2000   ----------------------------------------------------------
                                           (UNAUDITED)         2000          1999        1998       1997       1996(d)
                                        ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period       $   44.58        $    24.32     $  25.59    $  18.78   $  19.66    $17.94
                                        ------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a)                         (.09)             (.19)        (.09)       (.02)      (.05)      (.03)
 Net realized and unrealized gains
  (losses)                                      1.17             20.71        (1.00)       7.76       (.03)      2.71
                                        ------------------------------------------------------------------------------
Total from investment operations                1.08             20.52        (1.09)       7.74       (.08)      2.68
                                        ------------------------------------------------------------------------------
Less distributions from net realized
  gains                                           --              (.26)        (.18)       (.93)      (.80)      (.96)
                                        ------------------------------------------------------------------------------
Net asset value, end of period             $   45.66        $    44.58     $  24.32    $  25.59   $  18.78    $ 19.66
                                        ==============================================================================

Total return(b)                                 2.42%            84.58%       (4.08)%     42.06%      (.65)%    15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)          $1,750,172       $1,667,870     $764,715    $731,707   $146,164    $24,102
Ratios to average net assets:
 Expenses                                        1.57%(c)         1.60%        1.69%       1.64%      1.69%      1.76%(c)
 Net investment loss                             (.40)%(c)        (.52)%       (.44)%      (.42)%     (.70)%     (.69)%(c)
Portfolio turnover rate                         11.48%           24.67%       46.73%      42.97%     55.27%     87.92%

(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period October 1, 1995 (effective date) to April 30, 1996.

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Financial Highlights (continued)


FRANKLIN SMALL CAP GROWTH FUND I (CONT.)
                                                                                   ADVISOR CLASS
                                                     ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2000                  YEAR ENDED APRIL 30,
                                                                         -------------------------------------------------------
                                                        (UNAUDITED)        2000           1999             1998         1997(d)
                                                     ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $  45.74        $  24.73       $  26.01         $  18.97      $ 20.48
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................               .15             .18            .10              .09          .01
 Net realized and unrealized gains (losses) ...              1.20           21.15          (1.00)            8.01        (1.52)
                                                     ---------------------------------------------------------------------------
Total from investment operations ..............              1.35           21.33           (.90)            8.10        (1.51)
                                                     ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................                --            (.06)          (.20)            (.13)          --
 Net realized gains ...........................                --            (.26)          (.18)            (.93)          --
                                                     ---------------------------------------------------------------------------
Total distributions ...........................                --            (.32)          (.38)           (1.06)          --
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ................          $  47.09        $  45.74       $  24.73         $  26.01      $ 18.97
                                                     ===========================================================================

Total return(b) ...............................              2.95%          86.43%         (3.12)%          43.68%      ( 7.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............          $485,801        $436,864       $168,055         $118,683      $18,777
Ratios to average net assets:
 Expenses .....................................               .57%(c)         .60%           .69%             .64%         .69%(c)
 Net investment income ........................               .60%(c)         .49%           .56%             .58%         .30%(c)
Portfolio turnover rate .......................             11.48%          24.67%         46.73%           42.97%       55.27%

(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 2, 1997 (effective date) to April 30, 1997.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)



FRANKLIN SMALL CAP GROWTH FUND I                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 89.5%
      COMMERCIAL SERVICES 2.3%
(a)   Aether Systems Inc. ......................................................                     85,000            $   6,853,125
(a)   Answerthink Inc. .........................................................                  1,000,000               16,375,000
(a)   Concord EFS Inc. .........................................................                  1,905,000               78,700,313
(a)   Corporate Executive Board Co. ............................................                    459,800               21,208,275
(a)   DigitalThink Inc. ........................................................                    612,600               21,584,578
(a)   Hotjobs.com Ltd. .........................................................                    973,200               15,206,250
(a,d) Interep National Radio Sales Inc. ........................................                    489,100                1,650,713
(a)   Internet Pictures Corp. ..................................................                    893,753                1,913,190
(a,c) Learning Tree International Inc. .........................................                  1,064,000               48,146,000
(a)   Netcentives Inc. .........................................................                     90,600                  645,525
(a)   Probusiness Services Inc. ................................................                  1,062,200               34,720,663
      Viad Corp. ...............................................................                  4,364,600               93,293,325
                                                                                                                       -------------
                                                                                                                         340,296,957
                                                                                                                       -------------
(a)   COMMUNICATIONS 3.6%
(d)   Alaska Communications Systems Holdings Inc. ..............................                  2,411,700               16,429,706
      Asia Global Crossing (Bermuda) ...........................................                    227,200                1,590,400
      AT&T Canada Inc., B (Canada) .............................................                    227,600                7,041,375
      DSL.net Inc. .............................................................                    593,000                1,556,625
      Efficient Networks Inc. ..................................................                    964,000               40,442,813
      Intermedia Communications Inc. ...........................................                    680,000               15,045,000
      ITC Deltacom Inc. ........................................................                    978,700                7,921,353
      Leap Wireless International Inc. .........................................                    100,000                4,975,000
      Millicom International Cellular SA (Luxembourg) ..........................                    878,500               27,013,875
      Pinnacle Holdings Inc. ...................................................                  1,547,400               24,371,550
      Primus Telecommunications Group Inc., 144A ...............................                  1,115,900                5,649,244
(d)   Rural Cellular Corp., A ..................................................                    765,700               41,156,375
      Time Warner Telecom Inc., A ..............................................                    194,400               11,591,100
      VoiceStream Wireless Corp. ...............................................                  1,869,200              245,799,800
      Western Wireless Corp., A ................................................                  1,619,200               76,912,000
                                                                                                                       -------------
                                                                                                                         527,496,216
                                                                                                                       -------------
      CONSUMER DURABLES .6%
      Callaway Golf Co. ........................................................                  1,000,000               16,000,000
      Centex Corp. .............................................................                  1,185,200               43,852,400
      D.R. Horton Inc. .........................................................                    744,361               13,770,679
(a)   Meade Instruments Corp. ..................................................                    800,000               14,650,000
                                                                                                                       -------------
                                                                                                                          88,273,079
                                                                                                                       -------------
      CONSUMER NON-DURABLES .3%
(a)   Tommy Hilfiger Corp. .....................................................                  2,997,800               34,849,425
      Wolverine World Wide Inc. ................................................                  1,575,500               17,035,094
                                                                                                                       -------------
                                                                                                                          51,884,519
                                                                                                                       -------------
(a)   CONSUMER SERVICES 2.4%
      Clear Channel Communications Inc. ........................................                    612,810               36,806,901
      Cumulus Media Inc., A ....................................................                  1,181,800                7,386,250
      DeVry Inc. ...............................................................                  1,064,800               39,331,050
      Entravision Communications Corp. .........................................                  1,867,500               33,031,406

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                  SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
(a)   CONSUMER SERVICES (CONT.)
      Hispanic Broadcasting Corp., A ...........................................                  3,043,600            $  95,112,500
(d)   Insight Communications Co. Inc., A .......................................                  4,090,800               56,759,850
      Jack in the Box Inc. .....................................................                  1,299,700               31,842,650
      MeriStar Hotels & Resorts Inc. ...........................................                  1,330,000                3,158,750
      Radio One Inc. ...........................................................                    281,200                2,232,025
      Radio One Inc., D ........................................................                    562,400                4,507,988
      Sotheby's Holdings Inc., A ...............................................                    375,000               10,195,313
      Spanish Broadcasting Systems Inc. ........................................                    708,300                6,374,700
      Vail Resorts Inc. ........................................................                    276,000                5,847,750
      XM Satellite Radio Holdings Inc. .........................................                    955,900               27,721,100
                                                                                                                       -------------
                                                                                                                         360,308,233
                                                                                                                       -------------
(a)   DISTRIBUTION SERVICES
      SciQuest.com Inc. ........................................................                     83,200                  371,800
                                                                                                                       -------------
      ELECTRONIC TECHNOLOGY 26.0%
(a)   Accelerated Networks Inc. ................................................                     95,700                1,333,819
(a)   Adaptec Inc. .............................................................                  2,000,200               31,628,163
(a)   Advanced Energy Industries Inc. ..........................................                    876,600               15,121,350
(a)   Advanced Fibre Communications Inc. .......................................                  1,298,400               42,279,150
(a)   Aeroflex Inc. ............................................................                    587,000               34,926,500
(a)   Alpha Industries Inc. ....................................................                  1,024,000               40,832,000
(a)   Anaren Microwave Inc. ....................................................                    413,400               42,993,600
(a)   Applied Materials Inc. ...................................................                    769,992               40,905,825
(a)   Applied Micro Circuits Corp. .............................................                    680,900               51,748,400
      ASM Pacific Technology Ltd. (Hong Kong) ..................................                    500,000                1,019,348
(a,c) Auspex Systems Inc. ......................................................                  2,394,885               21,823,390
(a)   Avocent Corp. ............................................................                    813,036               57,674,741
(a)   AXT Inc. .................................................................                    136,300                5,247,550
(a,d) Catapult Communications Corp. ............................................                    656,800                7,963,700
(a)   Celeritek Inc. ...........................................................                    305,900               10,113,819
(a)   Celestica Inc. (Canada) ..................................................                    337,500               24,257,813
(a)   Centillium Communications Inc. ...........................................                    100,000                3,798,438
(a)   Cirrus Logic Inc. ........................................................                    732,800               31,602,000
(a,d) Cobalt Networks Inc. .....................................................                  1,482,000               81,695,250
(a)   Com21 Inc. ...............................................................                    557,600                6,029,050
(a)   Conexant Systems Inc. ....................................................                    272,700                7,175,419
(a)   Copper Mountain Networks Inc. ............................................                    339,100                3,878,456
(a)   Cosine Communications Inc. ...............................................                    137,600                4,549,400
      CTS Corp. ................................................................                    341,700               14,671,744
(a)   DDI Corp. ................................................................                    967,800               38,651,513
(a)   Ditech Communications Corp. ..............................................                  1,182,100               40,708,569
(a)   DMC Stratex Networks Inc. ................................................                  1,339,200               30,969,000
(a)   Electro Scientific Industries Inc. .......................................                  1,129,400               39,458,413
(a,c) eMachines Inc. ...........................................................                  1,378,446                1,279,370
(a)   eMachines Inc., 144A .....................................................                    885,500                  913,172
(a)   EMCORE Corp. .............................................................                  1,033,600               42,377,600
(a)   Endwave Corp. ............................................................                    333,000                4,786,875

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ELECTRONIC TECHNOLOGY (CONT.)
(a)   Flextronics International Ltd. (Singapore) ...............................                  3,855,630            $ 146,513,940
(a,d) FLIR Systems Inc. ........................................................                  1,028,600                6,171,600
(a)   Foundry Networks Inc. ....................................................                    556,600               36,979,113
(a)   Gemstar-TV Guide International Inc. ......................................                  2,258,400              154,841,550
(a)   Handspring Inc. ..........................................................                    230,100               16,639,106
(a)   Harmonic Inc. ............................................................                    463,400                6,719,300
(a)   Integrated Circuit Systems Inc. ..........................................                  1,036,600               14,123,675
(a)   Intersil Holding Corp. ...................................................                  1,137,700               54,538,494
(a)   Ixia .....................................................................                     32,900                  771,094
(a)   Jabil Circuit Inc. .......................................................                  1,600,000               91,300,000
(a)   JDS Uniphase Corp. .......................................................                  4,769,024              388,377,392
(a)   Lam Research Corp. .......................................................                  1,165,400               22,579,625
(a)   Lattice Semiconductor Corp. ..............................................                    884,000               25,801,750
(a)   MCK Communications Inc. ..................................................                    144,700                2,260,938
(a)   Micrel Inc. ..............................................................                  2,442,200              110,509,550
(a)   Mirapoint Inc., 144A .....................................................                    682,128                4,999,998
(a)   Nanometrics Inc. .........................................................                    483,100               11,111,300
(a)   Natural MicroSystems Corp. ...............................................                    728,400               32,914,575
(a)   Netro Corp. ..............................................................                    566,600               12,358,963
      Newport Corp. ............................................................                    975,000              111,348,047
(a)   NICE Systems Ltd., ADR (Israel) ..........................................                    180,400                8,433,700
      Nortel Networks Corp. (Canada) ...........................................                    786,620               35,791,210
(a)   Novellus Systems Inc. ....................................................                    918,300               37,592,906
(a)   PC-Tel Inc. ..............................................................                    411,100                7,091,475
(a)   Perceptron Inc. ..........................................................                    135,900                  363,108
      PerkinElmer Inc. .........................................................                    685,800               81,953,100
(a)   Photronics Inc. ..........................................................                    587,500               13,255,469
(a)   Pinnacle Systems Inc. ....................................................                    825,000               10,415,625
(a)   PLX Technology Inc. ......................................................                    256,800                6,163,200
(a)   PMC-Sierra Inc. (Canada) .................................................                  3,200,828              542,540,346
(a)   Polycom Inc. .............................................................                  2,428,800              157,872,000
(a)   Power Integrations Inc. ..................................................                  1,300,000               17,468,750
(a)   Powerwave Technologies Inc. ..............................................                  1,355,300               65,223,813
(a)   Proxim Inc. ..............................................................                    589,800               35,756,625
(a)   QLogic Corp. .............................................................                    931,100               90,083,925
(a)   QuickLogic Corp. .........................................................                    395,600                3,510,950
(a)   Radiant Systems Inc. .....................................................                    282,600                5,210,438
(a)   Redback Networks Inc. ....................................................                    166,300               17,700,556
(a)   Sanmina Corp. ............................................................                    646,400               73,891,600
(a)   Semtech Corp. ............................................................                    791,400               25,522,650
(a)   Sierra Wireless Inc. (Canada) ............................................                    510,200               33,545,650
(a)   Silicon Laboratories Inc. ................................................                    353,400                9,917,288
(a)   SMTC Corp. (Canada) ......................................................                    161,600                3,050,200
(a)   Stanford Microdevices Inc. ...............................................                    150,600                3,774,413
(a)   Sunrise Telecom Inc. .....................................................                     19,500                  485,063
(a)   Synopsys Inc. ............................................................                  1,525,400               53,198,325
(a)   Tekelec ..................................................................                  1,823,300               67,120,231
(a)   Tektronix Inc. ...........................................................                  2,087,600              148,741,500

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                    SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ELECTRONIC TECHNOLOGY (CONT.)
(a)   Triquint Semiconductor Inc. ..............................................                  1,093,800            $  41,906,213
(a)   Varian Semiconductor Equipment Associates Inc. ...........................                    782,000               17,986,000
(a)   Veeco Instruments Inc. ...................................................                    474,083               31,385,776
(a)   Virage Logic Corp. .......................................................                    128,000                1,280,000
(a)   Waters Corp. .............................................................                  2,479,200              179,896,950
(a)   Western Multiplex Corp. ..................................................                    559,400                7,901,525
                                                                                                                       -------------
                                                                                                                       3,869,304,027
                                                                                                                       -------------
      ENERGY MINERALS 2.2%
(a,d) Barrett Resources Corp. ..................................................                  1,860,900               67,690,238
(a,d) Basin Exploration Inc. ...................................................                  1,425,200               28,236,775
      Cabot Oil & Gas Corp., A .................................................                    341,400                6,699,975
(a)   Chesapeake Energy Corp. ..................................................                  2,076,900               11,682,563
(a)   Denbury Resources Inc. ...................................................                  1,116,300                7,674,563
      Devon Energy Corp. .......................................................                    220,088               11,092,435
(a)   Forest Oil Corp. .........................................................                    798,800               11,033,425
(a)   Louis Dreyfus Natural Gas Corp. ..........................................                    318,600               10,215,113
(a)   Newfield Exploration Co. .................................................                  1,687,000               63,684,250
(a,d) Nuevo Energy Co. .........................................................                  1,075,500               19,493,438
(a,d) Pennaco Energy Inc. ......................................................                  1,704,500               21,199,719
(a)   Pure Resources Inc. ......................................................                    668,450               11,029,425
(a,d) Range Resources Corp. ....................................................                  2,896,900               12,673,938
(a)   Spinnaker Exploration Co. ................................................                    271,000                8,197,750
(a)   Syntroleum Corp. .........................................................                     50,000                  975,000
(a)   Tom Brown Inc. ...........................................................                  1,569,500               35,902,313
                                                                                                                       -------------
                                                                                                                         327,480,920
                                                                                                                       -------------
      FINANCE 5.8%
(a)   Affiliated Managers Group Inc. ...........................................                    653,400               39,285,675
      Allied Capital Corp. .....................................................                  1,678,300               34,614,938
(a)   AmeriCredit Corp. ........................................................                    275,000                7,390,625
(a)   Arch Capital Group Ltd. ..................................................                    410,500                6,362,750
      Bank United Corp., A .....................................................                  1,000,000               56,687,500
      City National Corp. ......................................................                    758,900               26,087,188
      Commerce Bancorp Inc. ....................................................                    365,400               22,129,538
(a)   eSPEED Inc., A ...........................................................                    158,800                3,334,800
      Federated Investors Inc., B ..............................................                  3,383,400               98,541,525
      Golden State Bancorp Inc. ................................................                  2,000,000               52,250,000
      HCC Insurance Holdings Inc. ..............................................                    724,300               13,806,969
(a)   Knight Trading Group Inc. ................................................                  1,207,200               36,140,550
(a)   Labranche & Co. Inc. .....................................................                  1,780,400               70,548,350
      Metris Cos. Inc. .........................................................                    859,550               27,827,931
      Mutual Risk Management Ltd. (Bermuda) ....................................                    990,900               17,960,063
      National Commerce Bancorp. ...............................................                  2,226,400               47,311,000
(a)   National Discount Brokers Group Inc. .....................................                    297,300               14,474,794
      Protective Life Corp. ....................................................                    478,200               11,058,375
      Radian Group Inc. ........................................................                    578,897               41,029,325
      Reinsurance Group of America Inc. ........................................                  1,681,600               62,849,800


62
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                    SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      FINANCE (CONT.)
(a,d) Silicon Valley Bancshares ................................................                  2,840,000            $ 131,350,000
      TCF Financial Corp. ......................................................                    999,400               40,413,238
      Tucker Anthony Sutro Corp. ...............................................                    396,800                9,176,000
                                                                                                                       -------------
                                                                                                                         870,630,934
                                                                                                                       -------------
(a)   HEALTH SERVICES .6%
      American Dental Partners Inc. ............................................                    266,200                1,597,200
      Beverly Enterprises Inc. .................................................                  2,131,800               10,659,000
      PAREXEL International Corp. ..............................................                  1,000,000                8,750,000
(d)   Pharmaceutical Product Development Inc. ..................................                  1,300,000               40,706,250
      Renal Care Group Inc. ....................................................                  1,303,800               30,639,300
                                                                                                                       -------------
                                                                                                                          92,351,750
                                                                                                                       -------------
(a)   HEALTH TECHNOLOGY 5.9%
      Abgenix Inc. .............................................................                  1,181,000               93,151,375
      Alexion Pharmaceuticals Inc. .............................................                    451,800               46,704,825
      American Medical Systems Holdings Ltd. ...................................                    454,700                8,014,088
      Aviron ...................................................................                     18,000                1,176,750
      Bruker Daltronics Inc. ...................................................                    252,300                8,641,275
      CIMA Labs Inc. ...........................................................                    576,800               31,724,000
(d)   Coherent Inc. ............................................................                  1,850,000               64,403,125
      Collateral Therapeutics Inc. .............................................                    312,000                7,887,750
      COR Therapeutics Inc. ....................................................                    381,000               21,526,500
(d)   Epoch Pharmaceuticals Inc. ...............................................                  1,368,900               14,202,338
      Exelixis Inc. ............................................................                     89,500                1,974,594
      Illumina Inc. ............................................................                    180,400                5,863,000
      ImClone Systems Inc. .....................................................                    225,200               12,315,625
      INAMED Corp. .............................................................                    491,000               13,748,000
(d)   Inhale Therapeutic Systems Inc. ..........................................                  3,751,732              186,648,667
      Inspire Pharmaceuticals Inc. .............................................                    263,000                5,161,375
      Intermune Pharmaceuticals Inc. ...........................................                    201,300               10,065,000
      Ista Pharmaceuticals Inc. ................................................                    227,500                2,502,500
      Luminex Corp. ............................................................                    517,200               14,029,050
      Medicines Co. ............................................................                    308,000                9,278,500
      Neurocrine Biosciences Inc. ..............................................                     29,300                1,135,375
      Packard BioScience Co. ...................................................                  2,188,400               35,287,950
(d)   Serologicals Corp. .......................................................                  1,894,900               12,790,575
      St. Jude Medical Inc. ....................................................                  1,551,400               85,327,000
      SuperGen Inc. ............................................................                    711,500                9,160,563
      Texas Biotechnology Corp. ................................................                  1,215,300               17,925,675
      Thoratec Laboratories Corp. ..............................................                    471,900                5,751,281
      United Therapeutics Corp. ................................................                    454,600               24,321,100
      Varian Medical Systems Inc. ..............................................                    946,800               46,274,850
      Ventana Medical Systems Inc. .............................................                    744,300               19,537,875
      Versicor Inc. ............................................................                    322,900                4,238,063
(d)   Visible Genetics Inc. (Canada) ...........................................                  1,206,000               36,481,500
                                                                                                                       -------------
                                                                                                                         857,250,144
                                                                                                                       -------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
(a)   INDUSTRIAL SERVICES 3.2%
(d)   Atwood Oceanics Inc. .....................................................                  1,216,600            $  40,832,138
(d)   Catalytica Inc. ..........................................................                  1,965,733               26,414,537
(d)   Core Laboratories NV (Netherlands) .......................................                  1,900,000               40,968,750
      Dycom Industries Inc. ....................................................                    836,200               31,462,025
(d)   Grey Wolf Inc. ...........................................................                 11,445,600               52,935,900
      Marine Drilling Cos. Inc. ................................................                  1,697,700               40,532,588
      Pride International Inc. .................................................                  1,049,700               26,570,531
      Rowan Cos. Inc. ..........................................................                  1,000,000               25,187,500
(a)   Superior Energy Services Inc. ............................................                  2,635,500               23,719,500
(d)   Trico Marine Services Inc. ...............................................                  2,540,400               42,234,150
(d)   US Liquids Inc. ..........................................................                  1,003,400                4,264,450
(d)   Varco International Inc. .................................................                  5,678,281               97,950,347
      Waste Connections Inc. ...................................................                    818,800               20,930,575
                                                                                                                       -------------
                                                                                                                         474,002,991
                                                                                                                       -------------
      NON-ENERGY MINERALS .2%
      Reliance Steel & Aluminum Co. ............................................                  1,345,000               31,943,750
                                                                                                                       -------------
      PROCESS INDUSTRIES .5%
      Cambrex Corp. ............................................................                    653,000               26,079,188
(d)   ChemFirst Inc. ...........................................................                    764,900               17,592,700
(a)   CoorsTek Inc. ............................................................                    180,800                5,288,400
(a)   CUNO Inc. ................................................................                    581,900               14,765,713
(a)   Packaging Corp. of America ...............................................                    817,100               12,001,156
(a)   Symyx Technologies Inc. ..................................................                     77,100                3,638,156
                                                                                                                       -------------
                                                                                                                          79,365,313
                                                                                                                       -------------
      PRODUCER MANUFACTURING 2.0%
(a)   Cable Design Technologies Corp. ..........................................                    700,000               16,143,750
(a)   Gentex Corp. .............................................................                  2,276,700               56,348,325
(d)   Gibraltar Steel Corp. ....................................................                  1,012,800               12,723,300
(a,d) Mettler-Toledo International Inc. (Switzerland) ..........................                  2,931,600              136,869,075
      Roper Industries Inc. ....................................................                  1,224,340               42,851,900
(a)   Varian Inc. ..............................................................                  1,167,200               35,964,350
(a)   Wilson Greatbatch Technologies Inc. ......................................                    114,000                2,736,000
                                                                                                                       -------------
                                                                                                                         303,636,700
                                                                                                                       -------------
      REAL ESTATE 2.4%
      Alexandria Real Estate Equities Inc. .....................................                    345,500               11,703,813
      Arden Realty Inc. ........................................................                  1,512,600               36,302,400
      Brandywine Realty Trust ..................................................                    585,600               11,199,600
      Camden Property Trust ....................................................                  1,200,000               34,350,000
(a)   Catellus Development Corp. ...............................................                    549,100                9,986,756
      CBL & Associates Properties Inc. .........................................                    229,900                5,316,438
      Colonial Properties Trust ................................................                    273,400                6,715,388
      Developers Diversified Realty Corp. ......................................                    977,200               11,665,325
      FelCor Lodging Trust Inc. ................................................                    687,300               15,077,644
      General Growth Properties Inc. ...........................................                  1,356,400               40,013,800
      Glenborough Realty Trust Inc. ............................................                    818,900               13,153,581

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   REAL ESTATE (CONT.)
   Health Care Property Investors Inc. ......................................                    881,100            $  25,882,313
   Healthcare Realty Trust Inc. .............................................                    285,600                5,694,150
(d)Innkeepers USA Trust .....................................................                  2,102,800               21,422,275
   Liberty Property Trust ...................................................                    319,500                8,446,781
(d)MeriStar Hospitality Corp. ...............................................                  2,330,000               44,561,250
   Reckson Associates Realty Corp. ..........................................                  1,462,300               33,084,538
   SL Green Realty Corp. ....................................................                    816,800               21,900,450
                                                                                                                    -------------
                                                                                                                      356,476,502
                                                                                                                    -------------
   RETAIL TRADE 1.7%
(a)BJ's Wholesale Club Inc. .................................................                  2,414,800               79,537,475
   Dollar General Corp. .....................................................                  6,000,000               93,000,000
   Family Dollar Stores Inc. ................................................                  3,721,000               72,326,938
(a)Webvan Group Inc. ........................................................                  3,374,600                3,321,872
                                                                                                                    -------------
                                                                                                                      248,186,285
                                                                                                                    -------------
(a)TECHNOLOGY SERVICES 27.7%
   Actuate Corp. ............................................................                  2,504,900               70,606,869
(d)Affiliated Computer Services Inc., A .....................................                  2,765,800              154,020,488
   Akamai Technologies Inc. .................................................                    119,140                6,076,140
   Art Technology Group Inc. ................................................                    544,600               34,173,650
   Aspect Communications Corp. ..............................................                  1,065,000               17,555,859
   BEA Systems Inc. .........................................................                  7,292,800              523,258,400
   Bindview Development Corp. ...............................................                  1,630,000               12,734,375
   Blue Martini Software Inc. ...............................................                     10,500                  395,063
(d)Brio Technology Inc. .....................................................                  1,620,700               13,269,481
   Broadbase Software Inc. ..................................................                    456,500                4,907,375
   BroadVision Inc. .........................................................                  4,422,600              131,572,350
   Check Point Software Technologies Ltd. (Israel) ..........................                  1,166,000              184,665,250
(d)Clarus Corp. .............................................................                  1,050,800               10,508,000
   CNet Networks Inc. .......................................................                    859,250               27,066,381
   Commerce One Inc. ........................................................                    572,640               36,756,330
   Complete Business Solutions Inc. .........................................                  1,690,900               17,543,088
   Critical Path Inc. .......................................................                    231,700               11,251,931
   Cysive Inc. ..............................................................                    821,600                6,521,450
   Digital Island Inc. ......................................................                    276,800                3,494,600
   Docent Inc. ..............................................................                    379,800                9,779,850
   Documentum Inc. ..........................................................                    500,000               42,500,000
   E.piphany Inc. ...........................................................                    450,200               40,574,275
   Efunds Corp. .............................................................                    260,400                2,083,200
   Embarcadero Technologies Inc. ............................................                    198,600               12,002,888
   Entrust Technologies Inc. ................................................                  1,307,200               40,114,700
   Evolve Software Inc. .....................................................                    990,300               15,535,331
   Exodus Communications Inc. ...............................................                    664,000               22,285,500
   Extensity Inc. ...........................................................                    895,000               11,411,250
   H.T.E. Inc. ..............................................................                    609,100                  742,341
(d)HNC Software Inc. ........................................................                  1,922,800               39,056,875
   i2 Technologies Inc. .....................................................                  3,207,800              545,326,000

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


FRANKLIN SMALL CAP GROWTH FUND I                                                                   SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)TECHNOLOGY SERVICES (CONT.)
   Iasiaworks Inc. ..........................................................                  1,818,700            $  13,185,575
   Ibeam Broadcasting Corp. .................................................                  1,741,500                9,795,938
   Informatica Corp. ........................................................                    281,800               26,630,100
   InfoSpace Inc. ...........................................................                  1,400,390               28,182,849
   Internap Network Services Corp. ..........................................                    909,200               14,547,200
   Internet Security Systems Inc. ...........................................                    200,400               17,685,300
   Intertrust Technologies Corp. ............................................                    346,000                3,460,000
   Interwoven Inc. ..........................................................                    372,700               37,549,525
   Intuit Inc. ..............................................................                  1,366,200               83,935,913
   ITXC Corp. ...............................................................                    172,900                1,826,256
   Kana Communications Inc. .................................................                    908,300               21,345,050
   Keynote Systems Inc. .....................................................                    722,600               17,342,400
   Liberate Technologies Inc. ...............................................                  1,144,800               21,822,750
   Matrixone Inc. ...........................................................                    692,600               20,561,563
   Mercury Interactive Corp. ................................................                    462,800               51,370,800
   Micromuse Inc. ...........................................................                  1,500,400              254,599,125
   N2H2 Inc. ................................................................                    102,500                   64,063
   Navisite Inc. ............................................................                    179,600                1,829,675
   Netiq Corp. ..............................................................                    747,500               64,378,438
   NetScout Systems Inc. ....................................................                    140,000                2,616,250
   Nuance Communications Inc. ...............................................                    340,600               29,376,750
(d)Predictive Systems Inc. ..................................................                  2,051,300               28,461,788
   Proxicom Inc. ............................................................                  2,118,800               28,603,800
   PSINet Inc. ..............................................................                  2,996,340               19,944,388
   Quest Software Inc. ......................................................                    617,100               26,959,556
   Rare Medium Group Inc. ...................................................                    729,800                3,375,325
   Rational Software Corp. ..................................................                    359,000               21,427,813
   Resonate Inc. ............................................................                    308,900               13,089,638
(d)Retek Inc. ...............................................................                  2,390,113               94,260,081
(d)RSA Security Inc. ........................................................                  2,220,000              128,760,000
   Sapient Corp. ............................................................                  2,972,200              105,698,863
   Scient Corp. .............................................................                  2,161,300               38,903,400
   Selectica Inc. ...........................................................                    693,900               18,301,613
   Serena Software Inc. .....................................................                    811,200               41,269,800
   Signalsoft Corp. .........................................................                    164,000                4,663,750
   Software.com Inc. ........................................................                    357,600               53,282,400
   SonicWALL Inc. ...........................................................                    574,600                8,583,088
   Speechworks International Inc. ...........................................                    311,800               25,957,350
   Tumbleweed Communications Corp. ..........................................                    454,700                7,786,738
   VA Linux Systems Inc. ....................................................                    904,200               26,447,850
   Valicert Inc. ............................................................                    479,500                8,301,344
   VERITAS Software Corp. ...................................................                  2,482,650              350,092,441
   Verity Inc. ..............................................................                  1,572,200               36,946,700
   Versata Inc. .............................................................                    134,300                2,215,950
   Viant Corp. ..............................................................                  1,323,800                7,860,063
   Vignette Corp. ...........................................................                  1,489,200               44,396,775
   Vitria Technology Inc. ...................................................                    303,200                8,148,500


66
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)



  FRANKLIN SMALL CAP GROWTH FUND I                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
(a)   TECHNOLOGY SERVICES (CONT.)
      Webmethods Inc. ..........................................................                    500,000          $   44,437,500
      Wind River Systems Inc. ..................................................                  3,532,524             145,054,267
                                                                                                                     ---------------
                                                                                                                       4,113,125,591
                                                                                                                     ---------------
      TRANSPORTATION 2.0%
(a)   Alaska Air Group Inc. ....................................................                    825,000              21,398,438
(a,d) Atlantic Coast Airlines Holdings Inc. ....................................                  1,400,000               50,050,000
      C.H. Robinson Worldwide Inc. .............................................                  1,275,600               69,759,375
(d)   Expeditors International of Washington Inc. ..............................                  2,929,300              151,957,438
(a)   Hub Group Inc., A ........................................................                    300,000                2,428,125
(a)   Mesa Air Group Inc. ......................................................                  1,467,200                8,619,800
                                                                                                                     ---------------
                                                                                                                         304,213,176
                                                                                                                     ---------------
      UTILITIES .1%
      Northwestern Corp. .......................................................                    800,000               17,700,000
(a)   TNPC Inc. ................................................................                    266,500                4,430,532
                                                                                                                     ---------------
                                                                                                                          22,130,532
                                                                                                                     ---------------
      TOTAL COMMON STOCKS (COST $7,951,061,716) ................................                                     $13,318,729,419
                                                                                                                     ---------------
      CONVERTIBLE PREFERRED STOCKS .2%
(a,c) ELECTRONIC TECHNOLOGY .1%
      3Ware Inc., pfd., D, .....................................................                    855,446                4,770,822
      Anda Networks Inc., pfd., D ..............................................                    364,431                4,999,993
      Kestrel Solutions Inc., pfd., D ..........................................                    239,831                3,124,998
                                                                                                                     ---------------
                                                                                                                          12,895,813
                                                                                                                     ---------------
      FINANCE .1%
      Bank United Corp., 8.00%, cvt. pfd .......................................                    300,000               20,325,000
                                                                                                                     ---------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $27,895,820) ....................                                          33,220,813
                                                                                                                     ---------------


                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                               ---------------
       CONVERTIBLE BONDS .2%
       ELECTRONIC TECHNOLOGY
       Cyras Systems Inc., cvt., 4.50%, 8/15/05 ...................................            $     3,830,000             4,145,975
                                                                                                                     ---------------
       TECHNOLOGY SERVICES .2%
       Citrix Systems Inc., cvt. sub. deb., 144A, zero cpn., 3/22/19 ..............                 30,000,000            12,000,000
       Citrix Systems Inc., cvt., zero cpn., 3/22/19 ..............................                 27,200,000            10,880,000
                                                                                                                     ---------------
                                                                                                                          22,880,000
                                                                                                                     ---------------
       UTILITIES
       Primus Telecommunications Group Inc., cvt., 144A, 5.75%, 2/15/07 ...........                 19,750,000             5,406,563
                                                                                                                     ---------------
       TOTAL CONVERTIBLE BONDS (COST $56,663,734) .................................                                       32,432,538
                                                                                                                     ---------------
       TOTAL LONG TERM INVESTMENTS (COST $8,035,621,270) ..........................                                   13,384,382,770
                                                                                                                     ---------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
FRANKLIN SMALL CAP GROWTH FUND I                                                            AMOUNT                      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 11.6%
(b) Joint Repurchase Agreement, 6.563%, 10/31/2000,
      (Maturity Value $1,406,986,766) .....................................             $  1,406,730,311           $  1,406,730,311
    Barclays Capital Inc. (Maturity Value $169,632,378)
    Bear, Stearns & Co. Inc. (Maturity Value $96,932,809)
    Deutsche Bank Securities (Maturity Value $169,632,378)
    Dresdner Kleinwort Benson, North America, LLC
      (Maturity Value $169,632,378)
    Lehman Brothers Inc. (Maturity Value $122,627,311)
    Nesbitt Burns Securities Inc.
      (Maturity Value $169,632,378)
    Paribas Corp. (Maturity Value $169,632,378)
    Societe Generale (Maturity Value $169,632,378)
    UBS Warburg (Maturity Value $169,632,378)
    Collateralized by U.S. Treasury Bills and Notes
(e) Bear, Stearns & Co. Inc., 6.560%, 11/01/00,
      (Maturity Value $82,090,474) ........................................                   82,075,518                 82,075,518
    Collateralized by U.S. Treasury Notes and Bonds
(e) Dresdner Kleinwort Benson, North America, LLC,
       6.540%, 11/01/00, (Maturity Value $82,090,383) .....................                   82,075,473                 82,075,473
    Collateralized by U.S. Treasury Notes and Bonds
(e) Goldman Sachs & Co., 6.540%, 11/01/00,
       (Maturity Value $82,090,383) .......................................                   82,075,473                 82,075,473
    Collateralized by U.S. Treasury Notes and Bonds
(e) Paribas Corp., 6.570%, 11/01/00,
       (Maturity Value $82,090,520) .......................................                   82,075,541                 82,075,541
    Collateralized by U.S. Treasury Notes and Bonds
    TOTAL REPURCHASE AGREEMENTS (COST $1,735,032,316) .....................                                          1,735,032,316
                                                                                                                   ----------------
    TOTAL INVESTMENTS (COST $9,770,653,586) 101.5% ........................                                          15,119,415,086
    OTHER ASSETS, LESS LIABILITIES (1.5)% .................................                                            (222,354,972)
                                                                                                                   ----------------
    NET ASSETS 100.0% .....................................................                                        $ 14,897,060,114
                                                                                                                   ================


(a)  Non-income producing

(b)  See Note 1(c) regarding joint repurchase agreement.

(c)  See Note 6 regarding restricted securities.

(d)  See Note 7 regarding holdings of 5% voting securities.

(e)  Cash collateral invested by Bank of New York for Securities Lending
     Agreement.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

Financial Highlights



FRANKLIN SMALL CAP GROWTH FUND II

                                                                     CLASS A
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2000
                                                                   (UNAUDITED)
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................      $     10.00
                                                                ----------------
Income from investment operations:
 Net investment loss(a) ....................................             (.01)
 Net realized and unrealized gains .........................             1.69
                                                                ----------------
Total from investment operations ...........................             1.68
                                                                ----------------
Net asset value, end of period .............................      $     11.68
                                                                ================

Total return(b) ............................................            16.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................      $   307,967
Ratios to average net assets:
 Expenses(c) ...............................................             1.26%
 Net investment loss(c) ....................................             (.12)%
Portfolio turnover rate ....................................            37.45%




(a)Based on average shares outstanding.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                     CLASS B
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2000
                                                                   (UNAUDITED)
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $    10.00
                                                                ----------------
Income from investment operations:
 Net investment loss(a) ......................................          (.05)
 Net realized and unrealized gains ...........................          1.69
                                                                ----------------
Total from investment operations .............................          1.64
                                                                ----------------
Net asset value, end of period ...............................    $    11.64
                                                                ================

Total return(b) ..............................................         16.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................    $   58,099
Ratios to average net assets:
 Expenses(c) .................................................          1.90%
 Net investment loss(c) ......................................          (.80)%
Portfolio turnover rate ......................................         37.45%


(a)Based on average shares outstanding.

(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                     CLASS C
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2000
                                                                   (UNAUDITED)
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $    10.00
                                                                ----------------
Income from investment operations:
 Net investment loss(a) ......................................          (.05)
 Net realized and unrealized gains ...........................          1.70
                                                                ----------------
Total from investment operations .............................          1.65
                                                                ----------------
Net asset value, end of period ...............................    $    11.65
                                                                ================

Total return(b) ..............................................         16.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................    $   86,950
Ratios to average net assets:
 Expenses(c) .................................................          1.90%
 Net investment loss(c) ......................................          (.80)%
Portfolio turnover rate ......................................         37.45%


(a)Based on average shares outstanding.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                  ADVISOR CLASS
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2000
                                                                   (UNAUDITED)
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $    10.00
                                                                ----------------
Income from investment operations:
 Net investment income(a) ....................................            .01
 Net realized and unrealized gains ...........................           1.70
                                                                ----------------
Total from investment operations .............................           1.71
                                                                ----------------
Net asset value, end of period ...............................     $    11.71
                                                                ================

Total return(b) ..............................................          17.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $   22,165
Ratios to average net assets:
 Expenses(c) .................................................            .90%
 Net investment income(c) ....................................            .22%
Portfolio turnover rate ......................................          37.45%


(a)Based on average shares outstanding.

(b)Total return is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)


       FRANKLIN SMALL CAP GROWTH FUND II                                                             SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 87.9%
    (a)COMMERCIAL SERVICES 1.7%
       Probusiness Services Inc. ..........................................................           250,000      $  8,171,875
                                                                                                                   ------------
    (a)COMMUNICATIONS 2.5%
       Leap Wireless International Inc. ...................................................           225,000        11,193,750
       Metrocall Inc. .....................................................................           446,800           572,463
                                                                                                                   ------------
                                                                                                                     11,766,213
                                                                                                                   ------------
    (a)CONSUMER NON-DURABLES 4.3%
       Hain Celestial Group Inc. ..........................................................           300,000        11,906,250
       Timberland Co., A ..................................................................           170,000         8,776,250
                                                                                                                   ------------
                                                                                                                     20,682,500
                                                                                                                   ------------
    (a)CONSUMER SERVICES 4.5%
       Cheap Tickets Inc. .................................................................           350,000         3,718,750
       Citadel Communications Corp. .......................................................           700,000         8,487,500
       Entravision Communications Corp. ...................................................           425,000         7,517,188
       Station Casinos Inc. ...............................................................           100,000         1,612,500
                                                                                                                   ------------
                                                                                                                     21,335,938
                                                                                                                   ------------
       ELECTRONIC TECHNOLOGY 31.3%
    (a)Advanced Digital Information Corp. .................................................           450,000         5,850,000
    (a)Alpha Industries Inc. ..............................................................           370,000        14,753,750
    (a)Avocent Corp. ......................................................................           197,899        14,038,460
    (a)Benchmark Electronics Inc. .........................................................           200,000         8,050,000
    (a)Caliper Technologies Corp. .........................................................           140,000         7,892,500
    (a)Centillium Communications Inc. .....................................................           100,000         3,798,438
    (a)Cobalt Networks Inc. ...............................................................           300,000        16,537,500
       CTS Corp. ..........................................................................            50,000         2,146,875
    (a)DDI Corp. ..........................................................................           100,000         3,993,750
    (a)Ditech Communications Corp. ........................................................           300,000        10,331,250
    (a)Integrated Circuit Systems Inc. ....................................................           500,000         6,812,500
    (a)Intrusion.com Inc. .................................................................           325,000         3,331,250
    (a)Ixys Corp. .........................................................................            25,000           632,813
       Keithley Instruments Inc. ..........................................................           150,000         8,025,000
    (a)Nanometrics Inc. ...................................................................            80,000         1,840,000
    (a)Parthus Technologies PLC, ADR (Irish Republic) .....................................            78,200         2,756,550
    (a)Plexus Corp. .......................................................................            80,000         5,045,000
    (a)Power Integrations Inc. ............................................................           150,000         2,015,625
    (a)Quantum Corp. - Hard Disk Drive ....................................................           642,300         7,346,306
    (a)Sierra Wireless Inc. (Canada) ......................................................           150,000         9,862,500
    (a)Silicon Graphics Inc. ..............................................................         1,300,000         5,850,000
    (a)Varian Semiconductor Equipment Associates Inc. .....................................           100,000         2,300,000
    (a)Western Multiplex Corp. ............................................................           376,200         5,313,825
                                                                                                                   ------------
                                                                                                                    148,523,892
                                                                                                                   ------------
    (a)ENERGY MINERALS 2.2%
       Basin Exploration Inc. .............................................................           300,000         5,943,750
       Chesapeake Energy Corp. ............................................................           800,000         4,500,000
                                                                                                                   ------------
                                                                                                                     10,443,750
                                                                                                                   ------------


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

       FRANKLIN SMALL CAP GROWTH FUND II                                                             SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       FINANCE 5.5%
    (a)AmeriCredit Corp. ..................................................................           250,000      $  6,718,750
       Metris Cos. Inc. ...................................................................           200,000         6,475,000
       Reinsurance Group of America Inc. ..................................................           150,000         5,606,250
    (a)Security Capital Group Inc., B .....................................................           100,000         1,906,250
    (a)Silicon Valley Bancshares ..........................................................           120,000         5,550,000
                                                                                                                   ------------
                                                                                                                     26,256,250
                                                                                                                   ------------
    (a)HEALTH SERVICES 1.5%
       Triad Hospitals Inc. ...............................................................           250,300         6,945,825
                                                                                                                   ------------
       HEALTH TECHNOLOGY 10.6%
    (a)Argonaut Technologies Inc. .........................................................           250,000         4,500,000
    (a)Aviron .............................................................................           100,000         6,537,500
    (a)Digene Corp. .......................................................................           175,000         5,679,297
    (a)ORATEC Interventions Inc. ..........................................................           260,000         2,600,000
    (a)Ortec International Inc. ...........................................................           444,444         4,555,551
    (a)Packard BioScience Co. .............................................................           300,000         4,837,500
    (a)Staar Surgical Co. .................................................................           420,000         6,615,000
       Varian Medical Systems Inc. ........................................................           150,000         7,331,250
    (a)Ventana Medical Systems Inc. .......................................................           300,000         7,875,000
                                                                                                                   ------------
                                                                                                                     50,531,098
                                                                                                                   ------------
    (a)INDUSTRIAL SERVICES .9%
       Superior Energy Services Inc. ......................................................           500,000         4,500,000
                                                                                                                   ------------
       NON-ENERGY MINERALS 1.2%
       Reliance Steel & Aluminum Co. ......................................................           240,000         5,700,000
                                                                                                                   ------------
       PROCESS INDUSTRIES 3.0%
       Cambrex Corp. ......................................................................            43,100         1,721,306
    (a)CoorsTek Inc. ......................................................................           300,000         8,775,000
    (a)Pactiv Corp. .......................................................................           350,000         3,675,000
                                                                                                                   ------------
                                                                                                                     14,171,306
                                                                                                                   ------------
       PRODUCER MANUFACTURING 6.9%
    (a)Gentex Corp. .......................................................................           330,000         8,167,500
    (a)Mettler-Toledo International Inc. (Switzerland) ....................................           210,000         9,804,375
       Roper Industries Inc. ..............................................................           200,000         7,000,000
    (a)Varian Inc. ........................................................................           250,000         7,703,125
                                                                                                                   ------------
                                                                                                                     32,675,000
                                                                                                                   ------------
       REAL ESTATE 1.2%
       Reckson Associates Realty Corp. ....................................................           250,000         5,656,250
                                                                                                                   ------------
    (a)TECHNOLOGY SERVICES 9.5%
       Actuate Corp. ......................................................................           200,000         5,637,500
       Bindview Development Corp. .........................................................           650,000         5,078,125
       Brio Technology Inc. ...............................................................           400,000         3,275,000
       Clarus Corp. .......................................................................           150,000         1,500,000
       Evolve Software Inc. ...............................................................           175,000         2,745,313
       Extensity Inc. .....................................................................            22,300           284,325


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

       FRANKLIN SMALL CAP GROWTH FUND II                                                             SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
    (a)TECHNOLOGY SERVICES (CONT.)
       Inforte Corp. ......................................................................           174,000      $  5,328,750
       Matrixone Inc. .....................................................................           175,000         5,195,313
       NetScout Systems Inc. ..............................................................            75,000         1,401,563
       Predictive Systems Inc. ............................................................           350,000         4,856,250
       Scient Corp. .......................................................................           150,000         2,700,000
       Selectica Inc. .....................................................................            87,500         2,307,809
       Ulticom Inc. .......................................................................           100,000         4,775,000
                                                                                                                   ------------
                                                                                                                     45,084,948
                                                                                                                   ------------
    (a)TRANSPORTATION 1.1%
       Atlantic Coast Airlines Holdings Inc. ..............................................           140,000         5,005,000
                                                                                                                   ------------
       TOTAL COMMON STOCKS (COST $408,434,753) ............................................                         417,449,845
                                                                                                                   ------------
(a),(c)PREFERRED STOCKS .1%
       Micro Photonix Integration Corp., pfd., C (COST $600,888) ..........................            95,148           600,888
                                                                                                                   ------------
       TOTAL LONG TERM INVESTMENTS (COST $409,035,641) ....................................                         418,050,733
                                                                                                                   ------------
       SHORT TERM INVESTMENTS 9.4%
    (b)Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $44,565,059) ...        44,565,059        44,565,059
                                                                                                                   ------------
       TOTAL INVESTMENTS (COST $453,600,700) 97.4% ........................................                         462,615,792
       OTHER ASSETS, LESS LIABILITIES 2.6% ................................................                          12,565,355
                                                                                                                   ------------
       NET ASSETS 100.0% ..................................................................                        $475,181,147
                                                                                                                   ============


(a)Non-income producing

(b)See Note 3 regarding investment in the "Sweep Money Fund."

(c)See Note 6 regarding restricted securities.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2000 (UNAUDITED)


                                                  FRANKLIN              FRANKLIN              FRANKLIN
                                                 AGGRESSIVE            CALIFORNIA             LARGE CAP
                                                 GROWTH FUND           GROWTH FUND           GROWTH FUND
                                               -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..................................      $   344,709,714       $ 2,012,328,730       $   136,219,376
                                               ===========================================================
  Value .................................          385,946,783         3,162,943,835           157,874,414
 Receivables:
  Investment securities sold ............           10,245,063             1,049,823             1,656,865
  Capital shares sold ...................            1,903,459            14,497,449               801,642
  Dividends and interest ................                   --               495,595                25,818
                                               -----------------------------------------------------------
     Total assets .......................          398,095,305         3,178,986,702           160,358,739
                                               -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......            7,864,052             1,486,341             1,978,456
  Capital shares redeemed ...............              814,304             4,328,627                15,336
  Affiliates ............................              522,645             2,813,089               220,050
  Shareholders ..........................               10,894               110,993                 5,538
 Other liabilities ......................               99,162                85,801                21,333
                                               -----------------------------------------------------------
     Total liabilities ..................            9,311,057             8,824,851             2,240,713
                                               -----------------------------------------------------------
     Net assets, at value ...............      $   388,784,248       $ 3,170,161,851       $   158,118,026
                                               ===========================================================
Net assets consist of:
 Undistributed net investment loss ......      $    (1,869,730)      $    (1,838,430)      $      (452,954)
 Net unrealized appreciation ............           41,237,069         1,150,615,105            21,655,038
 Accumulated net realized gain (loss) ...          (30,859,702)          102,782,150            (2,707,854)
 Capital shares .........................          380,276,611         1,918,603,026           139,623,796
                                               -----------------------------------------------------------
     Net assets, at value ...............      $   388,784,248       $ 3,170,161,851       $   158,118,026
                                               ===========================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)

OCTOBER 31, 2000 (UNAUDITED)


                                                                     FRANKLIN            FRANKLIN            FRANKLIN
                                                                    AGGRESSIVE          CALIFORNIA           LARGE CAP
                                                                    GROWTH FUND         GROWTH FUND         GROWTH FUND
                                                                  ------------------------------------------------------
CLASS A:
 Net assets, at value ......................................      $  199,620,070      $2,496,587,064      $   66,122,826
                                                                  ======================================================
 Shares outstanding ........................................           8,064,030          46,963,945           4,180,109
                                                                  ======================================================
 Net asset value per share(a) ..............................      $        24.75      $        53.16      $        15.82
                                                                  ======================================================
 Maximum offering price per share
  (net asset value per share / 94.25%) .....................      $        26.26      $        56.40      $        16.79
                                                                  ======================================================
CLASS B:
 Net assets, at value ......................................      $   43,083,106      $  137,293,426      $    8,005,772
                                                                  ======================================================
 Shares outstanding ........................................           1,749,221           2,619,296             510,536
                                                                  ======================================================
 Net asset value and maximum offering price per share(a) ...      $        24.63      $        52.42      $        15.68
                                                                  ======================================================
CLASS C:
 Net assets, at value ......................................      $   94,401,884      $  536,281,361      $   59,429,622
                                                                  ======================================================
 Shares outstanding ........................................           3,840,752          10,251,213           3,789,636
                                                                  ======================================================
 Net asset value per share(a) ..............................      $        24.58      $        52.31      $        15.68
                                                                  ======================================================
 Maximum offering price per share
  (net asset value per share / 99%) ........................      $        24.83      $        52.84      $        15.84
                                                                  ======================================================
ADVISOR CLASS:
 Net assets, at value ......................................      $   51,679,188                  --      $   24,559,806
                                                                  ======================================================
 Shares outstanding ........................................           2,077,073                  --           1,546,556
                                                                  ======================================================
 Net asset value and maximum offering price per share ......      $        24.88                  --      $        15.88
                                                                  ======================================================


(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000 (UNAUDITED)

                                                    FRANKLIN             FRANKLIN
                                                    SMALL CAP            SMALL CAP
                                                  GROWTH FUND I       GROWTH FUND II
                                                 ------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................  $ 6,460,523,889      $   453,600,700
  Cost - Non-controlled affiliated issuers ....    1,575,097,381                   --
                                                 ====================================
  Value - Unaffiliated issuers ................   11,327,565,990          462,615,792
  Value - Non-controlled affiliated issuers ...    2,056,816,780                   --
 Repurchase agreements, at value and cost .....    1,735,032,316                   --
 Receivables:
  Investment securities sold ..................      104,004,551            5,696,755
  Capital shares sold .........................       67,293,223           11,148,759
  Dividends and interest ......................          888,313                   --
 Offering costs ...............................               --               63,988
                                                 ------------------------------------
     Total assets .............................   15,291,601,173          479,525,294
                                                 ------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............       20,273,814            2,241,846
  Capital shares redeemed .....................       33,648,109            1,537,469
  Affiliates ..................................       11,350,122              539,750
  Shareholders ................................          164,112                5,805
 Collateral on securities loaned, at value ....      328,302,005                   --
 Other liabilities ............................          802,897               19,277
                                                 ------------------------------------
     Total liabilities ........................      394,541,059            4,344,147
                                                 ------------------------------------
      Net assets, at value ....................  $14,897,060,114      $   475,181,147
                                                 ====================================
Net assets consist of:
 Undistributed net investment income (loss) ...  $    32,387,311      $      (345,147)
 Net unrealized appreciation ..................    5,348,761,500            9,015,092
 Accumulated net realized gain (loss) .........       63,685,756           (8,445,710)
 Capital shares ...............................    9,452,225,547          474,956,912
                                                 ------------------------------------
      Net assets, at value ....................  $14,897,060,114      $   475,181,147
                                                 ====================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)

OCTOBER 31, 2000 (UNAUDITED)


                                                                                   FRANKLIN             FRANKLIN
                                                                                   SMALL CAP            SMALL CAP
                                                                                 GROWTH FUND I       GROWTH FUND II
                                                                                ------------------------------------
CLASS A:
 Net assets, at value ....................................................      $12,661,087,051      $   307,966,663
                                                                                ====================================
 Shares outstanding ......................................................          270,782,174           26,373,146
                                                                                ====================================
 Net asset value per share(a) ............................................      $         46.76      $         11.68
                                                                                ====================================
 Maximum offering price per share (net asset value per share / 94.25%) ...      $         49.61      $         12.39
                                                                                ====================================
CLASS B:
 Net assets, at value ....................................................                   --      $    58,099,122
                                                                                ====================================
 Shares outstanding ......................................................                   --            4,990,438
                                                                                ====================================
 Net asset value and maximum offering price per share(a) .................                   --      $         11.64
                                                                                ====================================
CLASS C:
 Net assets, at value ....................................................      $ 1,750,172,267      $    86,950,244
                                                                                ====================================
 Shares outstanding ......................................................           38,333,427            7,465,186
                                                                                ====================================
 Net asset value per share(a) ..............................................    $         45.66      $         11.65
                                                                                ====================================
 Maximum offering price per share (net asset value per share / 99%) ......      $         46.12      $         11.77
                                                                                ====================================
ADVISOR CLASS:
 Net assets, at value ....................................................      $   485,800,796      $    22,165,118
                                                                                ====================================
 Shares outstanding ......................................................           10,316,001            1,893,613
                                                                                ====================================
 Net asset value and maximum offering price per share ....................      $         47.09      $         11.71
                                                                                ====================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)



                                                                           FRANKLIN            FRANKLIN            FRANKLIN
                                                                          AGGRESSIVE          CALIFORNIA           LARGE CAP
                                                                          GROWTH FUND         GROWTH FUND         GROWTH FUND
                                                                         -----------------------------------------------------
Investment income:
 Dividends(a) .....................................................      $     889,434       $  12,245,089       $     512,570
 Interest .........................................................                 --             629,809                  --
                                                                         -----------------------------------------------------
     Total investment income ......................................            889,434          12,874,898             512,570
                                                                         -----------------------------------------------------
Expenses:
 Management fees (Note 3) .........................................            913,755           6,376,931             311,534
 Administrative fees (Note 3) .....................................            384,905                  --             132,701
 Distribution fees (Note 3)
  Class A .........................................................            348,055           2,928,129              91,883
  Class B .........................................................            206,977             500,918              31,283
  Class C .........................................................            472,061           2,480,127             245,203
 Transfer agent fees (Note 3) .....................................            338,679           1,804,445              79,659
 Custodian fees ...................................................              1,744              13,848                 625
 Reports to shareholders ..........................................             22,047             214,119               4,605
 Registration and filing fees .....................................            145,634             321,041              48,512
 Professional fees (Note 3) .......................................             19,079              33,325               5,413
 Trustees' fees and expenses ......................................              1,431              14,493                 456
 Amortization of offering costs (Note 1) ..........................             12,745                  --              13,003
 Other ............................................................              1,054              25,952                 647
                                                                         -----------------------------------------------------
     Total expenses ...............................................          2,868,166          14,713,328             965,524
     Expenses waived/paid by affiliate (Note 3) ...................           (109,002)                 --                  --
                                                                         -----------------------------------------------------
       Net expenses ...............................................          2,759,164          14,713,328             965,524
                                                                         -----------------------------------------------------
         Net investment loss ......................................         (1,869,730)         (1,838,430)           (452,954)
                                                                         -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................        (29,259,848)        (45,780,261)         (2,433,588)
  Foreign currency transactions ...................................            (12,892)                 --               7,191
                                                                         -----------------------------------------------------
       Net realized loss ..........................................        (29,272,740)        (45,780,261)         (2,426,397)
 Net unrealized appreciation on investments .......................         19,627,774         188,534,806           9,234,967
                                                                         -----------------------------------------------------
Net realized and unrealized gain (loss) ...........................         (9,644,966)        142,754,545           6,808,570
                                                                         -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...      $ (11,514,696)      $ 140,916,115       $   6,355,616
                                                                         =====================================================




(a) Net of foreign taxes of $394, $1,979, and $269 for the Franklin Aggressive Growth Fund, Franklin California Growth Fund, and Franklin Large Cap Growth Fund, respectively.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS (CONT.)

FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)



                                                                              FRANKLIN             FRANKLIN
                                                                              SMALL CAP            SMALL CAP
                                                                            GROWTH FUND I       GROWTH FUND II
                                                                            ----------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ...............................................      $  17,110,858       $   1,243,250
  Non-controlled affiliated issuers (Note 7) .........................          3,949,667                  --
 Interest ............................................................         65,005,915              41,221
                                                                            ----------------------------------
  Total investment income ............................................         86,066,440           1,284,471
                                                                            ----------------------------------
Expenses:
 Management fees (Note 3) ............................................         32,678,262             565,908
 Administrative fees (Note 3) ........................................                 --             226,529
 Distribution fees (Note 3)
  Class A ............................................................         15,486,920             263,011
  Class B ............................................................                 --             133,893
  Class C ............................................................          8,883,897             205,819
 Transfer agent fees (Note 3) ........................................          6,836,956             105,372
 Custodian fees ......................................................             64,705                 780
 Reports to shareholders .............................................            588,262               2,428
 Registration and filing fees ........................................          1,532,859              23,144
 Professional fees (Note 3) ..........................................            119,537              31,051
 Trustees' fees and expenses .........................................             72,421                 427
 Organization costs ..................................................                 --               6,250
 Amortization of offering costs (Note 1) .............................                 --              64,695
 Other ...............................................................             61,354                 311
                                                                            ----------------------------------
     Total expenses ..................................................         66,325,173           1,629,618
                                                                            ----------------------------------
       Net investment income (loss) ..................................         19,741,267            (345,147)
                                                                            ----------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ..............................................         15,686,191          (8,445,710)
   Non-controlled affiliated issuers (Note 7) ........................        (60,474,122)                 --
  Foreign currency transactions ......................................            (93,313)                 --
                                                                            ----------------------------------
       Net realized loss .............................................        (44,881,244)         (8,445,710)
 Net unrealized appreciation on investments ..........................        354,688,734           9,015,092
                                                                            ----------------------------------
Net realized and unrealized gain .....................................        309,807,490             569,382
                                                                            ----------------------------------
Net increase in net assets resulting from operations .................      $ 329,548,757       $     224,235
                                                                            ==================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000


                                                              FRANKLIN AGGRESSIVE GROWTH FUND      FRANKLIN CALIFORNIA GROWTH FUND
                                                             -----------------------------------------------------------------------
                                                                SIX MONTHS           YEAR            SIX MONTHS           YEAR
                                                                   ENDED             ENDED              ENDED             ENDED
                                                             OCTOBER 31, 2000  APRIL 30, 2000(a)  OCTOBER 31, 2000   APRIL 30, 2000
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment loss ....................................  $    (1,869,730)  $      (840,190)   $    (1,838,430)   $     (369,562)
   Net realized gain (loss) from investments and
    foreign currency transactions .........................      (29,272,740)        1,403,190        (45,780,261)      209,962,858
   Net unrealized appreciation on investments .............       19,627,774        21,609,295        188,534,806       707,495,834
                                                             -----------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ...........................      (11,514,696)       22,172,295        140,916,115       917,089,130
Distributions to shareholders from:
 Net investment income:
  Class A .................................................               --           (35,724)                --        (2,379,497)
  Class B .................................................               --              (931)                --            (9,812)
  Class C .................................................               --                --                 --          (107,868)
  Advisor Class ...........................................               --           (44,448)                --                --
 Net realized gains:
  Class A .................................................               --          (919,936)                --                --
  Class B .................................................               --          (147,024)                --                --
  Class C .................................................               --          (367,784)                --                --
  Advisor Class ...........................................               --          (731,226)                --                --
                                                             -----------------------------------------------------------------------
 Total distributions to shareholders ......................               --        (2,247,073)                --        (2,497,177)
 Capital share transactions: (Note 2)
  Class A .................................................       33,098,175       171,716,009        353,852,718       488,036,697
  Class B .................................................       10,982,118        33,589,716         71,318,613        55,673,390
  Class C .................................................       17,145,595        81,820,441         86,058,150       117,149,571
  Advisor Class ...........................................        6,285,174        25,736,494                 --                --
                                                             -----------------------------------------------------------------------
 Total capital share transactions .........................       67,511,062       312,862,660        511,229,481       660,859,658
     Net increase in net assets ...........................       55,996,366       332,787,882        652,145,596     1,575,451,611
Net assets:
 Beginning of period ......................................      332,787,882                --      2,518,016,255       942,564,644
                                                             -----------------------------------------------------------------------
 End of period ............................................  $   388,784,248   $   332,787,882    $ 3,170,161,851    $2,518,016,255
                                                             =======================================================================
Undistributed net investment loss included in net assets:

 End of period ............................................  $    (1,869,730)  $            --    $    (1,838,430)   $           --
                                                             =======================================================================


(a)For the period June 23, 1999 (effective date) to April 30, 2000.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000


                                                          FRANKLIN LARGE CAP GROWTH FUND        FRANKLIN SMALL CAP GROWTH FUND I
                                                       ----------------------------------------------------------------------------
                                                          SIX MONTHS             YEAR            SIX MONTHS             YEAR
                                                             ENDED               ENDED              ENDED               ENDED
                                                       OCTOBER 31, 2000    APRIL 30, 2000(a)   OCTOBER 31, 2000     APRIL 30, 2000
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income (loss) ...................    $       (452,954)   $       (210,550)   $     19,741,267    $     12,874,510
   Net realized gain (loss) from investments and
    foreign currency transactions .................          (2,426,397)           (143,706)        (44,881,244)        282,200,850
   Net unrealized appreciation on investments .....           9,234,967          12,420,071         354,688,734       4,340,182,573
                                                       ----------------------------------------------------------------------------
     Net increase in net assets resulting
      from operations .............................           6,355,616          12,065,815         329,548,757       4,635,257,933
Distributions to shareholders from:
 Net investment income:
  Class A .........................................                  --              (6,366)                 --          (8,352,984)
  Advisor Class ...................................                  --             (17,052)                 --            (475,439)
 Net realized gains:
  Class A .........................................                  --                  --                  --         (50,760,225)
  Class C .........................................                  --                  --                  --          (8,644,938)
  Advisor Class ...................................                  --                  --                  --          (2,071,882)
                                                       ----------------------------------------------------------------------------
 Total distributions to shareholders ..............                  --             (23,418)                 --         (70,305,468)
 Capital share transactions: (Note 2)
    Class A .......................................          24,321,986          36,180,213       1,183,041,367       3,193,018,064
    Class B .......................................           3,254,109           3,951,744                  --                  --
    Class C .......................................          21,867,344          31,603,097          42,977,479         251,757,129
    Advisor Class .................................           3,169,120          15,372,400          37,198,999         110,511,362
                                                       ----------------------------------------------------------------------------
 Total capital share transactions .................          52,612,559          87,107,454       1,263,217,845       3,555,286,555
    Net increase in net assets.....................          58,968,175          99,149,851       1,592,766,602       8,120,239,020
Net assets:
 Beginning of period ..............................          99,149,851                  --      13,304,293,512       5,184,054,492
                                                       ----------------------------------------------------------------------------
 End of period ....................................    $    158,118,026    $     99,149,851    $ 14,897,060,114    $ 13,304,293,512
                                                       =============================================================================
Undistributed net investment income (loss)
 included in net assets:

End of period .....................................    $       (452,954)   $             --    $     32,387,311    $     12,646,044
                                                       =============================================================================

(a)For the period June 7, 1999 (effective date) to April 30, 2000.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)


                                                             FRANKLIN SMALL CAP
                                                               GROWTH FUND II
                                                             -------------------
                                                                 SIX MONTHS
                                                                    ENDED
                                                              OCTOBER 31, 2000
                                                             -------------------
Increase (decrease) in net assets:
 Operations:
    Net investment loss ......................................  $   (345,147)
    Net realized loss from investments ...................        (8,445,710)
    Net unrealized appreciation on investments............         9,015,092
                                                              ------------------
     Net increase in net assets resulting from operations ..          224,235
 Capital share transactions: (Note 2)
    Class A...............................................       308,177,484
    Class B...............................................        58,129,061
    Class C...............................................        86,232,793
    Advisor Class ........................................        22,417,574
                                                             -------------------
 Total capital share transactions ........................       474,956,912
    Net increase in net assets ...........................       475,181,147
Net assets:
 Beginning of period .....................................               --
                                                             -------------------
 End of period ...........................................      $475,181,147
                                                             ===================
Undistributed investment loss included in net assets:

 End of period ...........................................      $   (345,147)
                                                             ===================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All Funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective May 1, 2000, the Franklin Small Cap Growth Fund was renamed the Franklin Small Cap Growth Fund I and the Franklin Strategic Series began offering shares of the Franklin Small Cap Growth Fund II.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Funds may enter into a joint repurchase agreement whereby its invested cash balance is deposited into a joint account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain a coverage of at least 100%. At October 31, 2000, all repurchase agreements had been entered into on that date.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND
DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, & ADVISOR CLASS                   CLASS A, CLASS B, & CLASS C          CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund I                    Franklin California Growth Fund      Franklin Aggressive Growth Fund
                                                                                         Franklin Large Cap Growth Fund
                                                                                         Franklin Small Cap Growth Fund II


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                           FRANKLIN                              FRANKLIN
                                                                   AGGRESSIVE GROWTH FUND                 CALIFORNIA GROWTH FUND
                                                                --------------------------------------------------------------------
                                                                   SHARES           AMOUNT               SHARES           AMOUNT
                                                                --------------------------------------------------------------------

CLASS A SHARES:
Six months ended October 31, 2000
 Shares sold ...........................................         3,997,888    $   107,439,394         13,731,532    $   739,750,062
 Shares issued on merger (Note 9) ......................              --                 --            1,337,534         70,755,525
 Shares redeemed .......................................        (2,753,170)       (74,341,219)        (8,497,942)      (456,652,869)
                                                                --------------------------------------------------------------------
 Net increase ..........................................         1,244,718    $    33,098,175          6,571,124    $   353,852,718
                                                                ====================================================================
Year ended April 30, 2000(a)
 Shares sold ...........................................         9,199,950    $   228,039,109         40,682,193    $ 1,739,833,942
 Shares issued in reinvestment of distributions ........            41,575            868,510             87,505          2,238,602
 Shares redeemed .......................................        (2,422,213)       (57,191,610)       (30,612,722)    (1,254,035,847)
                                                                --------------------------------------------------------------------
 Net increase ..........................................         6,819,312    $   171,716,009         10,156,976    $   488,036,697
                                                                ====================================================================
CLASS B SHARES:
Six Months ended October 31, 2000
 Shares sold ...........................................           505,982    $    13,377,728          1,394,513    $    74,681,861
 Shares redeemed .......................................           (91,447)        (2,395,610)           (63,747)        (3,363,248)
                                                                --------------------------------------------------------------------
 Net increase ..........................................           414,535    $    10,982,118          1,330,766    $    71,318,613
                                                                ====================================================================
Year ended April 30, 2000(a)
 Shares sold ...........................................         1,415,432    $    35,839,371          1,224,381    $    57,540,240
 Shares issued in reinvestment of distributions ........             5,883            122,903                366              9,348
 Shares redeemed .......................................           (86,629)        (2,372,558)           (39,396)        (1,876,198)
                                                                --------------------------------------------------------------------
 Net increase ..........................................         1,334,686    $    33,589,716          1,185,351    $    55,673,390
                                                                ====================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                            FRANKLIN                          FRANKLIN
                                                                    AGGRESSIVE GROWTH FUND             CALIFORNIA GROWTH FUND
                                                                  ------------------------------------------------------------------
                                                                    SHARES           AMOUNT           SHARES              AMOUNT
                                                                  ------------------------------------------------------------------

CLASS C SHARES:
Six Months ended October 31, 2000
 Shares sold .............................................        1,180,366      $ 31,501,867        2,100,131      $   111,889,972
 Shares redeemed .........................................         (542,813)      (14,356,272)        (490,259)         (25,831,822)
                                                                  ------------------------------------------------------------------
 Net increase ............................................          637,553      $ 17,145,595        1,609,872      $    86,058,150
                                                                  ==================================================================
Year ended April 30, 2000(a)
 Shares sold .............................................        3,542,640      $ 90,778,820        3,758,694      $   167,987,977
 Shares issued in reinvestment of distributions ..........           16,200           338,092            3,833               97,626
 Shares redeemed .........................................         (355,641)       (9,296,471)      (1,336,546)         (50,936,032)
                                                                  ------------------------------------------------------------------
 Net increase ............................................        3,203,199      $ 81,820,441        2,425,981      $   117,149,571
                                                                  ==================================================================
ADVISOR CLASS SHARES:
Six Months ended October 31, 2000
 Shares sold .............................................          496,404      $ 12,921,206
 Shares redeemed .........................................         (265,326)       (6,636,032)
                                                                  ----------------------------
 Net increase ............................................          231,078      $  6,285,174
                                                                  ============================
Year ended April 30, 2000(a)
 Shares sold .............................................        2,545,707      $ 41,383,189
 Shares issued in reinvestment of distributions ..........           35,243           737,625
 Shares redeemed .........................................         (734,955)      (16,384,320)
                                                                  ----------------------------
 Net increase ............................................        1,845,995      $ 25,736,494
                                                                  ============================

(a) For the Franklin Aggressive Growth Fund, for the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                       FRANKLIN                                FRANKLIN
                                                                LARGE CAP GROWTH FUND                   SMALL CAP GROWTH FUND I
                                                              ----------------------------------------------------------------------
                                                               SHARES             AMOUNT               SHARES             AMOUNT
                                                              ----------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2000
 Shares sold .......................................          1,961,580    $     31,343,966          86,085,174    $  4,105,188,457
 Shares redeemed ...................................           (435,427)         (7,021,980)        (61,558,740)     (2,922,147,090)
                                                              ----------------------------------------------------------------------
 Net increase ......................................          1,526,153    $     24,321,986          24,526,434    $  1,183,041,367
                                                              ======================================================================
Year ended April 30, 2000(b)
 Shares sold .......................................          2,924,412    $     39,983,795         288,032,174    $ 11,002,537,784
 Shares issued in reinvestment of distributions ....                425               5,394           1,370,984          52,139,031
 Shares redeemed ...................................           (270,881)         (3,808,976)       (215,619,217)     (7,861,658,751)
                                                              ----------------------------------------------------------------------
 Net increase ......................................          2,653,956    $     36,180,213          73,783,941    $  3,193,018,064
                                                              ======================================================================
CLASS B SHARES:
Six months ended October 31, 2000
 Shares sold .......................................            230,523    $      3,648,708
 Shares redeemed ...................................            (24,839)           (394,599)
                                                              ------------------------------
 Net increase ......................................            205,684    $      3,254,109
                                                              ==============================
Year ended April 30, 2000(b)
 Shares sold .......................................            312,870    $      4,073,874
 Shares redeemed ...................................             (8,018)           (122,130)
                                                              ------------------------------
 Net increase ......................................            304,852    $      3,951,744
                                                              ==============================
CLASS C SHARES:
Six months ended October 31, 2000
 Shares sold .......................................          1,541,862    $     24,165,942           3,911,742    $    182,673,941
 Shares redeemed ...................................           (145,522)         (2,298,598)         (2,993,052)       (139,696,462)
                                                              ----------------------------------------------------------------------
 Net increase ......................................          1,396,340    $     21,867,344             918,690    $     42,977,479
                                                              ======================================================================
Year ended April 30, 2000(b)
 Shares sold .......................................          2,641,224    $     35,011,789          11,524,782    $    447,983,335
 Shares issued in reinvestment of distributions ....               --                  --               202,348           7,563,366
 Shares redeemed ...................................           (247,928)         (3,408,692)         (5,758,041)       (203,789,572)
                                                              ----------------------------------------------------------------------
 Net increase ......................................          2,393,296    $     31,603,097           5,969,089    $    251,757,129
                                                              ======================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                            FRANKLIN                           FRANKLIN
                                                                    LARGE CAP GROWTH FUND                SMALL CAP GROWTH FUND I
                                                                 -------------------------------------------------------------------
                                                                   SHARES           AMOUNT              SHARES             AMOUNT
                                                                 -------------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended October 31, 2000
 Shares sold ...........................................           297,071      $   4,628,423          2,278,598      $ 109,588,502
 Shares redeemed .......................................           (88,287)        (1,459,303)        (1,513,772)       (72,389,503)
                                                                 -------------------------------------------------------------------
 Net increase ..........................................           208,784      $   3,169,120            764,826      $  37,198,999
                                                                 ===================================================================
Year ended April 30, 2000(b)
 Shares sold ...........................................         1,572,648      $  18,058,940          6,861,496      $ 262,240,429
 Shares issued in reinvestment of distributions ........             1,229             15,598             52,137          1,992,113
 Shares redeemed .......................................          (236,105)        (2,702,138)        (4,156,748)      (153,721,180)
                                                                 -------------------------------------------------------------------
 Net increase ..........................................         1,337,772      $  15,372,400          2,756,885      $ 110,511,362
                                                                 ===================================================================



(b) For the Franklin Large Cap Growth Fund, for the period June 7, 1999 (effective date) to April 30, 2000.


                                                                                                         FRANKLIN
                                                                                                 SMALL CAP GROWTH FUND II
                                                                                          ------------------------------------------
                                                                                           SHARES                           AMOUNT
                                                                                          ------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2000
 Shares sold .........................................................                    28,216,048                  $ 330,349,000
 Shares redeemed .....................................................                    (1,842,902)                   (22,171,516)
                                                                                          ------------------------------------------
 Net increase ........................................................                    26,373,146                  $ 308,177,484
                                                                                          ==========================================
CLASS B SHARES:
Six months ended October 31, 2000
 Shares sold .........................................................                     5,040,929                  $  58,732,804
 Shares redeemed .....................................................                       (50,491)                      (603,743)
                                                                                          ------------------------------------------
 Net increase ........................................................                     4,990,438                  $  58,129,061
                                                                                          ==========================================
CLASS C SHARES:
Six months ended October 31, 2000
 Shares sold .........................................................                     8,000,588                  $  92,488,067
 Shares redeemed .....................................................                      (535,402)                    (6,255,274)
                                                                                          ------------------------------------------
 Net increase ........................................................                     7,465,186                  $  86,232,793
                                                                                          ==========================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2000
 Shares sold .........................................................                     1,972,303                  $  23,302,651
 Shares redeemed .....................................................                       (78,690)                      (885,077)
                                                                                          ------------------------------------------
 Net increase ........................................................                     1,893,613                  $  22,417,574
                                                                                          ==========================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                      FRANKLIN       FRANKLIN       FRANKLIN        FRANKLIN
                     AGGRESSIVE      CALIFORNIA      LARGE CAP      SMALL CAP
                     GROWTH FUND     GROWTH FUND    GROWTH FUND   GROWTH FUND II
                     -----------------------------------------------------------
Dividend income      $868,373        $6,790,369      $363,648       $1,049,703

The Franklin California Growth Fund and the Franklin Small Cap Growth Fund I pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

    ANNUALIZED
     FEE RATE        AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
      .625%          First $100 million
      .500%          Over $100 million, up to and including $250 million
      .450%          Over $250 million, up to and including $10 billion
      .440%          Over $10 billion, up to and including $12.5 billion
      .420%          Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

    ANNUALIZED
     FEE RATE        AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
      .500%          First $500 million
      .400%          Over $500 million, up to and including $1 billion
      .350%          Over $1 billion, up to and including $1.5 billion
      .300%          Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the Funds as follows:

    ANNUALIZED
     FEE RATE        AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
      .550%          First $500 million
      .450%          Over $500 million, up to and including $1 billion
      .400%          Over $1 billion, up to and including $1.5 billion
      .350%          Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of
 .20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin California Growth Fund and the Franklin Small Cap Growth Fund I. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative fees for the Franklin Aggressive Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to certain percentage per year of their average daily net assets of each class as follows:

                                                FRANKLIN         FRANKLIN             FRANKLIN        FRANKLIN         FRANKLIN
                                               AGGRESSIVE       CALIFORNIA            LARGE CAP      SMALL CAP         SMALL CAP
                                               GROWTH FUND      GROWTH FUND           GROWTH FUND    GROWTH FUND I   GROWTH FUND II
                                               -------------------------------------------------------------------------------------
Class A .............................             .35%               .25%               .35%               .25%            .35%
Class B .............................            1.00%              1.00%              1.00%                --            1.00%
Class C .............................            1.00%              1.00%              1.00%              1.00%           1.00%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                FRANKLIN         FRANKLIN             FRANKLIN        FRANKLIN         FRANKLIN
                                               AGGRESSIVE       CALIFORNIA            LARGE CAP      SMALL CAP         SMALL CAP
                                               GROWTH FUND      GROWTH FUND           GROWTH FUND    GROWTH FUND I   GROWTH FUND II
                                               -------------------------------------------------------------------------------------
Net commissions paid ......................    $615,545         $3,587,973            $286,664       $3,826,038      $2,784,552
Contingent deferred sales charges .........    $ 89,146         $  101,341            $ 18,136       $  120,770      $   20,978

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds paid transfer agent fees of $9,165,111, of which $5,180,092 was paid to Investor Services.

At October 31, 2000, Advisers and/or investment companies managed by Advisers owned 11.90% and 16.01% of the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, respectively.

Included in professional fees are legal fees of $65,131 that were paid to a law firm in which a partner of the law firm was an officer of the Fund.


4. INCOME TAXES

At April 30, 2000, the Franklin Small Cap Growth Fund I had deferred capital losses and currency losses occurring subsequent to October 31, 1999 of $23,645,230 and $4,112, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, offering costs and merger related expenses.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN         FRANKLIN             FRANKLIN        FRANKLIN          FRANKLIN
                                               AGGRESSIVE       CALIFORNIA            LARGE CAP      SMALL CAP          SMALL CAP
                                               GROWTH FUND      GROWTH FUND           GROWTH FUND    GROWTH FUND I    GROWTH FUND II
                                               -------------------------------------------------------------------------------------
Investments at cost .........................  $345,780,316     $2,014,003,534        $136,848,873   $ 9,780,921,781  $455,566,356
                                               =====================================================================================
Unrealized appreciation .....................  $ 89,861,453     $1,315,794,018        $ 31,381,359   $ 6,612,301,430  $ 49,661,769
Unrealized depreciation .....................   (49,694,986)      (166,853,717)        (10,355,818)   (1,273,808,125)  (42,612,333)
                                               -------------------------------------------------------------------------------------
Net unrealized appreciation .................  $ 40,166,467     $1,148,940,301        $ 21,025,541   $ 5,338,493,305  $  7,049,436
                                               =====================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2000 were as follows:

                                                FRANKLIN         FRANKLIN             FRANKLIN        FRANKLIN         FRANKLIN
                                               AGGRESSIVE       CALIFORNIA            LARGE CAP      SMALL CAP         SMALL CAP
                                               GROWTH FUND      GROWTH FUND           GROWTH FUND    GROWTH FUND I   GROWTH FUND II
                                               -------------------------------------------------------------------------------------
Purchases ...................................  $280,611,022     $782,262,003          $91,333,479    $3,773,241,037   $504,177,922
Sales .......................................  $223,010,286     $283,765,834          $40,750,679    $1,451,222,748   $ 86,696,570

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at October 31, 2000 are as follows:

                                                                                          ACQUISITION
SHARES           ISSUER                                                                      DATE           COST            VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
     31,328     eMachines Inc.                                                               8/16/99     $   199,998     $    29,076
    329,274     Micro Photonix Integration Corp., pfd., C                                    6/23/00       2,079,464       2,079,464
                                                                                                                         -----------
                TOTAL RESTRICTED SECURITIES (.54% of Net Assets)                                                         $ 2,108,540
                                                                                                                         ===========
FRANKLIN CALIFORNIA GROWTH FUND
    145,772     Anda Networks Inc., pfd., D                                                  3/24/00     $ 2,000,000     $ 1,999,992
    783,208     eMachines Inc                                                                8/16/99       5,000,000         726,915
  2,227,171     Fibrogen Inc., pfd., E                                                       5/19/00       9,999,998       9,999,998
    124,712     Kestrel Solutions Inc., pfd., D                                              1/20/00       1,624,997       1,624,997
    530,000     Learning Tree International Inc.                                             9/22/00      24,910,000      23,982,500
    772,727     Masimo Corp., pfd., F                                                        5/15/00       8,499,997       8,499,997
                                                                                                                         -----------
                TOTAL RESTRICTED SECURITIES (1.48% of Net Assets)                                                        $46,834,399
                                                                                                                         ===========
FRANKLIN SMALL CAP GROWTH FUND I
    855,446     3Ware Inc, pfd., D                                                           7/28/00     $ 4,770,822     $ 4,770,822
    364,431     Anda Networks Inc., pfd., D                                                  3/24/00       5,000,000       4,999,993
  2,394,885     Auspex Systems Inc.                                                          9/22/00      19,069,272      21,823,390
  1,378,446     eMachines Inc.                                                               8/16/99       8,799,999       1,279,370
    239,831     Kestrel Solutions Inc., pfd., D                                              1/20/00       3,124,998       3,124,998
  1,064,000     Learning Tree International Inc.                                             9/22/00      50,008,000      48,146,000
                                                                                                                         -----------
                TOTAL RESTRICTED SECURITIES (.56% of Net Assets)                                                         $84,144,573
                                                                                                                         ===========
FRANKLIN SMALL CAP GROWTH FUND II
     95,148     Micro Photonix Integration Corp., pfd., C (.13% of Net Assets)               6/23/00     $   600,888     $   600,888
                                                                                                                         ===========

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends, interest income, and net realized capital gains (losses), at October 31, 2000 were as shown below.

                                  NUMBER OF SHARES                          NUMBER OF SHARES                              REALIZED
                                       HELD AT         GROSS       GROSS        HELD AT          VALUE AT     DIVIDEND     CAPITAL
NAME OF ISSUER                   BEGINNING OF PERIOD  ADDITIONS  REDUCTIONS  END OF PERIOD    END OF PERIOD    INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:

RemedyTemp Inc. ................       400,000           --        400,000         --           $     --       $  --    $(3,054,498)
                                                                                                ====================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                         NUMBER OF SHARES                              NUMBER OF SHARES
                                              HELD AT          GROSS         GROSS          HELD AT         VALUE AT
NAME OF ISSUER                         BEGINNING OF PERIOD   ADDITIONS     REDUCTIONS    END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND I:
Affiliated Computer Services
  Inc., A ...........................        1,862,300         903,500           --          2,765,800     $154,020,488
Alaska Communications Systems
  Holdings Inc. .....................        2,198,700         213,000           --          2,411,700       16,429,706
Atlantic Coast Airlines Holdings Inc.        1,400,000            --             --          1,400,000       50,050,000
Atwood Oceanics Inc. ................        1,216,600            --             --          1,216,600       40,832,138
Barrett Resources Corp. .............        1,860,900            --             --          1,860,900       67,690,238
Basin Exploration Inc. ..............        1,425,200            --             --          1,425,200       28,236,775
Brio Technology Inc. ................          670,800         949,900           --          1,620,700       13,269,481
Catalytica Inc. .....................        1,965,733            --             --          1,965,733       26,414,537
Catapult Communications Corp. .......          656,800            --             --            656,800        7,963,700
ChemFirst Inc. ......................             --           764,900           --            764,900       17,592,700
CIMA Labs Inc. ......................          600,000            --           23,200          576,800               (a)
Clarus Corp. ........................          974,000          86,600          9,800        1,050,800       10,508,000
Classic Communications Inc., A ......          590,900            --          590,900             --               --
Cobalt Networks Inc. ................             --         1,482,000           --          1,482,000       81,695,250
Coherent Inc. .......................        1,763,400          86,600           --          1,850,000       64,403,125
Core Laboratories NV (Netherlands) ..        1,632,400         267,600           --          1,900,000       40,968,750
Epoch Pharmaceuticals Inc. ..........          678,800         690,100           --          1,368,900       14,202,338
Expeditors International of
  Washington Inc. ...................        2,562,200         367,100           --          2,929,300      151,957,438
FLIR Systems Inc. ...................        1,028,600            --             --          1,028,600        6,171,600
Gibraltar Steel Corp. ...............        1,012,800            --             --          1,012,800       12,723,300
Grey Wolf Inc. ......................       11,329,800         115,800           --         11,445,600       52,935,900
HNC Software Inc. ...................        1,736,200         186,600           --          1,922,800       39,056,875
Inhale Therapeutic Systems Inc.(b) ..        3,751,732            --             --          3,751,732      186,648,667
Innkeepers USA Trust ................        2,102,800            --             --          2,102,800       21,422,275
Insight Communications Co. ..........
  Inc., A ...........................        4,090,800            --             --          4,090,800       56,759,850
Interep National Radio Sales Inc. ...          489,100            --             --            489,100        1,650,713
Itron Inc. ..........................        1,118,300            --        1,118,300             --               --
Komag Inc. ..........................        3,606,900            --        3,606,900             --               --
MeriStar Hospitality Corp. ..........        2,330,000            --             --          2,330,000       44,561,250
Mettler-Toledo International Inc. ...
  (Switzerland) .....................        2,758,500         173,100           --          2,931,600      136,869,075
Navidec Inc. ........................          666,200            --          666,200             --               --
Newfield Exploration Co. ............        2,138,600         111,400        563,000        1,687,000               (a)
Newport Corp.(c) ....................        1,537,500            --          562,500          975,000               (a)
Nuevo Energy Co. ....................        1,075,500            --             --          1,075,500       19,493,438
Pacific Gateway Exchange Inc. .......          515,100            --          515,100             --               --
Pennaco Energy Inc. .................        1,704,500            --             --          1,704,500       21,199,719
Perceptron Inc. .....................          722,000            --          586,100          135,900               (a)


                                                          REALIZED
                                           DIVIDEND        CAPITAL
NAME OF ISSUER                              INCOME       GAIN (LOSS)
--------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND I:
Affiliated Computer Services
  Inc., A ...........................     $       --     $       --
Alaska Communications Systems
  Holdings Inc. .....................             --             --
Atlantic Coast Airlines Holdings Inc.             --             --
Atwood Oceanics Inc. ................             --             --
Barrett Resources Corp. .............             --             --
Basin Exploration Inc. ..............             --             --
Brio Technology Inc. ................             --             --
Catalytica Inc. .....................             --             --
Catapult Communications Corp. .......             --             --
ChemFirst Inc. ......................          152,980           --
CIMA Labs Inc. ......................             --          890,047
Clarus Corp. ........................             --         (728,294)
Classic Communications Inc., A ......             --      (10,344,942)
Cobalt Networks Inc. ................             --             --
Coherent Inc. .......................             --             --
Core Laboratories NV (Netherlands) ..             --             --
Epoch Pharmaceuticals Inc. ..........             --             --
Expeditors International of
  Washington Inc. ...................          205,051           --
FLIR Systems Inc. ...................             --             --
Gibraltar Steel Corp. ...............           60,768           --
Grey Wolf Inc. ......................             --             --
HNC Software Inc. ...................             --             --
Inhale Therapeutic Systems Inc.(b) ..             --             --
Innkeepers USA Trust ................        1,177,568           --
Insight Communications Co. ..........
  Inc., A ...........................             --             --
Interep National Radio Sales Inc. ...             --             --
Itron Inc. ..........................             --      (15,414,322)
Komag Inc. ..........................             --      (51,254,732)
MeriStar Hospitality Corp. ..........        2,353,300           --
Mettler-Toledo International Inc. ...
  (Switzerland) .....................             --             --
Navidec Inc. ........................             --          (85,021)
Newfield Exploration Co. ............             --        9,310,175
Newport Corp.(c) ....................             --       57,465,616
Nuevo Energy Co. ....................             --             --
Pacific Gateway Exchange Inc. .......             --      (12,440,758)
Pennaco Energy Inc. .................             --             --
Perceptron Inc. .....................             --      (12,094,233)

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                         NUMBER OF SHARES                              NUMBER OF SHARES
                                              HELD AT          GROSS         GROSS          HELD AT         VALUE AT
NAME OF ISSUER                         BEGINNING OF PERIOD   ADDITIONS     REDUCTIONS    END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND I:
  (CONT.)
Pharmaceutical Product
 Development Inc. ...............           1,300,000             --            --          1,300,000    $   40,706,250
Predictive Systems Inc. .........           1,010,600        1,040,700          --          2,051,300        28,461,788
Primus Telecommunications
 Group Inc., 144A ...............           1,813,100             --         697,200        1,115,900                (a)
Range Resources Corp. ...........           2,896,900             --            --          2,896,900        12,673,938
Retek Inc. ......................              96,600        2,293,513          --          2,390,113        94,260,081
RSA Security Inc. ...............           2,220,000             --            --          2,220,000       128,760,000
Rural Cellular Corp., A .........             765,700             --            --            765,700        41,156,375
Serologicals Corp. ..............           2,022,700             --         127,800        1,894,900        12,790,575
Silicon Valley Bancshares (d) ...           2,702,200          137,800          --          2,840,000       131,350,000
SOS Staffing Services Inc. ......             693,900             --         693,900             --                --
Tom Brown Inc. ..................           1,944,800             --         375,300        1,569,500                (a)
Trico Marine Services Inc. ......                --          2,540,400          --          2,540,400        42,234,150
US Liquids Inc. .................           1,003,400             --            --          1,003,400         4,264,450
Varco International Inc. ........           5,162,500          515,781          --          5,678,281        97,950,347
Verity Inc. .....................           1,572,200             --            --          1,572,200                (a)
Visible Genetics Inc. (Canada) ..             943,700          262,300          --          1,206,000        36,481,500
Wind River Systems Inc. .........           3,532,524             --            --          3,532,524                (a)
                                                                                                         --------------
      TOTAL NON-CONTROLLED
        AFFILIATED ISSUERS ......                                                                        $2,056,816,780
                                                                                                         ==============


                                                          REALIZED
                                           DIVIDEND        CAPITAL
NAME OF ISSUER                              INCOME       GAIN (LOSS)
--------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND I:
  (CONT.)
Pharmaceutical Product
 Development Inc. ...............          $     --     $        --
Predictive Systems Inc. .........                --              --
Primus Telecommunications
 Group Inc., 144A ...............                --       (12,103,100)
Range Resources Corp. ...........                --              --
Retek Inc. ......................                --              --
RSA Security Inc. ...............                --              --
Rural Cellular Corp., A .........                --              --
Serologicals Corp. ..............                --        (1,576,911)
Silicon Valley Bancshares (d) ...                --              --
SOS Staffing Services Inc. ......                --       (10,704,013)
Tom Brown Inc. ..................                --        (1,393,634)
Trico Marine Services Inc. ......                --              --
US Liquids Inc. .................                --              --
Varco International Inc. ........                --              --
Verity Inc. .....................                --              --
Visible Genetics Inc. (Canada) ..                --              --
Wind River Systems Inc. .........                --              --
                                           ----------   -------------
      TOTAL NON-CONTROLLED
        AFFILIATED ISSUERS ......          $3,949,667   $ (60,474,122)

                                           ==========   =============


(a)    As of October 31, 2000, no longer an affiliate.

(b) Reflects a 2:1 stock split during the current period. Balance as of 4/30/00 was 1,875,866.

(c) Reflects a 3:1 stock split during the current period. Balance as of 4/30/00 was 512,500.

(d) Reflects a 2:1 stock split during the current period. Balance as of 4/30/00 was 1,351,100.


8. LENDING OF PORTFOLIO SECURITIES

Under the Security Lending Agreement, securities held by the Franklin Small Cap Growth Fund I are loaned by the Bank of New York, as agent, to certain brokers (the "Borrowers"). The Borrowers provided cash as collateral against loans in an amount equal to at least 102% of the market value of the loaned securities.

The value of the loaned securities for the Franklin Small Cap Growth Fund I was $322,318,474 at October 31, 2000. The cash collateral is invested by the agent in short-term investments as noted in the Statement of Investments. Net interest income from the investment of the cash collateral received was $1,135,481 for the period ended October 31, 2000. The Franklin Small Cap Growth Fund I bears the risk of loss with respect to the investment of the cash collateral.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


9. MERGERS

On August 4, 2000, the Franklin California Growth Fund acquired the net assets of the Franklin MidCap Growth Fund pursuant to a plan of reorganization approved by the Franklin MidCap Growth Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,337,534 Class A shares of the Franklin California Growth Fund (valued at $52.90) for the net assets of the Franklin MidCap Growth Fund which aggregated $70,755,525, including $25,311,798 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $2,897,156,439.

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
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
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SHAREHOLDER LETTER

Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in blue chip companies with market capitalization of $1 billion or more, which the managers believe have quality management and superior products or services.

Dear Shareholder:

This semiannual report covers the period ended October 31, 2000. During this time, higher oil prices, an anemic manufacturing sector, a weak euro and an apparent slowing of global economic growth led to volatility in equity markets around the world. The last six weeks of the reporting period involved unusual volatility in the technology sector and many "new economy" stocks, and at period's end, the Dow Jones(R) Industrial Average was 2.93% higher than it had been on April 30, while the Nasdaq(R) was 12.31% lower.(1) The Fund's benchmark, the Standard & Poor's 500(R) (S&P 500(R)) Composite

CONTENTS
Shareholder Letter           1

Performance Summary          4

Financial Highlights &
Statement of Investments     6

Financial Statements        12

Notes to
Financial Statements        16

                               [PYRAMID GRAPHIC]

(1) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00). Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.

TOP 10 HOLDINGS
10/31/00

COMPANY                      % OF TOTAL
SECTOR                       NET ASSETS
------                       ----------
General Electric Co.               3.1%
Producer Manufacturing

Pfizer Inc.                        2.9%
Health Technology

Cisco Systems Inc.                 2.8%
Electronic Technology

Exxon Mobil Corp.                  2.8%
Energy Minerals

Microsoft Corp.                    2.6%
Technology Services

Wal-Mart Stores Inc.               2.5%
Retail Trade

Intel Corp.                        2.3%
Electronic Technology

SBC Communications Inc.            2.0%
Communications

International Business
Machines Corp.                     1.7%
Electronic Technology

J.P. Morgan & Co. Inc.             1.7%
Finance

Index, dropped 1.03%, while Franklin Blue Chip Fund's Class A shares posted a -0.22% six-month cumulative total return, as shown in the Performance Summary on page 4.(2)

Throughout the six months under review, we adhered to the Fund's bottom-up strategy and focused on market leaders with sustainable competitive advantages in industries with strong sequential earnings growth rates. To qualify for the Fund, a company must offer market dominance as well as management excellence, and possess strong revenue growth, strong cash-flow growth or strong earnings growth. Our rigorous analysis eliminates all but the highest-quality companies, while the long-term orientation leads to lower costs associated with portfolio turnover.

Although the technology sector was the Fund's highest weighting, we were underweighted compared to the S&P 500 due to our concerns about excessively high valuations and the possibility that earnings growth of some technology companies might decline. However, we feel we are still in a strong product cycle in the technology sector and believe the sector should do well over the long term. We, therefore, added to our holdings in this area when market declines allowed us to find what we believed to be bargains in storage, network equipment and business-to-business e-commerce software. Examples of stocks we continue to be optimistic about include fiber optics company Corning, optical network equipment provider Nortel and semiconductor maker Xilinx.

(2) Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

At the end of the period, we were overweighted relative to the S&P 500 in the food, beverage, oil and gas equipment, wireless, consumer finance, biotechnology and utilities industries. If the economy slows, investors, in our opinion, will desire companies such as these that possess strong and predictable growth. Following this belief, we purchased shares of energy companies Devon Energy and Schlumberger, as well as SBC Communications and Watson Pharmaceuticals.

Looking forward, we are optimistic about the growth prospects for high-quality, proven market leaders. We believe that even if the global economy does indeed slow, these companies should fare the best due to their strong market positions, leading-edge products and strong management teams.

Thank you for your support of Franklin Blue Chip Fund. We welcome your comments and suggestions, and look forward to serving you in the future.

Sincerely,



/s/ Sally Edwards Haff

Sally Edwards Haff
Portfolio Manager
Franklin Blue Chip Fund

This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

* The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases total return to shareholders. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Directors.

PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return      -0.22%
Net Asset Value (NAV)      $17.86 (10/31/00)      $17.90 (4/30/00)
Change in NAV              -$0.04

CLASS B
Six-Month Total Return      -0.62%
Net Asset Value (NAV)      $17.76 (10/31/00)      $17.87 (4/30/00)
Change in NAV              -$0.11

CLASS C
Six-Month Total Return      -0.50%
Net Asset Value (NAV)      $17.82 (10/31/00)      $17.91 (4/30/00)
Change in NAV              -$0.09

4             Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                 INCEPTION
CLASS A                                 1-YEAR       3-YEAR      (6/3/96)
-------                                 ------       ------      --------
Cumulative Total Return(1)              +28.52%      +59.70%      +92.46%
Average Annual Total Return(2)          +21.14%      +14.61%      +14.73%
Value of $10,000 Investment(3)         $12,114      $15,053      $18,139

                                                                 INCEPTION
CLASS B                                                          (2/1/00)
-------                                                          --------
Cumulative Total Return(1)                                        +10.33%
Aggregate Total Return(2)                                          +6.33%
Value of $10,000 Investment(3)                                   $10,633

                                                                 INCEPTION
CLASS C                                                          (2/1/00)
-------                                                          --------
Cumulative Total Return(1)                                        +10.70%
Aggregate Total Return(2)                                          +8.58%
Value of $10,000 Investment(3)                                   $10,858

1.Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B and C shares have existed for less than one year, the figures represent aggregate total return since inception, including the respective class's applicable, maximum sales charge(s).

3.These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BLUE CHIP FUND

                                                                                    CLASS A
                                                                                    -------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2000                   YEAR ENDED APRIL 30,
                                                                         ---------------------------------------------
                                                        (UNAUDITED)          2000         1999        1998     1997(d)
                                                        -----------          ----         ----        ----     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $  17.90         $  14.41      $ 12.46     $ 10.85     $10.00
                                                        --------         --------      -------     -------     ------
Income from investment operations:
 Net investment income(a)                                    .01               --          .04         .09        .09
 Net realized and unrealized gains (losses)                 (.04)            3.97         1.97        1.67        .82
                                                        --------         --------      -------     -------     ------
Total from investment operations                            (.03)            3.97         2.01        1.76        .91
                                                        --------         --------      -------     -------     ------
Less distributions from:
 Net investment income                                        --             (.01)        (.06)       (.06)      (.06)
 Net realized gains                                           --             (.47)          --        (.09)        --
                                                        --------         --------      -------     -------     ------
Total distributions                                           --             (.48)        (.06)       (.15)      (.06)
                                                        --------         --------      -------     -------     ------
Net asset value, end of period                          $  17.87         $  17.90      $ 14.41     $ 12.46     $10.85
                                                        ========         ========      =======     =======     ======

Total return(b)                                             (.22)%          27.96%       16.18%      16.41%      9.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $163,906         $140,685      $54,880     $16,836     $5,600
Ratios to average net assets:
 Expenses                                                   1.26%(c)         1.23%        1.25%       1.25%      1.25%(c)
 Expenses excluding waiver and payments by affiliate        1.35%(c)         1.39%        1.51%       1.95%
                                                                                                                 2.22%(c)
 Net investment income                                       .12%(c)           --          .55%       1.04%      1.07%(c)
Portfolio turnover rate                                    40.52%           63.04%       35.74%      57.67%     11.14%

(a)Based on average shares outstanding effective year ended April 30, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period June 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN BLUE CHIP FUND (CONT.)

                                                                      CLASS B
                                                                      -------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2000            YEAR ENDED
                                                       (UNAUDITED)            APRIL 30, 2000(d)
                                                       -----------            -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $17.87                  $16.45
                                                       ----------------------------------------
Income from investment operations:
 Net investment loss(a)                                      (.06)                   (.03)
 Net realized and unrealized gains (losses)                  (.05)                   1.45
                                                       ----------------------------------------
Total from investment operations                             (.11)                   1.42
                                                       ----------------------------------------
Net asset value, end of period                             $17.76                  $17.87
                                                       ========================================
Total return(b)                                              (.62)%                  8.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $7,369                  $2,026
Ratios to average net assets:
 Expenses                                                    1.92%(c)                1.82%(c)
 Expenses excluding waiver and payments by affiliate         2.00%(c)                2.06%(c)
 Net investment loss                                         (.62)%(c)              (7.15)%(c)
Portfolio turnover rate                                     40.52%                  63.04%

(a)Based on average shares outstanding.
(b)Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period February 1, 2000 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN BLUE CHIP FUND (CONT.)

                                                                      CLASS C
                                                                      -------
                                                         SIX MONTHS ENDED
                                                         OCTOBER 31, 2000      YEAR ENDED
                                                           (UNAUDITED)      APRIL 30, 2000(d)
                                                           -----------      -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $ 17.91             $16.45
                                                            -------             ------
Income from investment operations:
 Net investment loss(a)                                        (.06)              (.03)
 Net realized and unrealized gains (losses)                    (.03)              1.49
                                                            -------             ------
Total from investment operations                               (.09)              1.46
                                                            -------             ------
Net asset value, end of period                              $ 17.82             $17.91
                                                            =======             ======

Total return(b)                                                (.50)%             8.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                           $12,443             $3,608
Ratios to average net assets:
 Expenses                                                      1.92%(c)           1.82%(c)
 Expenses excluding waiver and payments by affiliate           2.00%(c)           2.06%(c)
 Net investment loss                                           (.62)%(c)         (6.88)%(c)
Portfolio turnover rate                                       40.52%             63.04%

(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for years less than one year.
(c)Annualized
(d)For the period February 1, 2000 (effective date) to April 30, 2000.

8                      See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)

   FRANKLIN BLUE CHIP FUND                                                               SHARES         VALUE
   -----------------------                                                               ------         -----
   COMMON STOCKS 93.2%
(a)COMMERCIAL SERVICES 2.4%
   CheckFree Corp.                                                                       48,000     $ 2,388,000
   Robert Half International Inc.                                                        64,000       1,952,000
                                                                                                    -----------
                                                                                                      4,340,000
                                                                                                    -----------
   COMMUNICATIONS 5.1%
   SBC Communications Inc.                                                               65,000       3,749,688
(a)Sprint Corp. (PCS Group)                                                              47,500       1,810,938
   Vodafone Group PLC, ADR (United Kingdom)                                              48,000       2,043,000
(a)Worldcom Inc.                                                                         77,000       1,828,750
                                                                                                    -----------
                                                                                                      9,432,376
                                                                                                    -----------
   CONSUMER DURABLES .3%
   Sony Corp. (Japan)                                                                     6,000         479,165
   Sony Corp., ADR (Japan)                                                                2,000         166,000
                                                                                                    -----------
                                                                                                        645,165
                                                                                                    -----------
   CONSUMER NON-DURABLES 7.8%
   Coca-Cola Co.                                                                         37,000       2,233,875
   Colgate-Palmolive Co.                                                                 35,000       2,056,600
   Gillette Co.                                                                          35,000       1,220,625
   Nestle SA (Switzerland)                                                                1,000       2,071,631
   PepsiCo Inc.                                                                          48,000       2,325,000
   Philip Morris Cos. Inc.                                                               39,000       1,428,375
   Ralston Purina Group                                                                 120,000       2,910,000
                                                                                                    -----------
                                                                                                     14,246,106
                                                                                                    -----------
   CONSUMER SERVICES 3.9%
(a)Clear Channel Communications Inc.                                                     30,000       1,801,878
   McDonald's Corp.                                                                      41,000       1,271,000
(a)Starbucks Corp.                                                                       45,000       2,010,938
   Walt Disney Co.                                                                       61,000       2,184,563
                                                                                                    -----------
                                                                                                      7,268,379
                                                                                                    -----------
   ELECTRONIC TECHNOLOGY 17.7%
(a)Agilent Technologies Inc.                                                             23,432       1,085,195
(a)Applied Materials Inc.                                                                15,000         796,875
(a)Cisco Systems Inc.                                                                    96,000       5,172,000
(a)Comverse Technology Inc.                                                              20,000       2,235,000
   Corning Inc.                                                                          29,000       2,218,500
(a)Dell Computer Corp.                                                                   54,000       1,593,000
(a)EMC Corp.                                                                             22,000       1,959,375
   Hewlett-Packard Co.                                                                   27,000       1,253,813
(a)Infineon Technologies AG, ADR (Germany)                                                9,500         407,313
   Intel Corp.                                                                           92,000       4,140,000
   International Business Machines Corp.                                                 32,000       3,152,000
(a)Intersil Holding Corp.                                                                14,900         714,269
(a)JDS Uniphase Corp.                                                                    15,000       1,221,563
(a)Network Appliance Inc.                                                                16,000       1,904,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)

   FRANKLIN BLUE CHIP FUND                                                               SHARES         VALUE
   -----------------------                                                               ------         -----
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
   Nortel Networks Corp. (Canada)                                                        41,050     $ 1,867,775
(a)Sun Microsystems Inc.                                                                 16,000       1,774,000
(a)Xilinx Inc.                                                                           15,000       1,086,563
                                                                                                    -----------
                                                                                                     32,581,241
                                                                                                    -----------
   ENERGY MINERALS 3.9%
   Conoco Inc., B                                                                        47,000       1,277,813
   Devon Energy Corp.                                                                    16,000         806,400
   Exxon Mobil Corp.                                                                     57,000       5,083,688
                                                                                                    -----------
                                                                                                      7,167,901
                                                                                                    -----------
   FINANCE 13.8%
   Aflac Inc.                                                                            19,000       1,388,188
   American International Group Inc.                                                     23,999       2,351,902
   Capital One Financial Corp.                                                           36,000       2,272,501
   Citigroup Inc.                                                                        59,000       3,104,875
   Countrywide Credit Industries Inc.                                                    53,000       1,984,188
   Equity Office Properties Trust                                                        60,000       1,807,500
   Fannie Mae                                                                            13,000       1,001,000
   Fleet Boston Financial Corp.                                                          44,000       1,672,000
   Goldman Sachs Group Inc.                                                              18,000       1,796,625
   J.P. Morgan & Co. Inc.                                                                18,870       3,122,985
   Marsh & McLennan Cos. Inc.                                                            20,000       2,615,000
   Merrill Lynch & Co. Inc.                                                              31,000       2,170,000
                                                                                                    -----------
                                                                                                     25,286,764
                                                                                                    -----------
   HEALTH TECHNOLOGY 9.8%
   Abbott Laboratories                                                                   43,000       2,270,938
(a)Amgen Inc.                                                                            13,700         793,744
   Bristol-Myers Squibb Co.                                                              30,000       1,828,125
(a)Genentech Inc.                                                                        24,000       1,980,000
   Johnson & Johnson                                                                     10,500         967,313
   Pfizer Inc.                                                                          125,000       5,398,438
   Schering-Plough Corp.                                                                 39,500       2,041,656
(a)Watson Pharmaceuticals Inc.                                                           43,700       2,733,981
                                                                                                    -----------
                                                                                                     18,014,195
                                                                                                    -----------
   INDUSTRIAL SERVICES 3.8%
   Enron Corp.                                                                           34,000       2,790,125
   Schlumberger Ltd.                                                                     16,500       1,256,063
(a)Stuart Energy Systems Corp. (Canada)                                                  96,300       1,456,511
   Transocean Sedco Forex Inc.                                                           27,000       1,431,000
                                                                                                    -----------
                                                                                                      6,933,699
                                                                                                    -----------
   NON-ENERGY MINERALS .4%
   Alcoa Inc.                                                                            25,000         717,188
                                                                                                    -----------

   PROCESS INDUSTRIES 1.2%
   Bowater Inc.                                                                          24,000       1,299,000
   E. I. du Pont de Nemours and Co.                                                      19,000         862,125
                                                                                                    -----------
                                                                                                      2,161,125
                                                                                                    -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


 FRANKLIN BLUE CHIP FUND                                         SHARES                  VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PRODUCER MANUFACTURING 6.1%
 Avery Dennison Corp. ............................                21,000          $   1,060,500
 General Electric Co. ............................               103,000              5,645,688
(a)Mettler-Toledo International Inc. (Switzerland)                40,000              1,867,500
 Minnesota Mining & Manufacturing Co. ............                27,000              2,608,875
                                                                                  -------------
                                                                                     11,182,563
                                                                                  -------------
 RETAIL TRADE 5.1%
(a)Best Buy Co. Inc. .............................                31,000              1,555,813
 Home Depot Inc. .................................                33,000              1,419,000
 Target Corp. ....................................                65,000              1,795,625
 Wal-Mart Stores Inc. ............................               100,000              4,537,500
                                                                                  -------------
                                                                                      9,307,938
                                                                                  -------------
 TECHNOLOGY SERVICES 9.6%
(a)America Online Inc. ...........................                45,000              2,269,350
(a)Art Technology Group Inc. .....................                22,000              1,380,500
 Automatic Data Processing Inc. ..................                38,000              2,481,875
(a)Check Point Software Technologies Ltd. (Israel)                 7,000              1,108,625
 Electronic Data Systems Corp. ...................                13,000                610,188
(a)Microsoft Corp. ...............................                68,000              4,683,500
(a)Oracle Corp. ..................................                46,000              1,518,000
(a)Quest Software Inc. ...........................                16,000                699,000
(a)VERITAS Software Corp. ........................                16,000              2,256,250
(a)Yahoo! Inc. ...................................                12,000                703,500
                                                                                  -------------
                                                                                     17,710,788
                                                                                  -------------
 TRANSPORTATION .3%
 United Parcel Service Inc., B ...................                 9,500                577,125
                                                                                  -------------
 UTILITIES 2.0%
 Duke Energy Corp. ...............................                25,000              2,160,938
(a)Southern Energy Inc. ..........................                57,500              1,566,876
                                                                                  -------------
                                                                                      3,727,814
                                                                                  -------------
 TOTAL COMMON STOCKS (COST $150,734,415) .........                                  171,300,367
                                                                                  -------------
 SHORT TERM INVESTMENTS 8.6%
(b)Franklin Institutional Fiduciary Trust Money
      Market Portfolio (COST $15,720,952) ........            15,720,952             15,720,952
                                                                                  -------------
 TOTAL INVESTMENTS (COST $166,455,367) 101.8% ....                                  187,021,319
 OTHER ASSETS, LESS LIABILITIES (1.8%) ...........                                   (3,302,633)
                                                                                  -------------
 NET ASSETS 100.0% ...............................                                $ 183,718,686
                                                                                  =============

(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)

Assets:
 Investments in securities:
   Cost .................................................         $166,455,367
                                                                  ============
   Value ................................................          187,021,319
 Receivables:
   Investment securities sold ...........................            1,019,966
   Capital shares sold ..................................              852,840
   Dividends ............................................               71,437
                                                                  ------------
     Total assets .......................................          188,965,562
                                                                  ------------
Liabilities:
 Payables:
   Investment securities purchased ......................            4,731,342
   Capital shares redeemed ..............................              242,805
   Affiliates ...........................................              231,614
   Shareholders .........................................               25,526
 Other liabilities ......................................               15,589
                                                                  ------------
     Total liabilities ..................................            5,246,876
                                                                  ------------
       Net assets, at value .............................         $183,718,686
                                                                  ============
Net assets consist of:
 Undistributed net investment income ....................         $     50,268
 Net unrealized appreciation ............................           20,565,941
 Accumulated net realized gain ..........................            5,883,119
 Capital shares .........................................          157,219,358
                                                                  ------------
       Net assets, at value .............................         $183,718,686
                                                                  ============

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000 (UNAUDITED)

CLASS A:
 Net assets, at value ................................................         $163,906,326
                                                                               ============
 Shares outstanding ..................................................            9,174,326
                                                                               ============
 Net asset value per share(a) ........................................         $      17.87
                                                                               ============
 Maximum offering price per share (net asset value per share / 94.25%)         $      18.96
                                                                               ============
CLASS B:
 Net assets, at value ................................................         $  7,369,068
                                                                               ============
 Shares outstanding ..................................................              414,860
                                                                               ============
 Net asset value and maximum offering price per share(a) .............         $      17.76
                                                                               ============
CLASS C:
 Net assets, at value ................................................         $ 12,443,292
                                                                               ============
 Shares outstanding ..................................................              698,334
                                                                               ============
 Net asset value per share(a) ........................................         $      17.82
                                                                               ============
 Maximum offering price per share (net asset value per share / 99%) ..         $      18.00
                                                                               ============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)

Investment Income:
(net of foreign taxes of $9,798)
 Dividends ............................................................         $ 1,137,117
                                                                                -----------
Expenses:
 Management fees (Note 3) .............................................             608,189
 Distribution fees (Note 3)
  Class A .............................................................             261,135
  Class B .............................................................              23,207
  Class C .............................................................              38,710
 Transfer agent fees (Note 3) .........................................             151,235
 Custodian fees .......................................................               2,159
 Reports to shareholders ..............................................              16,596
 Registration and filing fees .........................................              52,205
 Professional fees (Note 3) ...........................................               8,386
 Trustees' fees and expenses ..........................................                 741
 Other ................................................................               1,139
                                                                                -----------
      Total expenses ..................................................           1,163,702
      Expenses waived/paid by affiliate (Note 3) ......................             (76,853)
                                                                                -----------
        Net expenses ..................................................           1,086,849
                                                                                -----------
        Net investment income .........................................              50,268
                                                                                -----------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments .........................................................           1,467,991
  Foreign currency transactions .......................................               8,101
                                                                                -----------
        Net realized gain .............................................           1,476,092
 Net unrealized depreciation on:
  Investments .........................................................          (2,078,324)
  Translation of assets and liabilities denominated in foreign
   currencies                                                                            (2)
                                                                                -----------
        Net unrealized depreciation ...................................          (2,078,326)
                                                                                -----------
Net realized and unrealized loss ......................................            (602,234)
                                                                                -----------
Net decrease in net assets resulting from operations ..................         $  (551,966)
                                                                                ===========


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000

                                                                                       SIX MONTHS              YEAR
                                                                                         ENDED                 ENDED
                                                                                     OCTOBER 31, 2000      APRIL 30, 2000
                                                                                     ----------------      --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................................................       $    50,268          $    (8,592)
  Net realized gain from investments and foreign currency transactions .........         1,476,092            5,781,102
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ....................        (2,078,326)          16,361,296
                                                                                       --------------------------------
     Net increase (decrease) in net assets resulting from operations ..............       (551,966)          22,133,806
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................................................                --              (72,881)
  Net realized gains:
   Class A .....................................................................                --           (2,438,788)
                                                                                       --------------------------------
 Total distributions to shareholders .........................................                  --           (2,511,669)
 Capital share transactions: (Note 2)
   Class A .....................................................................        23,671,809           66,352,802
   Class B .....................................................................         5,387,890            1,974,823
   Class C .....................................................................         8,891,956            3,488,770
                                                                                       --------------------------------
 Total capital share transactions ............................................          37,951,655           71,816,395
     Net increase in net assets ...................................................     37,399,689           91,438,532
Net assets:
 Beginning of period .........................................................         146,318,997           54,880,465
                                                                                       --------------------------------
 End of period ...............................................................         $183,718,686        $146,318,997
                                                                                       ================================
Undistributed net investment income included in net assets:
 End of period ...............................................................         $     50,268         $        --
                                                                                       ================================


                        See notes to financial statements

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Blue Chip Fund (the Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. INCOME TAXES:

No provision has been made for income taxes because the fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.
16

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:(CONT.)

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B, and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                         YEAR ENDED
                                                               OCTOBER 31, 2000                        APRIL 30, 2000(a)
                                                               ----------------                        -----------------
                                                           SHARES              AMOUNT              SHARES             AMOUNT
                                                           ------              ------              ------             ------
CLASS A SHARES:
 Shares sold ..................................          2,186,873       $  39,291,573           7,203,769       $ 118,228,802
 Shares issued in reinvestment of distributions                 --                  --             139,795           2,257,678
 Share redeemed ...............................           (872,335)        (15,619,764)         (3,292,887)        (54,133,678)
                                                         ---------       -------------          ----------       -------------
 Net increase .................................          1,314,538       $  23,671,809           4,050,677       $  66,352,802
                                                         =========       =============          ==========       =============
CLASS B SHARES:
 Shares sold ..................................            321,313       $   5,746,199             115,371       $   2,009,719
 Share redeemed ...............................            (19,843)           (358,309)             (1,981)            (34,896)
                                                         ---------       -------------          ----------       -------------
 Net increase .................................            301,470       $   5,387,890             113,390       $   1,974,823
                                                         =========       =============          ==========       =============
CLASS C SHARES:
 Shares sold ..................................            517,810       $   9,268,142             206,454       $   3,577,185
 Share redeemed ...............................            (20,967)           (376,186)             (4,963)            (88,415)
                                                         ---------       -------------          ----------       -------------
 Net increase .................................            496,843       $   8,891,956             201,491       $   3,488,770
                                                         =========       =============          ==========       =============

(a) For the period February 1, 2000 (effective date) to April 30, 2000 for Class B and Class C.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                            AFFILIATION
---------------------------------------------------------------------------------------------
        Franklin Templeton Services, Inc. (FT Services)                  Administration manager
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal Underwriter
        Franklin/Templeton Investor Services, Inc.
           (Investor Services)                                           Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE           DAILY NET ASSETS
        --------           ----------------
          .750%             First $500 million
          .625%             Over $500 million, up to and including $1 billion
          .500%             Over $1 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statements of Operations.

The Fund reimburses Distributors up to .35%, 1.00%, and 1.00% per year of the average net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $197,324 and $8,650, respectively.

The Fund paid transfer agent fees of $151,235 of which $134,033 was paid to Investors Services.

Included in professional fees are legal fees of $462 that were paid to a law firm in which a partner of that firm was an officer of the Fund.


4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.
18

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)


4. INCOME TAXES (CONT.)

At October 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $166,602,449 was as follows:

        Unrealized appreciation          $30,414,405

        Unrealized depreciation           (9,995,535)
                                         -----------
        Net unrealized appreciation      $20,418,870
                                         ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2000 aggregated $98,388,213 and $63,643,564, respectively.

                      This page intentionally left blank.

SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 2000.

A ROARING ECONOMY

The U.S. economy continued to grow vigorously during the period under review. Concerned that this rapid growth could lead to future inflation, the Federal Reserve Board (the Fed) raised short-term interest rates in May. Energy prices soared throughout the period, adversely affecting U.S. corporate profits, while the euro's free-fall hampered sales of American exports and cut into earnings of U.S. multinationals as they converted their European profits into dollars. A third-quarter slowing in the growth of annualized gross domestic product (GDP), and the Fed's decision to hold short-term rates steady at their June and August meetings, suggested that the economy might be slowing to a more sustainable pace.

A ROLLERCOASTER MARKET

Illustrating the precept that Main Street and Wall Street are not always one and the same, U.S. equity markets experienced severe volatility from May through October. For example, the blue chips of the Dow Jones(R) Industrial Average


CONTENTS


Shareholder Letter ......       1

Fund Reports

 Franklin Biotechnology
 Discovery Fund .........       4

 Franklin Global
 Communications Fund ....       9

 Franklin Global
 Health Care Fund .......      16

 Franklin Natural
 Resources Fund .........      24

 Franklin
 Technology Fund ........      30

Financial Highlights &
Statements of Investments      36

Financial Statements ....      63

Notes to
Financial Statements ....      72

(DJIA(TM)), which opened the period at 10733.91 and closed it at 10971.14, dropped 404 points during the week ended October 13 but proceeded to gain 398 points by October 27. The tech-heavy Nasdaq Composite Index (Nasdaq(R)), which opened the period at 3860.66 and closed it at 3369.63, was even more turbulent. After losing 460 points in May, the index rallied throughout most of the summer, only to plummet 303 points in October. However, it turned in near-record positive performance on October 19 when it gained 7.79%. The Standard and Poor's 500(R) (S&P 500(R)) Composite Index, a broader market measure that fell 1.03% during the period, was only slightly less volatile.(1)

SURVIVING THE SEESAW

While fluctuation such as this can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to exercise patience, consult with your investment representative, and focus on your long-term objectives rather than on short-term market cycles.


1. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00). The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies.

One way to help minimize the impact of market volatility on your portfolio is to diversify your investments. Each of the Funds included in this report offers individual investors a level of diversification that would be almost impossible for them to achieve on their own. Although each Fund has a distinct investment goal, all of Franklin Templeton's management teams are dedicated to providing shareholders with a careful selection of securities, diversification and constant professional supervision. For specific information about each Fund, please refer to the Fund reports following this letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

                        [FUND CATEGORY PYRAMID GRAPHIC]

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

Your Fund's Goal: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.


We are pleased to bring you this semiannual report of Franklin Biotechnology Discovery Fund, which covers the six months ended October 31, 2000 -- an extremely volatile period for the U.S. stock market, especially the technology sector. But biotechnology stocks generally delivered strong returns largely due to sound fundamentals in the biotechnology and health care markets. Within this environment, Franklin Biotechnology Discovery Fund - Class A produced a +38.54% six-month cumulative total return, as shown in the Performance Summary on page 8, compared to the Fund's benchmarks, the Standard and Poor's 500 Composite Index and the Amex Biotechnology Index, which returned -1.03% and 50.65%, respectively, during the same time.(1)

One factor contributing to the strength of the biotechnology sector was the progress made on the Human Genome Project, a



1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies. The Amex Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 37.

government-sponsored project dedicated to the identification of all the genes in the human genome. PE-Celera, a private sector company pursuing the same goal, announced it had completed a rough draft of the human genome. Made in conjunction with the government-sponsored effort, this announcement sent many biotechnology stocks soaring because such a collaboration might accelerate the time-to-market for future gene-based, disease-preventing therapies.

Fundamentals of many biotech companies remained strong during the six months under review, and core holdings Amgen, Genentech and Abgenix posted impressive results. COR Therapeutics, another large Fund holding, also performed well. Clinical data demonstrated a reduced mortality rate associated with the use of Integrilin(R), the company's lead drug used to treat cardiovascular conditions, and it gained market share against competing therapies.

To help us more easily identify potential stock ideas, we increased our communication with leading clinicians and researchers in the medical arena. We believe their education and experience give us valuable perspective on potential and existing therapies. Many of them can provide not only academic insights into the toxicity, efficacy and feasibility of different treatment regimens, but also practical viewpoints of administration and reimbursement.

We believe the biotechnology sector is poised to benefit from the increasing number of new products coming out of the pipeline, as well as the aging of the country's population. Our goal, as always, is to provide superior returns to our shareholders. Consistent with that goal, we have closed the Fund to new investors (except retirement accounts) in order to preserve the Fund's liquidity and focus on long-term investments. Looking forward, we will continue to pursue investments in promising


PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets
10/31/00

[PIE CHART]

Biotechnology                                  69.2%

Medical Specialties                            13.9%

Other Pharmaceuticals                           8.4%

Electronic Equipment/Instruments                3.5%

Other                                           1.8%

Short-Term Investments & Other Net Assets       3.2%

TOP 10 HOLDINGS
Franklin Biotechnology
Discovery Fund
10/31/00

COMPANY                              % OF TOTAL
SECTOR                               NET ASSETS
Abgenix Inc.                            5.0%
Biotechnology

Amgen Inc.                              4.8%
Biotechnology

COR Therapeutics Inc.                   4.7%
Biotechnology

IDEC Pharmaceuticals Corp.              4.1%
Biotechnology

Genentech Inc.                          3.9%
Biotechnology

Inhale Therapeutic
Systems Inc.                            3.8%
Medical Specialties

Invitrogen Corp.                        3.7%
Biotechnology

MedImmune Inc.                          3.6%
Biotechnology

PE Corp. PE Biosystems Group            3.3%
Medical Specialties

Alexion Pharmaceuticals Inc.            3.3%
Biotechnology


companies with new technologies we feel are attractively valued in the market.

Having said this, we believe it is important to sound a note of caution. It is unlikely the new economy will escape all the business cycle rules and price/earnings ratio considerations that generally govern shares prices. Thus, investors should not have unrealistic expectations that the ongoing performance of this, or any, fund will deliver results like those of this reporting period. Many biotechnology companies are a long way from earnings that would sustain current share prices, and we may see some corrections. In addition, some companies that appear promising today may be eclipsed by even newer, more cutting-edge competitors. We are very proud of the Fund performance during the past six months. Although we would love to bring you similar news in the future, we cannot promise that this will be possible.

Thank you for your investment in Franklin Biotechnology Discovery Fund. We welcome your comments and look forward to servicing your investment needs in the years to come.

/s/ Kurt von Emster
Kurt von Emster


/s/ Evan McCulloch
Evan McCulloch


/s/ Paul Walker
Paul Walker

Portfolio Management Team
Franklin Biotechnology Discovery Fund

EVAN MCCULLOCH assumed primary portfolio management responsibilities for Franklin Biotechnology Discovery Fund in October 2000. He specializes in research analysis of the health care industry, including pharmaceuticals, health care information systems/Internet and health care providers. Mr. McCulloch received a bachelor's degree in economics from the University of California at Berkeley. He is also a Chartered Financial Analyst (CFA) and a member of the Association for Investment Management and Research (AIMR) and the Security Analysts of San Francisco (SASF).

PAUL WALKER is an assistant portfolio manager for Franklin Biotechnology Discovery Fund. He specializes in equity research analysis of the health care services and biotechnology industries. Mr. Walker received a bachelor of science degree in biochemistry and cell biology from the University of California at San Diego, and he is a CFA.



This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further outlined in the Fund's prospectus.

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

Past expense reductions by the Fund's manager increased the Fund's total return.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS A
Six-Month Total Return     +38.54%
Net Asset Value (NAV)      $83.72 (10/31/00)   $60.43 (4/30/00)
Change in NAV              +$23.29


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                             INCEPTION
CLASS A                               1-YEAR      3-YEAR     (9/15/97)
Cumulative Total Return (1)           +199.88%   +256.71%    +279.26%
Average Annual Total Return (2)       +182.65%   +49.81%     +52.02%
Value of $10,000 Investment (3)       $18,265    $23,622     $25,739

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

[FUND CATEGORY PYRAMID GRAPHIC]

FRANKLIN GLOBAL
COMMUNICATIONS FUND

Your Fund's Goal: Franklin Global Communications Fund seeks capital appreciation and current income by investing in equity securities of companies that are primarily engaged in providing communications services and communications equipment.


This semiannual report for Franklin Global Communications Fund covers the six-month period ended October 31, 2000. During this time, interest rates rose in most countries, inflation generally remained subdued and most global economies produced strong gains in terms of gross domestic product. However, the world's equity markets were generally weak during the six-month period, with most major indexes declining after having already priced in the good economic news earlier in 1999 and first quarter 2000.

The growth stock segment of the market, led by telecommunications, technology and media companies, suffered significant corrections. Communication stocks were exceptionally hard hit by a series of declines, as evidenced by the -29.90% six-month return in the Nasdaq Telecommunications Index compared to a -12.31% return for the broader Nasdaq


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 43.

TOP 10 EQUITY HOLDINGS
Franklin Global
Communications Fund
10/31/00

COMPANY                              %OF TOTAL
SECTOR                               NET ASSETS
BellSouth Corp.                         3.3%
Major Telecommunications

Corning Inc.                            3.3%
Telecommunications
Equipment

Vodafone Group PLC, ADR                 2.5%
Wireless Communications

CIENA Corp.                             2.5%
Telecommunications
Equipment

SBC Communications Inc.                 2.4%
Major Telecommunications

Time Warner Telecom Inc., A             2.4%
Specialty Telecommunications

VoiceStream Wireless Corp.              2.4%
Wireless Communications

Motorola Inc.                           2.2%
Telecommunications
Equipment

Leap Wireless International Inc.        2.2%
Wireless Communications

Worldcom Inc.                           2.0%
Major Telecommunications

Composite Index.(1) The fallout from these declines created a global ripple effect, causing many investors to become cautious about extraordinarily high price-to-earnings ratios and a string of corporate earnings warnings released by some of the key participants within the "new economy." Although both "new economy" and traditional "old economy" companies continued to invest heavily in cutting-edge communications equipment and services, communications stocks fell in tandem with the tech-heavy Nasdaq despite evidence of strong earnings. In our opinion, this situation was not too surprising. Ballooning valuations often need to be reduced after sustained periods of strong performance and widespread momentum-style investing such as we've seen recently. The telecommunications sector, which includes most of the Fund's holdings, witnessed a particularly protracted decline since it had been outperforming the general market for a long time amid considerable investor enthusiasm.

Within this challenging environment, Franklin Global Communications Fund - Class A produced a -11.96% six-month cumulative total return as shown in the Performance Summary on page 14. During the same time, the broader Standard & Poor's 500 (S&P 500) Composite Index returned -1.03%.(2)


1. Source: Standard & Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).

2. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

Throughout the reporting period, we continued to strive for broad diversification across many different types of communications services and equipment companies while searching for stocks that we believed held excellent long-term potential. We generally evaluate potential investments based on the fundamentals of each individual company and the regulatory and economic environment in which it operates. While we want to own industry leaders, we also invest in smaller and emerging companies with new products and technologies. In addition to researching individual companies, we consider investment themes we feel may positively impact the industry and individual companies. In our opinion, this second layer of analysis helps position the Fund for strong future growth.

Adhering to these strategies, we added both cable and cable services issues to the Fund's portfolio. Until this reporting period, cable stocks were not held in significant amounts because of record-high valuations that we did not consider compelling. But these issues endured severe declines during the spring and summer, depressing stock prices we had previously deemed too expensive. In our assessment, such widespread selling tended to indiscriminately punish good


PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets
10/31/00

Major Telecommunications                       20.3%

Telecommunications Equipment                   19.4%

Wireless Communications                        14.3%

Specialty Telecommunications                   12.2%

Semiconductors                                  6.5%

Computer Communications                         5.3%

Electronic Equipment/Instruments                3.3%

Cable/Satellite TV                              2.9%

Broadcasting                                    2.3%

Computer Peripherals                            1.3%

Other Sectors                                   2.6%

Short-Term Investments & Other Net Assets       9.6%

companies with the bad, allowing us the opportunity to buy quality companies such as Comcast, Charter Communications, NTL and Scientific-Atlanta at relative bargains. We also continued to invest heavily in wireless services stocks such as VoiceStream Wireless, based on our belief that strong acceptance of wireless technology, both domestically and abroad, will continue to bode well for companies involved in cellular phone and wireline infrastructure manufacturing and services.

Looking forward, we remain optimistic about the fundamentals of the communications sector, despite recent gyrations in the market. Internet growth continues to weigh heavily on the expansion of data networks. We believe this trend will continue as the number of users and the complexity of the information they send and retrieve increases, possibly benefiting network services and equipment providers. We are confident about the increasingly important role communications products and services play in the lives of both businesses and individuals, and plan to keep investing in what we assess as quality companies that will benefit from this trend.

Thank you for investing in Franklin Global Communications Fund. We welcome your questions and comments, and look forward to serving you in the future.

/s/ Alex W. Peters

Alex W. Peters
Portfolio Manager
Franklin Global Communications Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN GLOBAL
COMMUNICATIONS FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total return.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return     -11.96%
Net Asset Value (NAV)      $17.59 (10/31/00)   $19.98 (4/30/00)
Change in NAV              -$2.39


CLASS B
Six-Month Total Return     -12.28%
Net Asset Value (NAV)      $17.36 (10/31/00)   $19.79 (4/30/00)
Change in NAV              -$2.43


CLASS C
Six-Month Total Return     -12.28%
Net Asset Value (NAV)      $17.36 (10/31/00)   $19.79 (4/30/00)
Change in NAV              -$2.43

Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                           INCEPTION
CLASS A                               1-YEAR     5-YEAR    (7/2/92)
Cumulative Total Return(1)            +21.77%   +129.37%   +244.29%
Average Annual Total Return(2)        +14.79%    +16.67%    +15.34%
Value of $10,000 Investment(3)        $11,479    $21,613    $32,449

                                                           INCEPTION
CLASS B                                          1-YEAR    (1/1/99)
Cumulative Total Return(1)                       +20.94%    +35.62%
Average Annual Total Return(2)                   +16.94%    +17.02%
Value of $10,000 Investment(3)                   $11,694    $13,162

                                                           INCEPTION
CLASS C                               1-YEAR     5-YEAR    (5/1/95)
Cumulative Total Return(1)            +20.92%   +121.72%   +146.09%
Average Annual Total Return(2)        +18.70%    +17.03%    +17.86%
Value of $10,000 Investment(3)        $11,870    $21,955    $24,368


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN GLOBAL HEALTH CARE FUND


[FUND CATEGORY PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in equity securities of health care companies, including small capitalization companies, located throughout the world.
--------------------------------------------------------------------------------


This semiannual report for Franklin Global Health Care Fund covers the six months ended October 31, 2000. We are pleased to report that during this time the Fund's Class A shares produced a +38.74% cumulative total return, as shown in the Performance Summary on page 22. During the same time, the S&P(R) Healthcare Index provided a 17.10% return, the Nasdaq Composite declined 12.31% and the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Composite Index, fell 1.03%.(1)




1. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. The index is market-value weighted and includes over 4,800 companies (as of 10/31/00). The S&P Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 49.

Many factors contributed to the Fund's strong performance during the reporting period. First, even though the economy decelerated throughout 2000 and other companies experienced earnings disappointments, health care companies benefited from stable demand trends and continued to meet or exceed earnings forecasts. Second, the completion of the Human Genome Project generated renewed excitement in biotechnology stocks. Third, following their underperformance relative to other sectors in 1999, health care companies with real earnings and solid business models came back into favor, as many Internet stocks crashed in March and April.

Although the Fund has the ability to invest in equity securities of health care companies around the world, we concentrated most of our investments in the U.S. during the reporting period. The domestic market grew faster than most foreign markets, and we felt that foreign health care valuations were too high to justify their lower earnings growth rates.

Our largest sector for most of the period was biotechnology, which represented over a fifth of the Fund's total net assets on October 31, 2000. Believing that this sector was entering a period of explosive growth, we concentrated on companies

GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/00

[PIE CHART]

U.S.                   89.9%

U.K.                    2.5%

Switzerland             2.2%

Canada                  1.5%

Other Countries         0.4%

Short-Term
Investments &
Other Net Assets        3.5%

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/00

[BAR CHART]

Biotechnology                      22.4%

Major Pharmaceuticals              22.1%

Medical Specialties                21.8%

Hospital/Nursing Management        10.7%

Generic Pharmaceuticals             6.1%

Managed Health Care                 5.2%

Other Pharmaceuticals               3.0%

Services to the Health Industry     1.9%

Electronic Equipment/Instruments    1.8%

Medical/Nursing Services            0.7%

Drug Store Chains                   0.1%

Other Sectors                       0.7%

Short-Term Investments &
Other Net Assets                    3.5%


with products already on the market or in late-stage clinical trials. We believe core holdings Genentech and Amgen possess well-established products, strong management, developed marketing efforts and rich new product pipelines. We also favor COR Therapeutics because of its cardiovascular drug Integrilin. This drug has been on the market for two years, but recent clinical data demonstrating a reduced mortality rate among its users has added to Integrilin's already strong growth potential.

Compared to large pharmaceutical companies, which can spread risk over many products, many biotechnology companies depend on a single drug, often one that's not even on the market. As we increased our biotechnology sector weighting, we attempted to minimize this risk by creating a Scientific Advisory Board of physician thought-leaders and researchers and by expanding our base of practicing physician consultants. The former should bring us closer to cutting-edge academic research; the latter relies on practicing physicians to provide a practical viewpoint of current treatment regimens.

Looking forward, we will continue our efforts to seize upon the investment opportunities which present themselves in the health care sector in a timely and disciplined fashion, providing our shareholders with unique opportunities to invest in today's newest and fastest growing health care companies. We believe robust biotechnology stock performance, government progress toward providing senior citizens with a Medicare prescription drug benefit and health care companies' stable demand trends amid potential broader equity market volatility should benefit health care stocks in general, and Franklin Global Health Care Fund in particular.

Having said this, we also believe it's important to sound a note of caution. Investors should be aware that the Fund is unlikely to deliver returns like those of this past year. In any given year, we may see some corrections. In addition, health care and biotechnology companies that appear promising today may be eclipsed by even newer, more cutting-edge competitors. We're very proud of the Fund's performance during the past year and, although we would like to bring you similar news next year, we cannot promise that this will be possible.


TOP 10 HOLDINGS
Franklin Global Health Care Fund
10/31/00

COMPANY                         % OF TOTAL
SECTOR, COUNTRY                 NET ASSETS
------------------------------------------
Pfizer Inc.                           4.2%
Major Pharmaceuticals, U.S.

Bristol-Myers Squibb Co.              4.1%
Major Pharmaceuticals, U.S.

Abbott Laboratories                   3.8%
Major Pharmaceuticals, U.S.

Schering-Plough Corp.                 3.6%
Major Pharmaceuticals, U.S.

Watson Pharmaceuticals Inc.           3.4%
Generic Pharmaceuticals, U.S.

Genentech Inc.                        3.3%
Biotechnology, U.S.

American Home Products Corp.          3.3%
Major Pharmaceuticals, U.S.

COR Therapeutics Inc.                 3.2%
Biotechnology, U.S.

Alpharma Inc., A                      2.7%
Generic Pharmaceuticals, U.S.

CIGNA Corp.                           2.7%
Managed Health Care, U.S.

Thank you for your participation in the Fund. We welcome your comments and suggestions, and look forward to servicing your investment needs in the years to come.


Sincerely,

/s/ Kurt von Emster

Kurt von Emster


/s/ Jason R. Nunn

Jason R. Nunn


/s/ Evan McCulloch

Evan McCulloch

Portfolio Management Team
Franklin Global Health Care Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the Fund's prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JASON (JAKE) NUNN is a portfolio manager and research analyst for Franklin Advisers, Inc., and will assume lead responsibility for the Fund's investments going forward. He specializes in research analysis of the medical technology sector.

Prior to joining Franklin Templeton Investments, Mr. Nunn worked in corporate finance for Alex. Brown & Sons and as a financial analyst for GE Industrial Power Systems. He received an MBA from Stanford Graduate School of Business and a bachelor of arts degree in economics from Dartmouth College.

EVAN MCCULLOCH became an assistant portfolio manager for Franklin Global Health Care Fund in July 1995 and co-manager in May 1998. A vice president, he specializes in research analysis of the health care industry; including pharmaceuticals, health care information systems/Internet and health care providers.

Mr. McCulloch received a bachelor's degree in economics from the University of California at Berkeley. He is also a Chartered Financial Analyst (CFA) and a member of the Association for Investment Management and Research (AIMR) and the Security Analysts of San Francisco (SASF).
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
HEALTH CARE FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------





PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return     +38.74%
Net Asset Value (NAV)      $28.15 (10/31/00)    $20.29 (4/30/00)
Change in NAV              +$7.86

CLASS B
Six-Month Total Return     +38.13%
Net Asset Value (NAV)      $27.75 (10/31/00)    $20.09 (4/30/00)
Change in NAV              +$7.66

CLASS C
Six-Month Total Return     +38.21%
Net Asset Value (NAV)      $27.49 (10/31/00)    $19.89 (4/30/00)
Change in NAV              +$7.60







22            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                           INCEPTION
CLASS A                               1-YEAR     5-YEAR    (2/14/92)
---------------------------------------------------------------------
Cumulative Total Return(1)           +107.92%   +132.73%    +284.35%

Average Annual Total Return(2)       + 96.03%   + 17.01%    + 16.09%

Value of $10,000 Investment(3)       $19,603    $21,937     $36,225

                                                            INCEPTION
CLASS B                                          1-YEAR     (1/1/99)
---------------------------------------------------------------------
Cumulative Total Return(1)                      +106.25%    + 69.30%

Average Annual Total Return(2)                  +102.25%    + 33.31%

Value of $10,000 Investment(3)                  $20,225     $16,530

                                                            INCEPTION
CLASS C                               1-YEAR     3-YEAR     (9/3/96)
---------------------------------------------------------------------
Cumulative Total Return(1)           +106.23%   + 38.08%    + 79.12%

Average Annual Total Return(2)       +103.17%   + 10.99%    + 15.09%

Value of $10,000 Investment(3)       $20,317    $13,672     $17,728


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.






For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.                           23

FRANKLIN NATURAL RESOURCES FUND

[FUND CATEGORY PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Natural Resources Fund seeks high total return by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------


We are pleased to bring you this semiannual report of Franklin Natural Resources Fund for the six months ended October 31, 2000. During this time, oil and gas prices rose, contributing to strong cash flow growth rates for many energy companies and solid performance by many energy-related stocks. Natural gas-related stocks performed especially well, but investor concerns about moderating economic growth, both in the U.S. and on a global basis, hurt most non-energy cyclical stocks during the period.

Within this environment, Franklin Natural Resources Fund - Class A posted a +4.96% six-month cumulative total return,






















The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 54.

as shown in the Performance Summary on page 28. The Standard & Poor's 500 (S&P
500) Composite Index, the Fund's benchmark, delivered -1.03% over the same period.(1)

During the six months under review, the Fund benefited from its heavy concentration of natural gas-related equities. Our holdings in EOG Resources and Chesapeake Energy increased in value 58.29% and 50.00%, respectively, and contributed significantly to the Fund's performance. Also contributing to the Fund's performance was Exxon Mobil, a new addition to the Fund's top 10 holdings. The world's largest integrated oil company, Exxon Mobil has significant cash flow growth and an improving balance sheet. The company announced the repurchase of over $1 billion of its stock and, in our opinion, should soon have the ability to repurchase several billion dollars more in stock. We believe the company could benefit significantly from synergies achieved by the merger between Exxon and Mobil in late 1999.

Looking forward, we are optimistic about long-term prospects for natural resources companies and for Franklin Natural Resources Fund. We believe that the Fund is well-positioned with investments in companies having superior management teams and advantageous relative market positions. In our opinion, oil prices may remain at current,


PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/00

[PIE CHART]

Energy Minerals                 36.9%

Industrial Services             27.6%

Process Industries              14.3%

Non-Energy Minerals              8.0%

Utilities                        1.9%

Finance                          1.7%

Producer Manufacturing           1.2%

Short-Term Investments &
Other Net Assets                 8.4%




1. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/00

[BAR GRAPH]

U.S.                        74.8%

Canada                       6.6%

Europe                       3.6%

Asia                         3.5%

Latin America                1.7%

Africa                       1.4%

Short-Term Investments &
Other Net Assets             8.4%


high levels through the winter due to low product inventories and tension in the Middle East. However, our investment thesis is predicated on an oil price in the low $20 range that could lead to a lengthened oil cycle while still generating significant cash flow for energy-related companies.

We are still optimistic about the prospects for natural gas. Although a high level of drilling resulted in increased supply, we feel this new supply may be insufficient to offset the expected increase in demand from new power generation facilities seeking to use cleaner fuels. However, it is important to remember that investing in the Fund involves the special risks of a non-diversified, sector fund, as well as the currency volatility and social, political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

TOP 10 HOLDINGS
Franklin Natural Resources Fund
10/31/00

COMPANY                            % OF TOTAL
SECTOR, COUNTRY                    NET ASSETS
---------------------------------------------

Conoco Inc., B                           4.1%
Energy Minerals, U.S.

Exxon Mobil Corp.                        4.0%
Energy Minerals, U.S.

Devon Energy Corp.                       2.8%
Energy Minerals, U.S.

EOG Resources Inc.                       2.5%
Energy Minerals, U.S.

Weatherford International Inc.           2.5%
Industrial Services, U.S.

Bowater Inc.                             2.4%
Process Industries, U.S.

Transocean Sedco Forex Inc.              2.3%
Industrial Services, U.S.

Grey Wolf Inc.                           2.3%
Industrial Services, U.S.

Chesapeake Energy Corp.                  2.2%
Energy Minerals, U.S.

Enron Corp.                              2.2%
Industrial Services, U.S.


Thank you for your participation in Franklin Natural Resources Fund. We appreciate your support, welcome your comments or suggestions, and look forward to serving your investment needs in the future.


/s/ Michael R. Ward

Michael R. Ward


/s/ Stephen M. Land

Stephen M. Land

Portfolio Management Team
Franklin Natural Resources Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NATURAL
RESOURCES FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/00
Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return     + 4.96%
Net Asset Value (NAV)      $16.52 (10/31/00)  $15.74 (4/30/00)
Change in NAV              +$0.78

ADVISOR CLASS
Six-Month Total Return     + 5.11%
Net Asset Value (NAV)      $17.07 (10/31/00)  $16.24 (4/30/00)
Change in NAV              +$0.83




28            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00


                                                            INCEPTION
CLASS A                                1-YEAR     5-YEAR    (6/5/95)
---------------------------------------------------------------------
Cumulative Total Return(1)            + 29.63%   + 95.58%   +101.25%

Average Annual Total Return(2)        + 22.21%   + 13.01%   + 12.79%

Value of $10,000 Investment(3)        $12,221    $18,430    $18,968

                                                            INCEPTION
ADVISOR CLASS(4)                       1-YEAR     5-YEAR    (6/5/95)
---------------------------------------------------------------------
Cumulative Total Return(1)            + 30.04%   +106.16%   +112.14%

Average Annual Total Return(2)        + 30.04%   + 15.57%   + 15.18%

Value of $10,000 Investment(3)        $13,004    $20,616    $21,214


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.20% and +8.80%.





For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN TECHNOLOGY FUND


[FUND CATEGORY PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Technology Fund seeks capital appreciation by investing at least 65% of its total assets in equity securities of companies expected to benefit from the development, advancement, and use of technology.
--------------------------------------------------------------------------------

We are pleased to bring you this inaugural semiannual report for Franklin Technology Fund, which covers the six months ended October 31, 2000. During the first part of the period, the U.S. economy grew at a blistering pace. However, due to higher oil prices and Federal Reserve Board interest rate hikes, it showed signs of slowing by period's end. Nevertheless, consumer spending remained relatively strong, unemployment neared 30-year lows, and technology continued to drive historically high productivity gains. Despite volatility for equity markets in general and technology stocks in particular, the Fund performed relatively well, and its Class A shares posted a +7.50% six-month cumulative total return, as shown in the Performance Summary on page 34. In comparison, the technology-heavy Nasdaq Composite Index fell 12.31% over the same period.(1)




1. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted and includes over 4,800 companies (as of 10/31/00). The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 61.

Several factors, including euro currency weakness, seasonal difficulties in some technology subsectors, profit warnings from a number of technology companies and the threat of an overall technology spending slowdown contributed to technology stocks' general decline during the period. Intel, Lucent, Apple and Xerox, among others, issued sales or earnings warnings, which were primarily related to company-specific issues. And, seasonal weakness in personal computer sales negatively impacted performance for some hardware companies. Also, the transition from explosive "dot-com" spending to longer sales cycles and bigger projects sent fear through the Internet software and services group. While this transition hampered information technology stocks during the reporting period, we believe it should lead to healthier, more sustainable growth for the market leaders over time.

Amid widespread technology sector turbulence, SDL Inc. and EMC Corp., two of the Fund's largest holdings, reported earnings well ahead of expectations. Both of these stocks' earnings reports were met by positive investor reaction. Viewing the technology market's volatility as an opportunity to purchase shares of high quality, rapidly growing companies, we added to positions in IBM, Genentech, EMC Corp., Applied Micro Circuits and Sun Microsystems during the period.



PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets
10/31/00

[PIE CHART]

Electronic Technology           59.8%

Technology Services             23.9%

Health Technology                8.7%

Commercial Services              2.4%

Industrial Services              0.7%

Producer Manufacturing           0.2%

Process Industries               0.1%

Short-Term Investments &
Other Net Assets                 4.2%

TOP 10 HOLDINGS
Franklin Technology Fund
Based on Total Net Assets
10/31/00

COMPANY                     % OF TOTAL
SECTOR                      NET ASSETS
--------------------------------------
SDL Inc.                          3.4%
Electronic Technology

Xilinx Inc.                       3.0%
Electronic Technology

EMC Corp.                         2.9%
Electronic Technology

Tektronix Inc.                    2.7%
Electronic Technology

Nortel Networks Corp.             2.5%
Electronic Technology

Concord EFS Inc.                  2.4%
Commercial Services

QLogic Corp.                      2.1%
Electronic Technology

Cobalt Networks Inc.              2.1%
Electronic Technology

Analog Devices Inc.               2.0%
Electronic Technology

Cisco Systems Inc.                2.0%
Electronic Technology


We're enthusiastic about long-term prospects for the technology sector in general and Franklin Technology Fund in particular. We expect corporate spending, electronic commerce, Internet traffic, new wireless devices, software applications and technology outsourcing to continue to grow substantially. Biotechnology advances and the digital information explosion also contribute to our optimism. Technology stocks may be subject to higher volatility than the broader market, but we believe their potential long-term returns compensate for their increased short-term volatility. Looking forward, we'll continue to apply our disciplined investment approach by targeting what we believe are existing and future leaders across all segments of the broader technology industry.

Thank you for your participation in Franklin Technology Fund. We appreciate your support, welcome your comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Ian Link

Ian Link


/s/ Robert R. Dean

Robert R. Dean

Portfolio Management Team
Franklin Technology Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TECHNOLOGY FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. After April 30, 2001, the manager and administrator may end this arrangement at any time.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return      +7.50%
Net Asset Value (NAV)       $10.75(10/31/00)     $10.00 (5/1/00)
Change in NAV               +$0.75

CLASS B
Six-Month Total Return      +7.20%
Net Asset Value (NAV)       $10.72(10/31/00)     $10.00 (5/1/00)
Change in NAV               +$0.72

CLASS C
Six-Month Total Return      +6.90%
Net Asset Value (NAV)       $10.69(10/31/00)     $10.00 (5/1/00)
Change in NAV               +$0.69

ADVISOR CLASS
Six-Month Total Return      +7.60%
Net Asset Value (NAV)       $10.76(10/31/00)     $10.00 (5/1/00)
Change in NAV               +$0.76



34            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                       INCEPTION
CLASS A                                                 (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                              +21.10%
Aggregate Total Return(2)                               +14.14%
Value of $10,000 Investment(3)                          $14,414


                                                       INCEPTION
CLASS B                                                 (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                              +20.80%
Aggregate Total Return(2)                               +16.80%
Value of $10,000 Investment(3)                          $11,680


                                                       INCEPTION
CLASS C                                                 (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                              +20.50%
Aggregate Total Return(2)                               +18.32%
Value of $10,000 Investment(3)                          $11,832


                                                       INCEPTION
ADVISOR CLASS                                           (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                              +21.10%
Aggregate Total Return(2)                               +21.10%
Value of $10,000 Investment(3)                          $12,110



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment since inception, including the maximum sales charge(s) for that class. Since the Fund has existed for less than one year, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


              Past performance does not guarantee future results.             35

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                               SIX MONTHS ENDED              YEAR ENDED APRIL 30,
                                                               OCTOBER 31, 2000      -----------------------------------
                                                                  (UNAUDITED)            2000         1999       1998(d)
                                                               ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................           $60.44          $23.41       $26.89     $25.00
                                                               ---------------------------------------------------------
Income from investment operations:
  Net investment loss(a) ...................................             (.13)           (.23)        (.10)      (.05)
  Net realized and unrealized gains (losses) ...............            23.41           37.32        (2.96)      1.99
                                                               ---------------------------------------------------------
Total from investment operations ...........................            23.28           37.09        (3.06)      1.94
                                                               ---------------------------------------------------------
Less distributions from net realized gains .................               --            (.06)        (.42)      (.05)
                                                               ---------------------------------------------------------
Net asset value, end of period .............................           $83.72          $60.44       $23.41     $26.89
                                                               =========================================================

Total return(b) ............................................           38.54%         158.78%     (11.46)%      7.78%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................       $1,587,809        $918,473      $69,450    $73,546
Ratios to average net assets:
  Expenses .................................................            1.00%(c)        1.13%        1.52%      1.50%(c)
  Expenses excluding waiver and payments by affiliate ......            1.00%(c)        1.13%        1.52%      1.61%(c)
  Net investment loss ......................................           (.34)%(c)       (.40)%       (.40)%     (.44)%(c)
Portfolio turnover rate ....................................           15.54%          40.87%       97.62%     75.50%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period September 15, 1997 (effective date) to April 30, 1998.


36                     See notes to financial statements.

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED)


    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                       COUNTRY               SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 95.8%
(a) BIOTECHNOLOGY 69.2%
    3 Dimensional Pharmaceutical Inc. ....................................   United States            165,000       $  3,939,375
    Abgenix Inc. .........................................................   United States          1,000,200         78,890,775
    Affymetrix Inc. ......................................................   United States            125,100          6,927,413
    Alexion Pharmaceuticals Inc. .........................................   United States            499,800         51,666,825
    Alkermes Inc. ........................................................   United States            478,800         17,745,525
    Amgen Inc. ...........................................................   United States          1,325,900         76,819,331
    Axys Pharmaceuticals Inc. ............................................   United States            950,000          5,225,000
    Biogen Inc. ..........................................................   United States            268,600         16,166,363
    Celera Genomics ......................................................   United States            260,000         17,550,000
    Cell Genesys Inc. ....................................................   United States            255,200          5,885,550
    Chiron Corp. .........................................................   United States            900,000         38,981,250
    Ciphergen Biosystems Inc. ............................................   United States             84,200          2,610,200
    COR Therapeutics Inc. ................................................   United States          1,325,000         74,862,500
    Coulter Pharmaceutical Inc. ..........................................   United States            176,200          6,750,663
    Cubist Pharmaceuticals Inc. ..........................................   United States            477,400         20,513,281
    Diversa Corp. ........................................................   United States            119,600          3,042,325
    Epoch Pharmaceuticals Inc. ...........................................   United States            100,000          1,037,500
    Exelixis Inc. ........................................................   United States            233,900          5,160,419
    Genentech Inc. .......................................................   United States            760,000         62,700,000
    Genmab A/S ...........................................................      Denmark               408,900         10,756,789
    Genomica Corp. .......................................................   United States            124,400          1,562,775
    Genzyme Corp. ........................................................   United States            500,000         35,500,000
    Gilead Sciences Inc. .................................................   United States            464,500         39,947,000
    IDEC Pharmaceuticals Corp. ...........................................   United States            333,600         65,427,300
    ILEX Oncology Inc. ...................................................   United States            475,800         17,247,750
    Illumina Inc. ........................................................   United States             16,800            546,000
    ImClone Systems Inc. .................................................   United States            299,800         16,395,313
    Immunex Corp. ........................................................   United States            800,000         34,050,000
    Immunomedics Inc. ....................................................   United States            637,500         14,742,188
    Incyte Genomics Inc. .................................................   United States            142,600          5,222,725
    Invitrogen Corp. .....................................................   United States            776,100         59,032,106
    Kosan Biosciences Inc. C .............................................   United States            449,000          6,763,063
(c) Kosan Biosciences Inc. C .............................................   United States          1,161,291         15,742,751
    Large Scale Biology Corp. ............................................   United States            262,200          4,867,088
    LifeCell Corp. .......................................................   United States            153,000            564,188
    Luminex Corp. ........................................................   United States            190,400          5,164,600
    Medarex Inc. .........................................................   United States            250,000         15,281,250
    Medicines Co. ........................................................   United States             98,500          2,967,313
    MedImmune Inc. .......................................................   United States            885,000         57,856,875
    MGI Pharma Inc. ......................................................   United States            650,300         18,208,400
    NPS Pharmaceuticals Inc. .............................................   United States            331,000         14,191,625
    Orchid Biosciences Inc. ..............................................   United States            850,000         17,371,875
    Progenics Pharmaceuticals Inc. .......................................   United States             82,800          2,038,950
    QLT PhotoTherapeutics Inc. ...........................................      Canada                190,000          9,449,531
    Sangstat Medical Corp. ...............................................   United States            325,000          3,250,000
    Sequenom Inc. ........................................................   United States            156,900          5,079,638
    SuperGen Inc. ........................................................   United States            617,000          7,943,875

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED) (CONT.)


    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                       COUNTRY               SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
    (a) BIOTECHNOLOGY (CONT.)
        Targeted Genetics Corp. ...........................................   United States            928,571     $    9,285,710
        Texas Biotechnology Corp. .........................................   United States            715,100         10,547,725
        Titan Pharmaceuticals Inc. ........................................   United States            460,300         19,369,424
        Transgenomic Inc. .................................................   United States             83,700          1,255,500
        Trimeris Inc. .....................................................   United States             89,300          6,317,975
        Variagenics Inc. ..................................................   United States            116,800          1,927,200
        Vertex Pharmaceuticals Inc. .......................................   United States            538,400         50,130,088
        ViroPharma Inc. ...................................................   United States            700,000         16,362,500
                                                                                                                   --------------
                                                                                                                    1,098,841,385
                                                                                                                   --------------
    (a) CHEMICALS: AGRICULTURAL .1%
        Eden Biosciences Corp. ............................................   United States             44,900          1,700,588
                                                                                                                   --------------
    (a) DRUG STORE CHAINS .2%
        Pharmagene PLC, 144A ..............................................   United Kingdom           621,100          2,403,484
                                                                                                                   --------------
    (a) ELECTRONIC EQUIPMENT/INSTRUMENTS 3.5%
        Agilent Technologies Inc. .........................................   United States            166,300          7,701,769
        Caliper Technologies Corp. ........................................   United States            270,000         15,221,250
        Waters Corp. ......................................................   United States            443,300         32,166,956
                                                                                                                   --------------
                                                                                                                       55,089,975
                                                                                                                   --------------
        MEDICAL SPECIALTIES 13.9%
    (a) Argonaut Technologies Inc. ........................................   United States             73,700          1,326,600
(a),(d) BioSource International Inc. ......................................   United States            873,800         18,622,863
    (a) CIMA Labs Inc. ....................................................   United States            288,300         15,856,500
    (a) Compugen Ltd. .....................................................       Israel               326,900          2,942,100
    (a) Cygnus Inc. .......................................................   United States            400,000          3,575,000
    (a) Digene Corp. ......................................................   United States            150,000          4,867,969
    (a) Discovery Partners International Inc. .............................   United States            333,900          5,008,500
(a),(d) Fusion Medical Technologies Inc. ..................................   United States            730,000          6,022,500
    (a) Inhale Therapeutic Systems Inc. ...................................   United States          1,201,800         59,789,550
    (a) Molecular Devices Corp. ...........................................   United States            152,600         10,434,025
    (a) Oxford GlycoSciences PLC ..........................................   United Kingdom           575,000         20,852,392
    (a) Packard BioScience Co. ............................................   United States            610,900          9,850,763
        PE Corp.-PE Biosystems Group ......................................   United States            450,000         52,650,000
    (a) Serologicals Corp. ................................................   United States            151,600          1,023,300
    (a) Visible Genetics Inc. .............................................       Canada               281,385          8,511,896
                                                                                                                   --------------
                                                                                                                      221,333,958
                                                                                                                   --------------
        OTHER PHARMACEUTICALS 8.4%
    (a) Angiotech Pharmaceuticals Inc. ....................................       Canada               218,200         12,001,000
    (a) Aviron ............................................................   United States            635,900         41,571,963
    (a) Collateral Therapeutics Inc. ......................................   United States            278,000          7,028,181
    (a) Sepracor Inc. .....................................................   United States            400,000         27,250,000
        Serono SA, B ......................................................    Switzerland              25,430         22,868,756
    (a) United Therapeutics Corp. .........................................   United States            437,400         23,400,900
                                                                                                                   --------------
                                                                                                                      134,120,800
                                                                                                                   --------------

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED) (CONT.)


        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                       COUNTRY           SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
    (a) PACKAGED SOFTWARE .1%
        Informax Inc. .......................................................    United States         41,700      $     1,159,781
                                                                                                                   ---------------
    (a) SERVICES TO THE HEALTH INDUSTRY .4%
        Medichem Life Sciences Inc. .........................................    United States        620,800            5,703,600
                                                                                                                   ---------------
        TOTAL COMMON STOCKS (COST $1,196,638,157) ...........................                                        1,520,353,571
                                                                                                                   ---------------

        PREFERRED STOCKS .6%
(a),(c) Fibrogen Inc., pfd., E(COST $10,000,002) ............................    United States      2,227,172           10,000,002
                                                                                                                   ---------------

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                    ---------
        CONVERTIBLE BONDS .4%
        Curagen Corp., cvt., 144A, 6.00%, 2/02/07(COST $6,000,000) ..........    United States      6,000,000            6,990,000
                                                                                                                   ---------------
        TOTAL LONG TERM INVESTMENTS (COST $1,212,638,159) ...................                                        1,537,343,573
                                                                                                                   ---------------

                                                                                                     SHARES
                                                                                                     ------
        SHORT TERM INVESTMENTS 3.1%
    (b) Franklin Institutional Fiduciary Trust Money Market Portfolio
         (COST $49,331,140)                                                      United States     49,331,140           49,331,140
                                                                                                                   ---------------
        TOTAL INVESTMENTS (COST $1,261,969,299) 99.9% .......................                                        1,586,674,713
        OTHER ASSETS, LESS LIABILITIES .1% ..................................                                            1,134,438
                                                                                                                   ---------------
        NET ASSETS 100.0% ...................................................                                      $ 1,587,809,151
                                                                                                                   ---------------



(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c) See Note 6 regarding restricted securities.

(d) The Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at October 31, 2000 were $24,645,363.


                      See notes to financial statements.                      39

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                                           CLASS A
                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000    ---------------------------------------------------------
                                                         (UNAUDITED)         2000        1999        1998        1997        1996
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $19.98           $16.97      $17.36      $14.46      $14.28      $12.23
                                                      -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ........................           .01              .13         .27         .33         .42         .37
  Net realized and unrealized gains (losses) ......         (2.40)            6.20         .31        4.69        1.35        2.39
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................         (2.39)            6.33         .58        5.02        1.77        2.76
                                                      -----------------------------------------------------------------------------
Less distributions from:
  Net investment income ...........................            --             (.35)       (.19)       (.37)       (.38)       (.39)
  Net realized gains ..............................            --            (2.97)       (.78)      (1.75)      (1.21)       (.32)
                                                      -----------------------------------------------------------------------------
Total distributions ...............................            --            (3.32)       (.97)      (2.12)      (1.59)       (.71)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................        $17.59           $19.98      $16.97      $17.36      $14.46      $14.28
                                                      =============================================================================

Total return(b) ...................................      (11.96)%           38.93%       4.02%      37.02%      12.94%      23.27%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $254,527         $291,103    $199,824    $226,594    $174,023    $167,225
Ratios to average net assets:
  Expenses ........................................          .98%(c)          .99%       1.05%       1.03%       1.00%       1.04%
  Net investment income ...........................          .08%(c)          .64%       1.55%       2.02%       2.82%       2.85%
Portfolio turnover rate ...........................        55.07%          132.25%      68.50%      45.51%      47.55%      50.51%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                    CLASS B
                                                                 ----------------------------------------------
                                                                 SIX MONTHS ENDED        YEAR ENDED APRIL 30,
                                                                 OCTOBER 31, 2000     -------------------------
                                                                    (UNAUDITED)         2000            1999(d)
                                                                 ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................            $19.80           $16.92           $15.84
                                                                 ---------------------------------------------
Income from investment operations:
  Net investment income (loss)(a) ........................              (.06)            (.08)             .02
  Net realized and unrealized gains (losses) .............             (2.38)            6.25             1.06
                                                                 ------------------------------------------------
Total from investment operations .........................             (2.44)            6.17             1.08
                                                                 ------------------------------------------------
Less distributions from:
  Net investment income ..................................                --             (.32)              --
  Net realized gains .....................................                --            (2.97)              --
                                                                 ------------------------------------------------
Total distributions ......................................                --            (3.29)              --
                                                                 ------------------------------------------------
Net asset value, end of period ...........................            $17.36           $19.80           $16.92
                                                                 ================================================

Total return(b) ..........................................          (12.28)%           37.98%            6.82%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................            $8,041           $4,338              $79
Ratios to average net assets:
  Expenses ...............................................             1.74%(c)         1.74%            1.80%(c)
  Net investment income (loss) ...........................            (.66)%(c)        (.38)%             .83%(c)
Portfolio turnover rate ..................................            55.07%          132.25%           68.50%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                          CLASS C
                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000    --------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998       1997        1996
                                                      ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $19.79          $16.85      $17.25      $14.37     $14.24      $12.23
                                                      ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a) .................          (.06)           (.03)        .14         .24        .32         .37
  Net realized and unrealized gains (losses) ......         (2.37)           6.16         .32        4.66       1.33        2.32
                                                      ----------------------------------------------------------------------------
Total from investment operations ..................         (2.43)           6.13         .46        4.90       1.65        2.69
                                                      ----------------------------------------------------------------------------
Less distributions from:
  Net investment income ...........................            --            (.22)       (.08)       (.27)      (.31)       (.36)
  Net realized gains ..............................            --           (2.97)       (.78)      (1.75)     (1.21)       (.32)
                                                      ----------------------------------------------------------------------------
Total distributions ...............................            --           (3.19)       (.86)      (2.02)     (1.52)       (.68)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ....................        $17.36          $19.79      $16.85      $17.25     $14.37      $14.24
                                                      ============================================================================

Total return(b) ...................................      (12.28)%          37.93%       3.19%      36.21%     12.04%      22.63%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $33,026         $33,216     $16,807     $16,324     $8,467      $2,727
Ratios to average net assets:
  Expenses ........................................         1.74%(c)        1.74%       1.80%       1.78%      1.77%       1.81%
  Net investment income (loss) ....................        (.68)%(c)       (.14)%        .81%       1.29%      1.98%       2.10%
Portfolio turnover rate ...........................        55.07%         132.25%      68.50%      45.51%     47.55%      50.51%



(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized


42                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED)


    FRANKLIN GLOBAL COMMUNICATIONS FUND                                         COUNTRY               SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.0%
(a) BROADCASTING 2.3%
    Clear Channel Communications Inc. ....................................   United States             62,000       $  3,723,875
    Univision Communications Inc., A .....................................   United States             80,400          3,075,300
                                                                                                                    ------------
                                                                                                                       6,799,175
                                                                                                                    ------------
(a) CABLE/SATELLITE TV 2.9%
    Charter Communications Inc., A .......................................   United States            237,400          4,629,300
    Comcast Corp., A .....................................................   United States            100,700          4,103,525
                                                                                                                    ------------
                                                                                                                       8,732,825
                                                                                                                    ------------
(a) COMPUTER COMMUNICATIONS 5.3%
    Cisco Systems Inc. ...................................................   United States             74,500          4,013,688
    Cosine Communications Inc. ...........................................   United States              1,800             59,513
    Extreme Networks Inc. ................................................   United States             22,100          1,832,919
    Foundry Networks Inc. ................................................   United States             40,000          2,657,500
    Juniper Networks Inc. ................................................   United States             23,100          4,504,500
    Redback Networks Inc. ................................................   United States             25,900          2,756,731
                                                                                                                    ------------
                                                                                                                      15,824,851
                                                                                                                    ------------
(a) COMPUTER PERIPHERALS 1.3%
    EMC Corp. ............................................................   United States             44,200          3,936,563
                                                                                                                    ------------
(a) DATA PROCESSING SERVICES 1.1%
    Amdocs Ltd. ..........................................................   United States             50,300          3,260,069
                                                                                                                    ------------
    ELECTRICAL PRODUCTS 1.1%
    Furukawa Electric Co. Ltd. ...........................................       Japan                120,000          3,154,135
                                                                                                                    ------------
(a) ELECTRONIC EQUIPMENT/INSTRUMENTS 3.3%
    Agilent Technologies Inc. ............................................   United States            106,000          4,909,125
    Tektronix Inc. .......................................................   United States             66,400          4,731,000
                                                                                                                    ------------
                                                                                                                       9,640,125
                                                                                                                    ------------
    MAJOR TELECOMMUNICATIONS 20.3%
(a) Alaska Communications Systems Holdings Inc. ..........................   United States             51,400            350,163
    Alltel Corp. .........................................................   United States             80,500          5,187,219
    AT&T Corp. ...........................................................   United States            156,500          3,628,844
    BellSouth Corp. ......................................................   United States            201,400          9,730,138
(a) Broadwing Inc. .......................................................   United States            110,800          3,130,100
    Cable & Wireless PLC .................................................   United Kingdom           225,000          3,198,510
    Korea Telecom Corp. ..................................................    South Korea              65,560          3,861,556
    Korea Telecom Corp., ADR .............................................    South Korea                 500             18,438
(a) NTL Inc. .............................................................   United States             97,500          4,283,906
    SBC Communications Inc. ..............................................   United States            125,000          7,210,938
    Sprint Corp. (FON Group) .............................................   United States            158,000          4,029,000
    Telecom Italia SpA ...................................................       Italy                960,000          5,215,799
(a) Telecomunicacoes Brasileiras SA, ADR .................................       Brazil                 9,500                149
(a) Telefonica SA,ADR ....................................................       Spain                 70,500          4,084,594
(a) Worldcom Inc. ........................................................   United States            251,000          5,961,250
                                                                                                                    ------------
                                                                                                                      59,890,604
                                                                                                                    ------------

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


    FRANKLIN GLOBAL COMMUNICATIONS FUND                                         COUNTRY               SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) PACKAGED SOFTWARE
    Avaya Inc. ...........................................................   United States             10,080      $    135,450
                                                                                                                   -------------
(a) SEMICONDUCTORS 6.5%
    Analog Devices Inc. ..................................................   United States             51,200          3,328,000
    Cypress Semiconductor Corp. ..........................................   United States             90,000          3,369,375
    Infineon Technologies AG, ADR ........................................      Germany                60,100          2,576,788
    Intersil Holding Corp. ...............................................   United States             92,900          4,453,394
    Triquint Semiconductor Inc ...........................................   United States             95,000          3,639,688
    Vitesse Semiconductor Corp. ..........................................   United States             25,200          1,762,425
                                                                                                                   -------------
                                                                                                                      19,129,670
                                                                                                                   -------------
    SPECIALTY TELECOMMUNICATIONS 12.2%
(a) Citizens Communications Co., B .......................................   United States            267,900          3,884,550
(a) COLT Telecom Group PLC ...............................................   United Kingdom            95,000          3,022,376
    Embratel Participacoes SA, ADR, pfd ..................................       Brazil               151,000          2,444,313
(a) General Motors Corp., H ..............................................   United States            151,000          4,892,400
(a) Global Crossing Ltd ..................................................      Bermuda               216,500          5,114,813
(a) McLeodUSA Inc. .......................................................   United States            225,000          4,331,250
(a) Time Warner Telecom Inc., A ..........................................   United States            119,600          7,131,150
(a) XO Communications Inc. ...............................................   United States            152,600          5,147,866
                                                                                                                   -------------
                                                                                                                      35,968,718
                                                                                                                   -------------
    TELECOMMUNICATIONS EQUIPMENT 19.4%
(a) ADC Telecommunications Inc. ..........................................   United States            107,900          2,306,363
(a) Advanced Fibre Communications Inc ....................................   United States             80,800          2,631,050
(a) CIENA Corp. ..........................................................   United States             70,400          7,400,800
(a) Comverse Technology Inc ..............................................   United States             38,300          4,280,025
    Corning Inc. .........................................................   United States            126,900          9,707,850
    Lucent Technologies Inc. .............................................   United States            120,965          2,819,997
    Motorola Inc .........................................................   United States            264,600          6,598,463
(a) NICE Systems Ltd., ADR ...............................................       Israel                17,000            794,750
    Nokia Corp., ADR .....................................................      Finland               128,900          5,510,475
    Nortel Networks Corp. ................................................       Canada                73,200          3,330,600
(a) Polycom Inc. .........................................................   United States             60,000          3,900,000
    Scientific-Atlanta Inc. ..............................................   United States             86,000          5,885,625
    Telefonaktiebolaget LM Ericsson AB, ADR, B ...........................       Sweden               161,100          2,235,263
                                                                                                                   -------------
                                                                                                                      57,401,261
                                                                                                                   -------------
    WIRELESS COMMUNICATIONS 14.3%
(a) China Mobile Ltd., ADR ...............................................       China                120,500          3,690,313
(a) Leap Wireless International Inc ......................................   United States            128,700          6,402,825
(a) Metrocall Inc. .......................................................   United States            306,500            392,703
(a) Nextel Communications Inc., A ........................................   United States             97,800          3,759,188
(a) Nextel Partners Inc., A ..............................................   United States            127,300          3,118,850
    SK Telecom Co. Ltd., ADR .............................................    South Korea             180,000          4,511,250
(a) U.S. Cellular Corp. ..................................................   United States             25,200          1,612,800
    Vodafone Group PLC, ADR ..............................................   United Kingdom           176,200          7,499,513

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED) (CONT.)


        FRANKLIN GLOBAL COMMUNICATIONS FUND                                     COUNTRY              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        WIRELESS COMMUNICATIONS (CONT.)
    (a) VoiceStream Wireless Corp ........................................   United States             52,800      $   6,943,200
    (a) Western Wireless Corp., A ........................................   United States             90,600          4,303,491
                                                                                                                   -------------
                                                                                                                      42,234,133
                                                                                                                   -------------
        TOTAL COMMON STOCKS (COST $237,099,076) ..........................                                           266,107,579
                                                                                                                   -------------
        PREFERRED STOCKS .4%
(a),(c) Kestrel Solutions, pfd., D (COST $1,249,994) .....................   United States             95,932          1,249,994
                                                                                                                   -------------
        TOTAL LONG TERM INVESTMENTS (COST $238,349,070) ..................                                           267,357,573
                                                                                                                   -------------
        SHORT TERM INVESTMENTS 6.3%
    (b) Franklin Institutional Fiduciary Trust Money Market
        Portfolio (COST $18,505,272) .....................................   United States         18,505,272         18,505,272
                                                                                                                   -------------
        TOTAL INVESTMENTS (COST $256,854,342) 96.7% ......................                                           285,862,845
        OTHER ASSETS, LESS LIABILITIES 3.3% ..............................                                             9,731,180
                                                                                                                   -------------
        NET ASSETS 100.0% ................................................                                         $ 295,594,025
                                                                                                                   =============



(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c) See Note 6 regarding restricted securities.


                      See notes to financial statements.                     45

FRANKLIN  STRATEGIC  SERIES
Financial Highlights

FRANKLIN GLOBAL HEALTH CARE FUND

                                                                                           CLASS A
                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000    ---------------------------------------------------------
                                                         (UNAUDITED)         2000        1999        1998        1997        1996
                                                      -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $20.29        $13.88         $19.28      $16.11      $19.34      $11.45
                                                         -------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a) .................          (.05)         (.12)          (.16)       (.14)       (.06)        .11
  Net realized and unrealized gains (losses) ......          7.92          6.53          (5.23)       4.58       (2.75)       8.96
                                                         -------------------------------------------------------------------------
Total from investment operations ..................          7.87          6.41          (5.39)       4.44       (2.81)       9.07
                                                         -------------------------------------------------------------------------
Less distributions from:
  Net investment income ...........................            --            --             --        (.09)       (.04)       (.13)
  Net realized gains ..............................            --            --           (.01)      (1.18)       (.38)      (1.05)
                                                         -------------------------------------------------------------------------
Total distributions ...............................            --            --           (.01)      (1.27)       (.42)      (1.18)
                                                         -------------------------------------------------------------------------
Net asset value, end of period ....................        $28.16        $20.29         $13.88      $19.28      $16.11      $19.34
                                                         =========================================================================

Total return(b) ...................................        38.74%        46.18%       (27.95)%      28.22%    (14.71)%      82.78%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $176,750       $90,563        $74,252    $176,545    $150,653    $108,914
Ratios to average net assets:
  Expenses ........................................         1.24%(c)      1.52%          1.34%       1.15%       1.14%        .73%
  Expenses excluding waiver and payments
   by affiliate ...................................         1.24%(c)      1.52%          1.34%       1.15%       1.14%       1.16%
  Net investment income (loss) ....................        (.40)%(c)     (.70)%         (.72)%      (.67)%      (.39)%        .50%
Portfolio turnover rate ...........................        69.45%       123.48%         66.54%      66.84%      73.17%      54.78%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                    CLASS B
                                                                 ----------------------------------------------
                                                                 SIX MONTHS ENDED        YEAR ENDED APRIL 30,
                                                                 OCTOBER 31, 2000     -------------------------
                                                                    (UNAUDITED)          2000           1999(d)
                                                                 ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period........................          $20.09           $13.84           $16.97
                                                                 ----------------------------------------------
Income from investment operations:
  Net investment loss(a)....................................            (.15)            (.26)            (.03)
  Net realized and unrealized gains (losses)................            7.82             6.51            (3.10)
                                                                 ----------------------------------------------
Total from investment operations............................            7.67             6.25            (3.13)
                                                                 ----------------------------------------------
Net asset value, end of period..............................          $27.76           $20.09           $13.84
                                                                 ==============================================

Total return(b).............................................          38.13%           45.16%         (18.44)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $10,692           $3,037             $208
Ratios to average net assets:
  Expenses..................................................           2.00%(c)         2.27%            1.84%(c)
  Net investment loss.......................................         (1.18)%(c)       (1.44)%          (1.22)%(c)
Portfolio turnover rate.....................................          69.45%          123.48%           66.54%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                   CLASS C
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000    -----------------------------------------------
                                                         (UNAUDITED)        2000          1999         1998       1997(d)
                                                      -------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $19.89          $13.71         $19.17      $16.07      $17.37
                                                      -------------------------------------------------------------------
Income from investment operations:
  Net investment loss(a) ..........................          (.14)           (.23)          (.29)       (.20)       (.07)
  Net realized and unrealized gains (losses) ......          7.75            6.41          (5.16)       4.48        (.85)
                                                      -------------------------------------------------------------------
Total from investment operations ..................          7.61            6.18          (5.45)       4.28        (.92)
                                                      -------------------------------------------------------------------
Less distributions from net realized gains ........            --              --           (.01)      (1.18)       (.38)
                                                      -------------------------------------------------------------------
Net asset value, end of period ....................        $27.50          $19.89         $13.71      $19.17      $16.07
                                                      ===================================================================

Total return(b) ...................................        38.21%          45.08%       (28.42)%      27.22%     (5.47)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $35,010         $20,398        $13,747     $25,321     $10,099
Ratios to average net assets:
  Expenses ........................................         2.00%(c)        2.27%          2.07%       1.90%       1.92%(c)
  Net investment loss .............................       (1.14)%(c)      (1.44)%        (1.45)%     (1.44)%     (1.29)%(c)
Portfolio turnover rate ...........................        69.45%         123.48%         66.54%      66.84%      73.17%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period September 3, 1996 (effective date) to April 30, 1997.


48                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)


                                                                                                   SHARES/
    FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY         WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 95.8%
 (a)BIOTECHNOLOGY 22.4%
    Abgenix Inc. ............................................................   United States        69,000     $   5,442,375
    Amgen Inc. ..............................................................   United States        92,900         5,382,394
    Biogen Inc. .............................................................   United States        86,700         5,218,256
    COR Therapeutics Inc. ...................................................   United States       126,700         7,158,550
    Cubist Pharmaceuticals Inc. .............................................   United States        84,800         3,643,750
    Genentech Inc. ..........................................................   United States        90,200         7,441,500
    Gilead Sciences Inc. ....................................................   United States        22,300         1,917,800
    Incyte Genomics Inc. ....................................................   United States        40,600         1,486,976
    Large Scale Biology Corp. ...............................................   United States        42,300           785,194
    Luminex Corp. ...........................................................   United States        62,000         1,681,750
    Orchid Biosciences Inc. .................................................   United States        80,100         1,637,044
    Titan Pharmaceuticals Inc. ..............................................   United States        54,400         2,289,152
    Vertex Pharmaceuticals Inc. .............................................   United States        48,000         4,469,250
    ViroPharma Inc. .........................................................   United States        50,000         1,168,750
                                                                                                                -------------
                                                                                                                   49,722,741
                                                                                                                -------------
 (a)DRUG STORE CHAINS .1%
    Pharmagene PLC, 144A ....................................................   United Kingdom       83,900           324,670
                                                                                                                -------------
 (a)ELECTRONIC EQUIPMENT/INSTRUMENTS 1.8%
    Agilent Technologies Inc. ...............................................   United States        28,700         1,329,169
    Caliper Technologies Corp. ..............................................   United States        48,100         2,711,638
                                                                                                                -------------
                                                                                                                    4,040,807
                                                                                                                -------------
    GENERIC PHARMACEUTICALS 6.1%
    Alpharma Inc., A ........................................................   United States       156,500         6,074,146
 (a)Watson Pharmaceuticals Inc. .............................................   United States       119,200         7,457,450
                                                                                                                -------------
                                                                                                                   13,531,596
                                                                                                                -------------
    HOSPITAL/NURSING MANAGEMENT 10.7%
 (a)Beverly Enterprises Inc. ................................................   United States       500,000         2,500,000
    HCA-The Healthcare Co. ..................................................   United States       143,000         5,711,063
 (a)Health Management Associates Inc., A ....................................   United States        94,200         1,866,338
 (a)Paracelsus Healthcare Corp. .............................................   United States        43,365               911
 (a)Tenet Healthcare Corp. ..................................................   United States       120,000         4,717,500
 (a)Triad Hospitals Inc. ....................................................   United States       174,000         4,828,500
 (a)Universal Health Services Inc., B .......................................   United States        50,800         4,260,850
                                                                                                                -------------
                                                                                                                   23,885,162
                                                                                                                -------------
    HOUSEHOLD/PERSONAL CARE
    Givaudan AG .............................................................    Switzerland            100            23,970
                                                                                                                -------------
    MAJOR PHARMACEUTICALS 22.1%
    Abbott Laboratories .....................................................   United States        160,600        8,481,688
    American Home Products Corp. ............................................   United States        115,000        7,302,500
    Bristol-Myers Squibb Co. ................................................   United States        150,900        9,195,469
    Glaxo Wellcome PLC, ADR .................................................   United Kingdom        34,200        1,990,013
    Pfizer Inc. .............................................................   United States        218,500        9,436,470
    Pharmacia Corp. .........................................................   United States         70,350        3,869,250

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                    SHARES/
    FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY          WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    MAJOR PHARMACEUTICALS (CONT.)
    Roche Holding AG ........................................................    Switzerland             100    $     913,186
    Schering-Plough Corp. ...................................................   United States        154,500        7,985,719
                                                                                                                -------------
                                                                                                                   49,174,295
                                                                                                                -------------
    MANAGED HEALTH CARE 5.2%
    CIGNA Corp. .............................................................   United States         49,200        5,999,940
    UnitedHealth Group Inc. .................................................   United States         51,900        5,676,563
                                                                                                                -------------
                                                                                                                   11,676,503
                                                                                                                -------------
    MEDICAL SPECIALTIES 21.8%
 (a)Argonaut Technologies Inc. ..............................................   United States         65,100        1,171,800
    Baxter International Inc. ...............................................   United States         43,000        3,534,063
 (a)CIMA Labs Inc. ..........................................................   United States        104,900        5,769,500
 (a)Compugen Ltd. ...........................................................      Israel              2,100           18,900
    Cooper Cos. Inc. ........................................................   United States         46,000        1,644,500
 (a)Cryolife Inc. ...........................................................   United States        126,600        5,040,263
 (a)Digene Corp. ............................................................   United States         50,800        1,648,619
 (a)Guidant Corp. ...........................................................   United States         40,000        2,117,500
 (a)INAMED Corp. ............................................................   United States         82,400        2,307,200
 (a)Inhale Therapeutic Systems Inc. .........................................   United States        104,000        5,174,000
 (a)Inverness Medical Technology Inc. .......................................   United States         73,500        2,021,250
    Medtronic Inc. ..........................................................   United States         40,000        2,172,500
 (a)Molecular Devices Corp. .................................................   United States         37,500        2,564,063
    Nycomed Amersham PLC ....................................................   United Kingdom       350,000        3,153,497
 (a)ORATEC Interventions Inc. ...............................................   United States        233,000        2,330,000
 (a)Ortec International Inc. ................................................   United States        222,222        2,277,776
 (a)Pharsight Corp. .........................................................   United States         16,000          124,000
 (a)Serologicals Corp. ......................................................   United States        103,350          697,613
 (a)Staar Surgical Co. ......................................................   United States        189,300        2,981,475
 (a)Visible Genetics Inc. ...................................................      Canada             54,100        1,636,525
                                                                                                                -------------
                                                                                                                   48,385,044
                                                                                                                -------------
 (a)MEDICAL/NURSING SERVICES .7%
    Renal Care Group Inc. ...................................................   United States         70,000        1,645,000
                                                                                                                -------------
    OTHER PHARMACEUTICALS 3.0%
 (a)Angiotech Pharmaceuticals Inc. ..........................................      Canada             30,600        1,683,000
    FH Faulding & Co. Ltd. ..................................................     Australia          172,615          912,294
    Serono SA, B ............................................................    Switzerland           4,500        4,046,772
                                                                                                                -------------
                                                                                                                    6,642,066
                                                                                                                -------------
 (a)SERVICES TO THE HEALTH INDUSTRY 1.9%
    CareScience Inc. ........................................................   United States         87,900          258,206
    Laboratory Corp. of America Holdings ....................................   United States          9,200        1,240,850
    Per-Se Technologies Inc., wts., 7/08/03 .................................   United States          1,719               --
    Pharmaceutical Product Development Inc. .................................   United States         85,000        2,661,563
                                                                                                                -------------
                                                                                                                    4,160,619
                                                                                                                -------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $164,969,012) ....................                                     213,212,473
                                                                                                                -------------

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                    SHARES/
        FRANKLIN GLOBAL HEALTH CARE FUND                                           COUNTRY          WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------

        PREFERRED STOCKS .7%
(a),(c) Masimo Corp., pfd., F (COST $1,500,004)                                 United States        136,364    $   1,500,004
                                                                                                                -------------
        TOTAL LONG TERM INVESTMENTS (COST $166,469,016)                                                           214,712,477
                                                                                                                -------------
        SHORT TERM INVESTMENTS 3.9%
    (b) Franklin Institutional Fiduciary Trust Money Market
         Portfolio (COST $8,600,568)                                            United States       8,600,568       8,600,568
                                                                                                                -------------
        TOTAL INVESTMENTS (COST $175,069,584) 100.4%                                                              223,313,045
        OTHER ASSETS, LESS LIABILITIES (.4)%                                                                         (860,029)
                                                                                                                -------------
        NET ASSETS 100.0%                                                                                       $ 222,453,016
                                                                                                                =============



(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c) See Note 6 regarding restricted securities.


                      See notes to financial statements.                     51

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN NATURAL RESOURCES FUND

                                                                                           CLASS A
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2000    ---------------------------------------------------------
                                                       (UNAUDITED)         2000        1999        1998        1997       1996(d)
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............        $15.74           $13.25      $15.46       $14.07      $13.14     $10.00
                                                    -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a).......................           .05              .05         .12          .10         .09        .08
  Net realized and unrealized gains (losses) ....           .73             2.52       (2.21)        2.26        1.25       3.22
                                                    -----------------------------------------------------------------------------
Total from investment operations ................           .78             2.57       (2.09)        2.36        1.34       3.30
                                                    -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .........................            --             (.08)       (.12)        (.09)       (.09)      (.06)
  Net realized gains ............................            --               --          --         (.88)       (.32)      (.10)
                                                    -----------------------------------------------------------------------------
Total distributions .............................            --             (.08)       (.12)        (.97)       (.41)      (.16)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ..................        $16.52           $15.74      $13.25       $15.46      $14.07     $13.14
                                                    =============================================================================

Total return(b) .................................         4.96%           19.47%     (13.42)%      17.57%      10.23%     33.36%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $49,819          $41,106      $44,014     $62,274     $45,386     $9,909
Ratios to average net assets:
  Expenses ......................................         1.00%(c)          .98%         .97%        .96%        .98%       .99%(c)
  Expenses excluding waiver and payments
   by affiliate .................................         1.32%(c)         1.43%        1.47%       1.31%       1.31%      1.77%(c)
  Net investment income .........................          .61%(c)          .39%         .97%        .67%        .72%      1.16%(c)
Portfolio turnover rate .........................        23.70%           81.52%       74.03%      72.93%      46.31%     59.04%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period June 5, 1995 (effective date) to April 30, 1996.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN NATURAL RESOURCES FUND (CONT.)

                                                                                           ADVISOR CLASS
                                                               -----------------------------------------------------------------
                                                               SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                                               OCTOBER 31, 2000       ------------------------------------------
                                                                  (UNAUDITED)          2000         1999       1998      1997(d)
                                                               -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.....................            $16.24           $13.63       $15.48     $14.07     $14.66
                                                               -----------------------------------------------------------------
Income from investment operations:
  Net investment income(a)...............................               .08              .07          .19        .23         --
  Net realized and unrealized gains (losses).............               .75             2.63        (1.85)      2.20       (.59)
                                                               -----------------------------------------------------------------
Total from investment operations.........................               .83             2.70        (1.66)      2.43       (.59)
                                                               -----------------------------------------------------------------
Less distributions from:
  Net investment income..................................                --             (.09)        (.19)      (.14)        --
  Net realized gains.....................................                --               --           --       (.88)        --
                                                               -----------------------------------------------------------------
Total distributions......................................                --             (.09)        (.19)     (1.02)        --
                                                               -----------------------------------------------------------------
Net asset value, end of period...........................            $17.07           $16.24       $13.63     $15.48     $14.07
                                                               =================================================================

Total return(b) .........................................             5.11%           19.91%     (10.48)%     18.11%    (4.02)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........................           $10,317           $8,791         $319       $892     $1,123
Ratios to average net assets:
  Expenses...............................................              .65%(c)          .65%         .65%       .64%       .64%(c)
  Expenses excluding waiver and payments by affiliate....             1.00%(c)         1.10%        1.15%      1.03%       .86%(c)
  Net investment income..................................              .93%(c)          .49%        1.29%      1.02%      1.03%(c)
Portfolio turnover rate..................................            23.70%           81.52%       74.03%     72.93%     46.31%



(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 2, 1997 (effective date) to April 30, 1997.


                      See notes to financial statements.                     53

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED)

    FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 88.9%
    ENERGY MINERALS 36.9%
    Anadarko Petroleum Corp. ...............................................    United States         14,287     $    915,082
(a) Barrett Resources Corp. ................................................    United States         34,100        1,240,388
(a) Basin Exploration Inc. .................................................    United States         60,900        1,206,581
    Cabot Oil & Gas Corp., A ...............................................    United States         52,000        1,020,500
(a) Callon Petroleum Co. ...................................................    United States         17,000          259,250
(a) Chesapeake Energy Corp. ................................................    United States        238,300        1,340,438
    Conoco Inc., B .........................................................    United States         91,097        2,476,700
    Devon Energy Corp. .....................................................    United States         32,886        1,657,454
    EOG Resources Inc.......................................................    United States         38,400        1,512,000
    Exxon Mobil Corp. ......................................................    United States         27,008        2,408,776
(a) Gulf Indonesia Resources Ltd. ..........................................     Indonesia            40,000          435,000
(a) Newfield Exploration Co. ...............................................    United States         28,400        1,072,100
(a) Pennaco Energy Inc. ....................................................    United States         68,000          845,750
(a) Petroleo Brasileiro SA (Petrobras),ADR .................................       Brazil             35,000        1,017,188
    Shell Transport & Trading Co. PLC, N.Y. shs. ...........................    United Kingdom        26,500        1,303,469
(a) Spinnaker Exploration Co. ..............................................    United States         15,000          453,750
(a) Tesoro Petroleum Corp. .................................................    United States         55,000          570,625
    Texaco Inc. ............................................................    United States         11,500          679,219
(a) Triton Energy Ltd. .....................................................    United States         18,000          553,500
    Unocal Corp. ...........................................................    United States         17,000          580,125
    Valero Energy Corp. ....................................................    United States         20,000          661,250
                                                                                                                 ------------
                                                                                                                   22,209,145
                                                                                                                 ------------
    INDUSTRIAL SERVICES 27.6%
(a) Atwood Oceanics Inc. ...................................................    United States          7,000          234,938
    Baker Hughes Inc. ......................................................    United States         34,900        1,199,688
(a) Cal Dive International Inc. ............................................    United States         25,100        1,248,725
(a) Casella Waste Systems Inc., A ..........................................    United States         24,700          214,581
    Diamond Offshore Drilling Inc. .........................................    United States         14,000          483,875
    Dynegy Inc. ............................................................    United States         17,200          796,575
    Enron Corp. ............................................................    United States         15,900        1,304,794
(a) Grey Wolf Inc. .........................................................    United States        295,000        1,364,375
(a) Gulf Island Fabrication Inc. ...........................................    United States         37,000          483,313
    Halliburton Co. ........................................................    United States          4,800          177,900
(a) Marine Drilling Cos. Inc. ..............................................    United States         25,000          596,875
(a) Oceaneering International Inc. .........................................    United States         30,000          421,875
(a) Parker Drilling Co. ....................................................    United States        175,000        1,050,000
(a) Stuart Energy Systems Corp. ............................................       Canada             33,100          500,629
(a) Superior Energy Services Inc. ..........................................    United States        110,000          990,000
    Transocean Sedco Forex Inc. ............................................    United States         26,500        1,404,500
(a) Trico Marine Services Inc. .............................................    United States         61,500        1,022,438
(a) Universal Compression Holdings Inc. ....................................    United States         14,100          407,138
(a) Varco International Inc. ...............................................    United States         37,255          642,649
(a) Weatherford International Inc. .........................................    United States         40,300        1,470,950
    Williams Cos. Inc. .....................................................    United States         14,100          589,556
                                                                                                                 ------------
                                                                                                                   16,605,374
                                                                                                                 ------------

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED) (CONT.)


    FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY            SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    NON-ENERGY MINERALS 8.0%
    Alcoa Inc. ..............................................................   United States         18,000     $    516,375
    Barrick Gold Corp. ......................................................      Canada             30,100          402,588
    De Beers Consolidated Mines AG, ADR .....................................   South Africa          29,400          819,525
    Franco-Nevada Mining Corp. Ltd ..........................................      Canada             36,000          329,994
(a) Freeport-McMoRan Copper & Gold Inc., A ..................................   United States         11,700           90,675
    Ispat International NV, A, N.Y. shs. ....................................    Netherlands         136,700          529,713
    Newmont Mining Corp. ....................................................   United States         11,135          151,018
(a) NS Group Inc. ...........................................................   United States         47,500          406,125
    Pohang Iron & Steel Co. Ltd., ADR .......................................    South Korea          51,100          808,019
    Rio Tinto PLC ...........................................................   United Kingdom        18,600          300,871
(a) Stillwater Mining Co. ...................................................   United States         16,200          469,800
                                                                                                                 ------------
                                                                                                                    4,824,703
                                                                                                                 ------------
    PROCESS INDUSTRIES 14.3%
    Abitibi-Consolidated Inc. ...............................................      Canada            102,000          892,500
(a) Asia Pulp & Paper Co. Ltd., ADR .........................................     Indonesia           69,300          121,275
    Bowater Inc. ............................................................   United States         26,600        1,439,721
(a) China Petroleum & Chemical Corp., ADR ...................................      China              39,900          783,038
    Eastman Chemical Co. ....................................................   United States         11,000          471,625
    Georgia-Pacific Corp. ...................................................   United States         23,000          618,125
    Nova Chemicals Corp. ....................................................      Canada             33,000          672,375
(a) Packaging Corp. of America ..............................................   United States         55,100          809,281
    Potash Corp. of Saskatchewan Inc. .......................................      Canada              8,285          491,922
    Praxair Inc. ............................................................   United States         12,000          447,000
(a) Smurfit Stone Container Corp. ...........................................   United States         47,500          641,250
    Union Carbide Corp. .....................................................   United States         27,300        1,173,900
                                                                                                                 ------------
                                                                                                                    8,562,012
                                                                                                                 ------------
(a) PRODUCER MANUFACTURING 1.2%
(c) Hydrogenics Corp. .......................................................      Canada             10,400          125,450
    Westport Innovations Inc. ...............................................      Canada             51,000          567,668
                                                                                                                 ------------
                                                                                                                      693,118
                                                                                                                 ------------
(a) UTILITIES .9%
    Southern Energy Inc. ....................................................   United States         19,300          525,925
    TNPC Inc. ...............................................................   United States          1,200           19,950
                                                                                                                 ------------
                                                                                                                      545,875
                                                                                                                 ------------
    TOTAL COMMON STOCKS (COST $48,812,637)...................................                                      53,440,227
                                                                                                                 ------------
    CONVERTIBLE PREFERRED STOCKS 2.7%
    IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL .........................   United States         77,000        1,020,250
    Enron Corp., 7.00%, cvt. pfd. ...........................................   United States         17,500          598,281
                                                                                                                 ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,518,736) ....................                                       1,618,531
                                                                                                                 ------------
    TOTAL LONG TERM INVESTMENTS (COST $50,331,373) ..........................                                      55,058,758
                                                                                                                 ------------

FRANKLIN  STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


    FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY          SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 7.8%
(b) Franklin Institutional Fiduciary Trust Money Market
     Portfolio (COST $4,718,690) ....................................           United States      4,718,690   $   4,718,690
                                                                                                               -------------
    TOTAL INVESTMENTS (COST $55,050,063) 99.4% ......................                                             59,777,448
    OTHER ASSETS, LESS LIABILITIES .6% ..............................                                                358,163
                                                                                                               -------------
    NET ASSETS 100.0% ...............................................                                          $  60,135,611
                                                                                                               ==============



(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


56                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN TECHNOLOGY FUND


                                                                            CLASS A
                                                                            -------
                                                                       SIX MONTHS ENDED
                                                                       OCTOBER 31, 2000
                                                                          (UNAUDITED)
                                                                          -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................           $ 10.00
                                                                           -------
Income from investment operations:
 Net investment loss(a) ........................................              (.05)
 Net realized and unrealized gains .............................               .80
                                                                           -------
Total from investment operations ...............................               .75
                                                                           -------
Net asset value, end of period .................................           $ 10.75
                                                                           =======

Total return(b) ................................................              7.50%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................           $42,286
Ratios to average net assets:
 Expenses ......................................................              1.40%(c)
 Expenses excluding waiver and payments by affiliate ...........              1.54%(c)
 Net investment loss ...........................................              (.82)%(c)
Portfolio turnover rate ........................................             82.47%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                          CLASS B
                                                                          -------
                                                                      SIX MONTHS ENDED
                                                                      OCTOBER 31, 2000
                                                                         (UNAUDITED)
                                                                         -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................           $10.00
                                                                           ------
Income from investment operations:
 Net investment loss(a) ........................................             (.08)
 Net realized and unrealized gains .............................              .80
                                                                           ------
Total from investment operations ...............................              .72
                                                                           ------
Net asset value, end of period .................................           $10.72
                                                                           ======

Total return(b) ................................................             7.20%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................           $8,376
Ratios to average net assets:
 Expenses ......................................................             2.03%(c)
 Expenses excluding waiver and payments by affiliate ...........             2.17%(c)
 Net investment loss ...........................................            (1.46)%(c)
Portfolio turnover rate ........................................            82.47%


(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                 CLASS C
                                                                                 -------
                                                                             SIX MONTHS ENDED
                                                                             OCTOBER 31, 2000
                                                                               (UNAUDITED)
                                                                               -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................            $ 10.00
                                                                                 -------
Income from investment operations:
 Net investment loss(a) .............................................               (.08)
 Net realized and unrealized gains ..................................                .77
                                                                                 -------
Total from investment operations ....................................                .69
                                                                                 -------
Net asset value, end of period ......................................            $ 10.69
                                                                                 =======

Total return(b) .....................................................               6.90%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................            $14,519
Ratios to average net assets:
 Expenses ...........................................................               2.04%(c)
 Expenses excluding waiver and payments by affiliate ................               2.18%(c)
 Net investment loss ................................................              (1.46)%(c)
Portfolio turnover rate .............................................              82.47%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                  ADVISOR CLASS
                                                                                  -------------
                                                                                 SIX MONTHS ENDED
                                                                                 OCTOBER 31, 2000
                                                                                   (UNAUDITED)
                                                                                   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................             $10.00
                                                                                      ------
Income from investment operations:
 Net investment loss(a) .................................................               (.03)
 Net realized and unrealized gains ......................................                .79
                                                                                      ------
Total from investment operations ........................................                .76
                                                                                      ------
Net asset value, end of period ..........................................             $10.76
                                                                                      ======

Total return(b) .........................................................               7.60%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................................            $11,403
Ratios to average net assets:
 Expenses ...............................................................               1.05%(c)
 Expenses excluding waiver and payments by affiliate ....................               1.19%(c)
 Net investment loss ....................................................               (.48)%(c)
Portfolio turnover rate .................................................              82.47%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Annualized


60                      See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED)

   FRANKLIN TECHNOLOGY FUND                                                  COUNTRY          SHARES          VALUE
   ------------------------                                                  -------          ------          -----
   COMMON STOCKS 95.6%
(a)COMMERCIAL SERVICES 2.4%
   Concord EFS Inc ..............................................          United States       45,000     $  1,859,063
                                                                                                          ------------
ELECTRONIC TECHNOLOGY 59.8%
(a)Adaptec Inc. .................................................          United States       60,000          948,750
(a)ADC Telecommunications Inc. ..................................          United States       32,000          684,000
(a)Advanced Fibre Communications Inc. ...........................          United States       22,500          732,656
(a)Analog Devices Inc. ..........................................          United States       24,000        1,560,000
(a)Applied Micro Circuits Corp. .................................          United States       16,000        1,216,000
(a)ARC International PLC ........................................         United Kingdom       24,800          121,537
(a)Caliper Technologies Corp. ...................................          United States       15,000          845,625
(a)Cisco Systems Inc. ...........................................          United States       28,500        1,535,438
(a)Cobalt Networks Inc. .........................................          United States       28,500        1,571,063
   Corning Inc. .................................................          United States       15,000        1,147,500
(a)Dell Computer Corp. ..........................................          United States       35,000        1,032,500
(a)EMC Corp. ....................................................          United States       25,000        2,226,563
(a)Extreme Networks Inc. ........................................          United States       12,000          995,250
(a)Flextronics International Ltd. ...............................            Singapore         22,000          836,000
(a)Foundry Networks Inc. ........................................          United States       16,500        1,096,219
(a)Integrated Device Technology Inc. ............................          United States       11,500          647,594
   Intel Corp. ..................................................          United States       34,000        1,530,000
   International Business Machines Corp. ........................          United States       13,000        1,280,500
(a)Intersil Holding Corp. .......................................          United States       29,000        1,390,188
(a)Juniper Networks Inc. ........................................          United States        4,000          780,000
(a)Maxim Integrated Products Inc. ...............................          United States       15,500        1,027,844
(a)McDATA Corp., B ..............................................          United States       11,000          916,953
(a)Micrel Inc. ..................................................          United States       17,000          769,250
(a)Micron Technology Inc. .......................................          United States       25,000          868,750
(a)Network Appliance Inc. .......................................          United States        9,000        1,071,000
(a)Nokia Corp., ADR .............................................            Finland           21,400          914,850
   Nortel Networks Corp. ........................................            Canada            42,500        1,933,750
(a)PMC-Sierra Inc. ..............................................            Canada             7,500        1,271,250
(a)Polycom Inc. .................................................          United States       13,600          884,000
(a)QLogic Corp. .................................................          United States       17,000        1,644,750
(a)SDL Inc. .....................................................          United States       10,000        2,592,500
(a)Sierra Wireless Inc. .........................................            Canada            12,000          789,000
(a)Solectron Corp. ..............................................          United States       26,600        1,170,400
(a)Sonus Networks Inc. ..........................................          United States       18,000          621,000
(a)Stanford Microdevices Inc. ...................................          United States       17,200          431,075
(a)Sun Microsystems Inc. ........................................          United States       13,200        1,463,550
(a)Tektronix Inc. ...............................................          United States       29,000        2,066,250
(a)Western Multiplex Corp. ......................................          United States       60,000          847,500
(a)Xilinx Inc. ..................................................          United States       32,000        2,318,000
                                                                                                            ----------
                                                                                                            45,779,055
                                                                                                            ----------
(a)HEALTH TECHNOLOGY 8.7%
   Abgenix Inc. .................................................          United States       13,300        1,049,038
   Alexion Pharmaceuticals Inc. .................................          United States       11,000        1,137,125
   Argonaut Technologies Inc. ...................................          United States       38,100          685,800
   Biogen Inc. ..................................................          United States       14,000          842,625

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000(UNAUDITED) (CONT.)

     FRANKLIN TECHNOLOGY FUND                                                    COUNTRY             SHARES         VALUE
     ------------------------                                                    -------             ------         -----
(a)  COMMON STOCKS (CONT.)
(a)  HEALTH TECHNOLOGY (CONT.)
     Genentech Inc. .................................................          United States         14,800      $ 1,221,000
     Large Scale Biology Corp. ......................................          United States         48,000          891,000
     Medicines Co. ..................................................          United States         27,000          813,375
                                                                                                                 -----------
                                                                                                                   6,639,963
                                                                                                                 -----------
(a)  INDUSTRIAL SERVICES .7%
     Stuart Energy Systems Corp. ....................................            Canada              38,600          583,815
                                                                                                                 -----------
(a)  PROCESS INDUSTRIES .1%
     Eden Biosciences Corp. .........................................          United States          1,900           71,963
                                                                                                                 -----------
(a)  PRODUCER MANUFACTURING .2%
(d)  Hydrogenics Corp. ..............................................             Canada             13,500          162,844
                                                                                                                 -----------
(a)  TECHNOLOGY SERVICES 23.7%
     Affiliated Computer Services Inc., A ...........................          United States         27,000        1,503,563
     Ariba Inc. .....................................................          United States          7,000          884,625
     Art Technology Group Inc. ......................................          United States         10,500          658,875
     BEA Systems Inc. ...............................................          United States         16,000        1,148,000
     BroadVision Inc. ...............................................          United States         33,600          999,600
     Commerce One Inc. ..............................................          United States         10,600          680,388
     Evolve Software Inc. ...........................................          United States         68,000        1,066,750
     i2 Technologies Inc. ...........................................          United States          7,500        1,275,000
     Microsoft Corp. ................................................          United States         22,000        1,515,250
     Oracle Corp. ...................................................          United States         22,000          726,000
     Predictive Systems Inc. ........................................          United States         75,000        1,040,625
     Quest Software Inc. ............................................          United States         15,000          655,313
     Sapient Corp. ..................................................          United States         32,000        1,138,000
     Scient Corp. ...................................................          United States         70,000        1,260,000
     Siebel Systems Inc. ............................................          United States         13,900        1,458,631
     VeriSign Inc. ..................................................          United States          5,500          726,000
     VERITAS Software Corp. .........................................          United States         10,000        1,410,150
                                                                                                                 -----------
                                                                                                                  18,146,770
                                                                                                                 -----------
     TOTAL COMMON STOCKS (COST $71,948,643) .........................                                             73,243,473
                                                                                                                 -----------
     PREFERRED STOCKS .2%
(a,c)Micro Photonix Integration Corp., pfd., C (COST $190,255) ......          United States         30,126          190,255
                                                                                                                 -----------
     TOTAL LONG TERM INVESTMENTS (COST $72,138,898) .................                                             73,433,728
                                                                                                                 -----------
     SHORT TERM INVESTMENTS 1.8%
(b)  Franklin Institutional Fiduciary Trust Money Market Portfolio
      (COST $1,348,867) .............................................          United States      1,348,867        1,348,867
                                                                                                                 -----------
     TOTAL INVESTMENTS (COST $73,487,765) 97.6% .....................                                             74,782,595
     OTHER ASSETS, LESS LIABILITIES 2.4% ............................                                              1,801,934
     NET ASSETS 100.0% ..............................................                                            $76,584,529
                                                                                                                 ===========


(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c) See Note 6 regarding restricted securities.
(d) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


62                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)

                                              FRANKLIN       FRANKLIN GLOBAL        FRANKLIN
                                            BIOTECHNOLOGY     COMMUNICATIONS       GLOBAL HEALTH    FRANKLIN NATURAL
                                           DISCOVERY FUND          FUND             CARE FUND        RESOURCES FUND
                                         ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................    $ 1,261,969,299     $   256,854,342    $   175,069,584     $    55,050,063
                                         ===========================================================================
  Value .............................      1,586,674,713         285,862,845        223,313,045          59,777,448
 Receivables:
  Investment securities sold ........            671,353          13,494,411          2,827,306             139,125
  Capital shares sold ...............          9,796,960             432,867          2,513,774             615,996
  Dividends and interest ............             89,000             160,062            100,446              20,165
 Deposits with brokers (Note 1) .....          4,297,811                  --                 --                  --
 Other assets .......................            150,000                  --                 --                  --
                                         ---------------------------------------------------------------------------
      Total assets ..................      1,601,679,837         299,950,185        228,754,571          60,552,734
                                         ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...          6,795,844           3,491,597          5,534,403             250,800
  Capital shares redeemed ...........          5,795,771             522,040            473,461              84,451
  Affiliates ........................          1,226,928             264,198            225,307              46,583
  Shareholders ......................             21,282              33,493             10,417               7,606
 Other liabilities ..................             30,861              44,832             57,967              27,683
                                         ---------------------------------------------------------------------------
      Total liabilities .............         13,870,686           4,356,160          6,301,555             417,123
                                         ---------------------------------------------------------------------------
       Net assets, at value .........    $ 1,587,809,151     $   295,594,025    $   222,453,016     $    60,135,611
                                         ===========================================================================
Net assets consist of:
 Undistributed net investment income     $            --     $       126,641    $            --     $       370,704
 Accumulated net operating loss .....         (2,201,761)                 --           (477,888)                 --
 Net unrealized appreciation ........        324,705,414          29,008,358         48,243,055           4,727,385
 Accumulated net realized gain (loss)          3,096,489          25,778,736         12,169,245          (1,051,761)
 Capital shares .....................      1,262,209,009         240,680,290        162,518,604          56,089,283
                                         ---------------------------------------------------------------------------
       Net assets, at value .........    $ 1,587,809,151     $   295,594,025    $   222,453,016     $    60,135,611
                                         ===========================================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000 (UNAUDITED)

                                                               FRANKLIN       FRANKLIN GLOBAL     FRANKLIN
                                                            BIOTECHNOLOGY     COMMUNICATIONS    GLOBAL HEALTH   FRANKLIN NATURAL
                                                            DISCOVERY FUND         FUND           CARE FUND      RESOURCES FUND
                                                           ---------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................    $   1,587,809,151    $254,526,845    $176,750,385    $ 49,818,924
                                                           ===================================================================
 Shares outstanding ....................................           18,966,056      14,469,234       6,277,011       3,016,281
                                                           ===================================================================
 Net asset value per share(a)...........................    $           83.72    $      17.59    $      28.16    $      16.52
                                                           ===================================================================
 Maximum offering price per share
 (net asset value per share / 94.25%) ..................    $           88.83    $      18.66    $      29.88    $      17.53
                                                           ===================================================================
CLASS B:
 Net assets, at value ..................................                   --    $  8,041,215    $ 10,692,447              --
                                                           ===================================================================
 Shares outstanding ....................................                   --         463,203         385,173              --
                                                           ===================================================================
 Net asset value and maximum offering price per share(a)                   --    $      17.36    $      27.76              --
                                                           ===================================================================
CLASS C:
 Net assets, at value ..................................                   --    $ 33,025,965    $ 35,010,184              --
                                                           ===================================================================
 Shares outstanding ....................................                   --       1,902,938       1,273,247              --
                                                           ===================================================================
 Net asset value per share(a)...........................                   --    $      17.36    $      27.50              --
                                                           ===================================================================
 Maximum offering price per share
 (net asset value per share / 99%) .....................                   --    $      17.54    $      27.78              --
                                                           ===================================================================
ADVISOR CLASS:
 Net assets, at value ..................................                   --              --              --    $ 10,316,687
                                                           ===================================================================
 Shares outstanding ....................................                   --              --              --         604,366
                                                           ===================================================================
 Net asset value and maximum offering price per share ..                   --              --              --    $      17.07
                                                           ===================================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.
64

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000 (UNAUDITED)

                                                       FRANKLIN
                                                      TECHNOLOGY
                                                         FUND
                                                     ------------
Assets:
 Investments in securities:
  Cost ..........................................    $ 73,487,765
                                                     ============
  Value .........................................      74,782,595
 Receivables:
  Investment securities sold ....................       1,620,347
  Capital shares sold ...........................         853,359
  Dividends and interest ........................             570
 Offering costs .................................          58,496
                                                     ------------
      Total assets ..............................      77,315,367
                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased................         563,896
  Capital shares redeemed .......................          65,473
  Affiliates ....................................          95,789
  Shareholders ..................................           2,112
 Other liabilities ..............................           3,568
                                                     ------------
      Total liabilities .........................         730,838
                                                     ------------
       Net assets, at value .....................    $ 76,584,529
                                                     ============
Net assets consist of:
 Accumulated net operating loss .................    $   (239,021)
 Net unrealized appreciation ....................       1,294,830
 Accumulated net realized loss ..................      (1,853,209)
 Capital shares .................................      77,381,929
                                                     ------------
       Net assets, at value .....................    $ 76,584,529
                                                     ============


                      See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000 (UNAUDITED)

                                                                                           FRANKLIN
                                                                                          TECHNOLOGY
                                                                                             FUND
                                                                                          -----------
CLASS A:
 Net assets, at value ...............................................................     $42,286,053
                                                                                          ===========
 Shares outstanding .................................................................       3,933,204
                                                                                          ===========
 Net asset value per share(a)........................................................     $     10.75
                                                                                          ===========
 Maximum offering price per share (net asset value per share / 94.25%)...............     $     11.41
                                                                                          ===========
CLASS B:
 Net assets, at value ...............................................................     $ 8,376,000
                                                                                          ===========
 Shares outstanding .................................................................         781,028
                                                                                          ===========
 Net asset value and maximum offering price per share(a).............................     $     10.72
                                                                                          ===========
CLASS C:
 Net assets, at value ...............................................................     $14,519,040
                                                                                          ===========
 Shares outstanding .................................................................       1,357,692
                                                                                          ===========
 Net asset value per share(a)........................................................     $     10.69
                                                                                          ===========
 Maximum offering price per share (net asset value per share / 99%) .................     $     10.80
                                                                                          ===========
ADVISOR CLASS:
 Net assets, at value ...............................................................     $11,403,436
                                                                                          ===========
 Shares outstanding .................................................................       1,059,687
                                                                                          ===========
 Net asset value and maximum offering price per share ...............................     $     10.76
                                                                                          ===========


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.
66

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)

                                                       FRANKLIN       FRANKLIN GLOBAL      FRANKLIN
                                                     BIOTECHNOLOGY     COMMUNICATIONS    GLOBAL HEALTH    FRANKLIN NATURAL
                                                     DISCOVERY FUND         FUND            CARE FUND       RESOURCES FUND
                                                    ----------------------------------------------------------------------
Investment income:(a)
 Dividends .....................................    $   4,104,512     $   1,602,430     $     741,818     $     471,635
 Interest ......................................          323,255            94,195                --                --
                                                    ----------------------------------------------------------------------
      Total investment income ..................        4,427,767         1,696,625           741,818           471,635
                                                    ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................        2,903,498           808,779           485,000           176,062
 Administrative fees (Note 3) ..................          782,298                --                --                --
 Distribution fees (Note 3)
  Class A ......................................        1,733,317           354,513           176,790            80,071
  Class B ......................................               --            33,026            32,148                --
  Class C ......................................               --           170,983           140,947                --
 Transfer agent fees (Note 3) ..................          971,706           237,548           266,818            85,637
 Custodian fees ................................            8,980            21,061             1,570               765
 Reports to shareholders .......................           92,264            31,182            37,001             7,582
 Registration and filing fees ..................           94,582            48,855            54,629            15,658
 Professional fees (Note 3) ....................           35,029             9,806            20,942             4,305
 Trustees' fees and expenses ...................            4,025             2,178               877               318
 Other .........................................            2,640             8,067             2,984               932
                                                    ----------------------------------------------------------------------
      Total expenses ...........................        6,628,339         1,725,998         1,219,706           371,330
      Expenses waived/paid by affiliate (Note 3)               --                --                --           (95,256)
                                                    ----------------------------------------------------------------------
       Net expenses ............................        6,628,339         1,725,998         1,219,706           276,074
                                                    ----------------------------------------------------------------------
        Net investment income (loss) ...........       (2,200,572)          (29,373)         (477,888)          195,561
                                                    ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................        3,951,500        (2,373,103)       17,560,277         2,191,313
  Foreign currency transactions ................          150,246          (111,063)           19,571             2,415
                                                    ----------------------------------------------------------------------
      Net realized gain (loss) .................        4,101,746        (2,484,166)       17,579,848         2,193,728
 Net unrealized appreciation (depreciation) on:
  Investments ..................................      349,802,720       (38,366,207)       33,364,403          (180,661)
  Translation of assets and liabilities
    denominated in foreign currencies ..........               --             4,978              (406)               --
                                                    ----------------------------------------------------------------------
      Net unrealized appreciation (depreciation)      349,802,720       (38,361,229)       33,363,997          (180,661)
                                                    ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ........      353,904,466       (40,845,395)       50,943,845         2,013,067
                                                    ----------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations ....................    $ 351,703,894     $ (40,874,768)    $  50,465,957     $   2,208,628
                                                    ======================================================================

(a)Net of foreign taxes of $16,042, $7,319, and $10,203 for the Franklin Global Communications Fund, Franklin Global Health Care Fund, and Franklin Natural Resources Fund, respectively.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)

                                                                                      FRANKLIN
                                                                                     TECHNOLOGY
                                                                                        FUND
                                                                                  ------------
Investment income:
(net of foreign taxes of $101)
 Dividends ....................................................                    $   138,082
 Interest .....................................................                          4,542
                                                                                  ------------
      Total investment income .................................                        142,624
                                                                                  ------------
Expenses:
 Management fees (Note 3) .....................................                        127,446
 Administrative fees (Note 3) .................................                         49,012
 Distribution fees (Note 3)
  Class A .....................................................                         49,526
  Class B .....................................................                         29,479
  Class C .....................................................                         45,304
 Transfer agent fees (Note 3) .................................                         48,069
 Custodian fees ...............................................                            534
 Reports to shareholders ......................................                          1,730
 Registration and filing fees .................................                          1,128
 Professional fees (Note 3) ...................................                          6,081
 Trustees' fees and expenses ..................................                            230
 Amortization of offering costs (Note 1) ......................                         57,747
 Other ........................................................                            343
                                                                                  ------------
      Total expenses ..........................................                        416,629
      Expenses waived/paid by affiliate (Note 3) ..............                        (34,984)
                                                                                  ------------
       Net expenses ...........................................                        381,645
                                                                                  ------------
        Net investment loss ...................................                       (239,021)
                                                                                  ------------
Realized and unrealized gains (losses):
Net realized loss from:
  Investments .................................................                     (1,852,933)
  Foreign currency transactions ...............................                           (276)
                                                                                  ------------
      Net realized loss .......................................                     (1,853,209)
 Net unrealized appreciation on investments ...................                      1,294,830
                                                                                  ------------
Net realized and unrealized loss ..............................                       (558,379)
                                                                                  ------------
Net decrease in net assets resulting from operations ..........                    $  (797,400)
                                                                                  ============


                       See notes to financial statements.
68

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000

                                               FRANKLIN BIOTECHNOLOGY DISCOVERY FUND  FRANKLIN GLOBAL COMMUNICATIONS FUND
                                              ----------------------------------------------------------------------------
                                                   SIX MONTHS            YEAR            SIX MONTHS             YEAR
                                                     ENDED               ENDED              ENDED               ENDED
                                               OCTOBER 31, 2000     APRIL 30, 2000    OCTOBER 31, 2000     APRIL 30, 2000
                                              ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........      $    (2,200,572)    $    (1,384,129)    $       (29,373)    $     1,517,088
  Net realized gain (loss) from
   investments and foreign currency
   transactions ........................            4,101,746           4,784,048          (2,484,166)         46,156,983
  Net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   denominated in foreign currencies ...          349,802,720         (21,785,672)        (38,361,229)         28,526,623
                                              ---------------------------------------------------------------------------
      Net increase (decrease) in
       net assets resulting from
       operations ......................          351,703,894         (18,385,753)        (40,874,768)         76,200,694
 Distributions to shareholders from:
  Net investment income:
   Class A .............................                   --                  --                  --          (4,009,477)
   Class B .............................                   --                  --                  --              (6,176)
   Class C .............................                   --                  --                  --            (215,000)
  Net realized gains:
   Class A .............................                   --            (223,281)                 --         (33,553,640)
   Class B .............................                   --                  --                  --            (110,158)
   Class C .............................                   --                  --                  --          (3,053,817)
                                              ---------------------------------------------------------------------------
 Total distributions to shareholders ...                   --            (223,281)                 --         (40,948,268)
 Capital share transactions: (Note 2)
   Class A .............................          317,631,988         867,632,458          (1,172,059)         57,951,832
   Class B .............................                   --                  --           4,671,141           4,489,511
   Class C .............................                   --                  --           4,313,585          14,252,127
                                              ---------------------------------------------------------------------------
 Total capital share transactions ......          317,631,988         867,632,458           7,812,667          76,693,470
      Net increase (decrease)
       in net assets ...................          669,335,882         849,023,424         (33,062,101)        111,945,896
Net assets:
 Beginning of period ...................          918,473,269          69,449,845         328,656,126         216,710,230
                                              ---------------------------------------------------------------------------
 End of period .........................      $ 1,587,809,151     $   918,473,269     $   295,594,025     $   328,656,126
                                              ===========================================================================
Undistributed net investment income
 (accumulated net operating loss)
 included in net assets:
  End of period ........................      $    (2,201,761)    $        (1,189)    $       126,641     $       156,014
                                              ===========================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000

                                             FRANKLIN GLOBAL HEALTH CARE FUND     FRANKLIN NATURAL RESOURCES FUND
                                             -----------------------------------------------------------------------
                                               SIX MONTHS             YEAR            SIX MONTHS         YEAR
                                                  ENDED              ENDED              ENDED            ENDED
                                             OCTOBER 31, 2000    APRIL 30, 2000    OCTOBER 31, 2000   APRIL 30, 2000
                                             ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........    $    (477,888)    $    (758,261)    $     195,561     $     164,594
  Net realized gain from investments
   and foreign currency transactions .....       17,579,848         9,286,216         2,193,728         3,472,068
  Net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   denominated in foreign currencies .....       33,363,997        23,890,150          (180,661)        3,095,782
                                              ---------------------------------------------------------------------
      Net increase in net assets resulting
       from operations ...................       50,465,957        32,418,105         2,208,628         6,732,444
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................               --                --                --          (250,190)
   Advisor Class .........................               --                --                --            (2,323)
                                              ---------------------------------------------------------------------
 Total distributions to shareholders .....               --                --                --          (252,513)
 Capital share transactions: (Note 2)
   Class A ...............................       45,851,770       (10,806,942)        6,929,360        (9,142,232)
   Class B ...............................        5,948,685         2,675,497                --                --
   Class C ...............................        6,187,778         1,505,360                --                --
   Advisor Class .........................               --                --         1,100,667         8,226,100
                                              ---------------------------------------------------------------------
 Total capital share transactions ........       57,988,233        (6,626,085)        8,030,027          (916,132)
      Net increase in net assets .........      108,454,190        25,792,020        10,238,655         5,563,799
Net assets:
 Beginning of period .....................      113,998,826        88,206,806        49,896,956        44,333,157
                                              ---------------------------------------------------------------------
 End of period ...........................    $ 222,453,016     $ 113,998,826     $  60,135,611     $  49,896,956
                                              =====================================================================
Undistributed net investment income
 (accumulated net operating loss)
 included in net assets:
  End of period ..........................    $    (477,888)    $          --     $     370,704     $     175,143
                                              =====================================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)

                                                                                                FRANKLIN
                                                                                            TECHNOLOGY FUND
                                                                                            ---------------
                                                                                               SIX MONTHS
                                                                                                  ENDED
                                                                                            OCTOBER 31, 2000
                                                                                            ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ..............................................................          $  (239,021)
  Net realized loss from investments and foreign currency transactions .............           (1,853,209)
  Net unrealized appreciation on investments .......................................            1,294,830
                                                                                            ---------------
      Net decrease in net assets resulting from operations .........................             (797,400)
 Capital share transactions: (Note 2)
  Class A ..........................................................................           42,513,407
  Class B ..........................................................................            8,249,263
  Class C ..........................................................................           14,759,605
  Advisor Class ....................................................................           11,859,654
                                                                                            ---------------
 Total capital share transactions ..................................................           77,381,929
      Net increase in net assets ...................................................           76,584,529
Net assets:
 Beginning of period ...............................................................                  --
                                                                                            ---------------
 End of period .....................................................................          $76,584,529
                                                                                            ===============
Accumulated net operating loss included in net assets:
 End of period .....................................................................          $  (239,021)
                                                                                            ===============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

        CAPITAL GROWTH                                      TOTAL RETURN
        -----------------------------------------------------------------------------------------
        Franklin Biotechnology Discovery Fund               Franklin Global Communications Fund
        Franklin Global Health Care Fund                    Franklin Natural Resources Fund
        Franklin Technology Fund

Effective May 1, 2000, the Franklin Strategic Series began offering shares of the Franklin Technology Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES SOLD SHORT:

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates.

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITIES SOLD SHORT: (CONT.)

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. At October 31, 2000, the Franklin Biotechnology Discovery Fund had no open short sales.

d. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                CLASS A & ADVISOR CLASS
------------------------------------------------------------------------
Franklin Biotechnology Discovery Fund  Franklin Natural Resources Fund



 CLASS A, CLASS B & CLASS C           CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-------------------------------------------------------------------------------
 Franklin Global Communications Fund  Franklin Technology Fund
 Franklin Global Health Care Fund

FRANKLIN STRATEGIC SERIES

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                      FRANKLIN BIOTECHNOLOGY                FRANKLIN GLOBAL                   FRANKLIN GLOBAL
                                          DISCOVERY FUND                   COMMUNICATIONS FUND                HEALTH CARE FUND
                                   -------------------------------------------------------------------------------------------------
                                     SHARES             AMOUNT            SHARES          AMOUNT            SHARES        AMOUNT
                                   -------------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended
 October 31, 2000
  Shares sold ..................    6,891,855      $  561,191,626       1,970,917      $ 38,396,246       6,408,006    $159,523,957
  Shares redeemed ..............   (3,122,799)       (243,559,638)     (2,069,656)      (39,568,305)     (4,594,139)   (113,672,187)
                                   -------------------------------------------------------------------------------------------------
  Net increase (decrease) ......    3,769,056      $  317,631,988         (98,739)     $ (1,172,059)      1,813,867     $45,851,770
                                   =================================================================================================
Year ended April 30, 2000
 Shares sold ...................   17,971,248      $1,271,076,030       6,271,281      $129,648,724       7,355,772    $125,127,747
 Shares issued in reinvestment
   of distributions ............        4,597             178,540       1,754,362        32,769,923              --              --
 Shares redeemed ...............   (5,745,246)       (403,622,112)     (5,232,137)     (104,466,815)     (8,241,799)   (135,934,689)
                                   -------------------------------------------------------------------------------------------------
 Net increase (decrease) .......   12,230,599      $  867,632,458       2,793,506      $ 57,951,832        (886,027)   $(10,806,942)
                                   =================================================================================================
CLASS B SHARES:
Six months ended October 31, 2000
 Shares sold ..........................................................   258,335      $  4,931,093         256,370    $  6,513,771
 Shares redeemed ......................................................   (14,167)         (259,952)        (22,405)       (565,086)
                                                                          ---------------------------------------------------------
 Net increase .........................................................   244,168      $  4,671,141         233,965    $  5,948,685
                                                                          =========================================================
Year ended April 30, 2000
 Shares sold ..........................................................   211,587      $  4,444,191         140,895    $  2,768,142
 Shares issued in reinvestment of distributions .......................     5,728           106,660              --              --
 Shares redeemed ......................................................    (2,948)          (61,340)         (4,723)        (92,645)
                                                                          ---------------------------------------------------------
 Net increase .........................................................   214,367      $  4,489,511         136,172    $  2,675,497
                                                                          =========================================================
CLASS C SHARES:
Six months ended October 31, 2000
 Shares sold ..........................................................   424,627      $  8,040,267         507,525    $ 12,778,559
 Shares redeemed ......................................................  (199,801)       (3,726,682)       (259,681)     (6,590,781)
                                                                          ---------------------------------------------------------
 Net increase .........................................................   224,826      $  4,313,585         247,844    $  6,187,778
                                                                          =========================================================
Year ended April 30, 2000
 Shares sold ..........................................................   759,183      $ 15,751,309         486,834    $  8,924,197
 Shares issued in reinvestment of distributions .......................   154,008         2,861,777              --             --
 Shares redeemed ......................................................  (232,780)       (4,360,959)       (464,033)     (7,418,837)
                                                                          ---------------------------------------------------------
 Net increase .........................................................   680,411      $ 14,252,127          22,801    $  1,505,360
                                                                          =========================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  FRANKLIN
                                                            NATURAL RESOURCES FUND            FRANKLIN TECHNOLOGY FUND
                                                       ------------------------------------------------------------------
                                                          SHARES              AMOUNT          SHARES              AMOUNT
                                                       ------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2000
 Shares sold .......................................    2,065,885         $ 35,196,494       4,546,077         $49,655,368
 Shares redeemed ...................................   (1,661,975)         (28,267,134)       (612,873)         (7,141,961)
                                                       -------------------------------------------------------------------
 Net increase ......................................      403,910         $  6,929,360       3,933,204         $42,513,407
                                                       ===================================================================
Year ended April 30, 2000
 Shares sold .......................................    2,824,749         $ 39,331,408
 Shares issued in reinvestment of distributions ....       17,350              232,665
 Shares redeemed ...................................   (3,551,679)         (48,706,305)
                                                       -------------------------------
 Net decrease ......................................     (709,580)        $ (9,142,232)
                                                       ===============================
CLASS B SHARES:
Six months ended October 31, 2000
 Shares sold .............................................................................     800,405         $ 8,474,091
 Shares redeemed .........................................................................     (19,377)           (224,828)
                                                                                             -----------------------------
 Net increase ............................................................................     781,028         $ 8,249,263
                                                                                             =============================
CLASS C SHARES:
Six months ended October 31, 2000
 Shares sold .............................................................................   1,396,174         $15,197,653
 Shares redeemed .........................................................................     (38,482)           (438,048)
                                                                                             -----------------------------
 Net increase ............................................................................   1,357,692         $14,759,605
                                                                                             =============================
ADVISOR CLASS SHARES:
Six months ended October 31, 2000
 Shares sold .......................................       75,760         $  1,322,037       1,109,084         $12,409,318
 Shares redeemed ...................................      (12,790)            (221,370)        (49,397)           (549,664)
                                                       -------------------------------------------------------------------
 Net increase ......................................       62,970         $  1,100,667       1,059,687         $11,859,654
                                                       ===================================================================
Year ended April 30, 2000
 Shares sold .......................................      532,473         $  8,436,067
 Shares issued in reinvestment of distributions ....          166                2,297
 Shares redeemed ...................................      (14,648)            (212,264)
                                                       --------------------------------
 Net increase ......................................      517,991         $  8,226,100
                                                       ================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONT.)
All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average net assets of the funds as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
      ---------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
      -------------------------------------------------------------------------
         .550%    First $500 million
         .450%    Over $500 million, up to and including $1 billion
         .400%    Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the fund's average daily net assets.

Advisers agreed in advance to waive management fees and/or administrative fees for the Franklin Natural Resources Fund and the Franklin Technology Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average net assets as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
      ---------------------------------------------------------------
         .150%    First $200 million
         .135%    Over $200 million, up to and including $700 million
         .100%    Over $700 million, up to and including $1.2 billion
         .075%    Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares as follows:

                       FRANKLIN        FRANKLIN GLOBAL     FRANKLIN                                 FRANKLIN
                     BIOTECHNOLOGY     COMMUNICATIONS   GLOBAL HEALTH     FRANKLIN NATURAL         TECHNOLOGY
                     DISCOVERY FUND         FUND          CARE FUND         RESOURCES FUND            FUND
                   ------------------------------------------------------------------------------------------
Class A ........          .25%              .25%             .25%                .35%                 .35%
Class B ........           --              1.00%            1.00%                 --                 1.00%
Class C ........           --              1.00%            1.00%                 --                 1.00%

The Franklin Biotechnology Discovery Fund reimburses .25% to Distributors when the fund is closed and .35% when it is open to new investors.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          FRANKLIN     FRANKLIN GLOBAL    FRANKLIN                             FRANKLIN
                                        BIOTECHNOLOGY  COMMUNICATIONS   GLOBAL HEALTH   FRANKLIN NATURAL      TECHNOLOGY
                                       DISCOVERY FUND      FUND           CARE FUND       RESOURCES FUND         FUND
                                      ----------------------------------------------------------------------------------
Net commissions received (paid) ......   $2,027,520     $(197,134)       $(258,422)          $31,125          $(354,222)
Contingent deferred sales charges ....   $   87,247     $   4,826        $  35,721                --          $   5,722

The Funds paid transfer agent fees of $1,609,778, of which $1,420,603 was paid to Investor Services.

At October 31, 2000, Advisers and/or investment companies managed by Advisers owned 13.36% of the Franklin Technology Fund.

Included in professional fees are legal fees of $25,569 that were paid to a law firm in which a partner was an officer of the Funds.


4. INCOME TAXES

At April 30, 2000, the funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                   FRANKLIN
                                                 GLOBAL HEALTH        FRANKLIN NATURAL
                                                   CARE FUND           RESOURCES FUND
                                                  -------------------------------------
        Capital loss carryovers expiring in:
         2007 ...............................     $3,510,661             $3,167,296
         2008 ...............................      1,450,448                     --
                                                  -------------------------------------
                                                   $4,961,109             $3,167,296
                                                  =====================================

At April 30, 2000, the Franklin Biotechnology Discovery Fund had deferred capital losses occurring subsequent to October 31, 1999 of $84,321. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

FRANKLIN STRATEGIC SERIES

4. INCOME TAXES (CONT.)

At April 30, 2000, the Franklin Biotechnology Discovery Fund and the Franklin Global Communications Fund had deferred currency losses occurring subsequent to October 31, 1999 of $1,189 and $40,776, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of cash sales and foreign currency transactions.

At October 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                        FRANKLIN        FRANKLIN GLOBAL    FRANKLIN                                FRANKLIN
                                      BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH    FRANKLIN NATURAL        TECHNOLOGY
                                      DISCOVERY FUND        FUND          CARE FUND       RESOURCES FUND             FUND
                                     ---------------------------------------------------------------------------------------
Investments at cost                  $1,265,194,290     $256,947,513     $175,957,260     $55,105,237            $74,934,632
                                     ---------------------------------------------------------------------------------------
Unrealized appreciation              $  451,923,927     $ 54,808,597     $ 54,976,130     $10,200,620            $ 8,853,292
Unrealized depreciation                (130,443,504)     (25,893,265)      (7,620,345)     (5,528,409)            (9,005,329)
                                     ---------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                       $  321,480,423     $ 28,915,332     $ 47,355,785     $ 4,672,211            $  (152,037)
                                     =======================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2000 were as follows:

                                        FRANKLIN        FRANKLIN GLOBAL    FRANKLIN                                FRANKLIN
                                      BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH    FRANKLIN NATURAL        TECHNOLOGY
                                      DISCOVERY FUND        FUND          CARE FUND       RESOURCES FUND             FUND
                                     ---------------------------------------------------------------------------------------
Purchases                             $516,093,905      $174,031,444     $176,019,890     $20,006,228            $111,171,149
Sales                                 $165,622,342      $161,680,581     $114,769,279     $12,680,288            $ 37,179,317

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

6. RESTRICTED SECURITIES
The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2000, the funds held restricted securities as follows:

                                                                                     ACQUISITION
 SHARES         ISSUER                                                                   DATE          COST             VALUE
--------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
2,227,172       Fibrogen Inc., pfd., F .........................................       5/19/00     $10,000,002       $10,000,002
1,161,291       Kosan Biosciences Inc., C ......................................       3/24/00      12,000,007        15,742,751
                                                                                                                     -----------
                TOTAL RESTRICTED SECURITIES (1.62% of Net Assets) ..............                                     $25,742,753
                                                                                                                     ===========
FRANKLIN GLOBAL COMMUNICATIONS FUND
   95,932       Kestrel Solutions, pfd., D (.42% of Net Assets) ................       1/20/00     $ 1,249,994       $ 1,249,994
                                                                                                                     ===========
FRANKLIN GLOBAL HEALTH CARE FUND
 136,364        Masimo Corp., pfd., F (.67% of Net Assets) .....................       5/15/00     $ 1,500,004       $ 1,500,004
                                                                                                                     ===========
FRANKLIN TECHNOLOGY FUND
  30,126        Micro Photonix Integration Corp., pfd., C (.25% of Net Assets)..       6/23/00     $   190,255       $   190,255
                                                                                                                     ===========

                      This page intentionally left blank.



SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Strategic Income Fund covers the six-month period ended October 31, 2000. During this time, the fixed-income markets continued to report mixed results. Decelerating U.S. economic growth somewhat offset the impact of rising energy prices, curbing inflationary pressures. Consequently, after a 50-basis-point increase in the federal funds target rate in May, the Federal Reserve Board held the target rate steady at 6.50% for the remainder of the reporting period. With a favorable outlook toward domestic inflationary pressures, interest rates declined over the course of the reporting period, pushing the 10-year Treasury yield





The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 18.


CONTENTS

Shareholder Letter ........................................................    1

Performance Summary .......................................................   12

Financial Highlights & Statement of Investments ...........................   14

Financial Statements ......................................................   27

Notes to Financial Statements .............................................   30


                        [FUND CATEGORY PYRAMID GRAPHIC]
down to 5.75% on October 31, 2000, from 6.21% at the beginning of the reporting period. On the other hand, equity market volatility pressured the growth-oriented fixed-income sectors during the period.

Within this environment, Franklin Strategic Income Fund sought to take advantage of relative value opportunities within the fixed-income universe, given the Fund's flexibility to invest across six primary asset classes: high yield corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, mortgage- and asset-backed securities and convertible securities. Over the past six months we added to the Fund's mortgage-backed security sector, which rebounded with the moderate decline in interest rates combined with tighter yield spreads, or the yield difference, between mortgage-backed issues and Treasuries. We reduced our emerging market bond allocation following strong year-to-date results. Finally, we capitalized on the continued weakness in the high yield corporate bond market, which appeared to be largely driven by negative technical trading dynamics, to increase the Fund's exposure at what we considered more attractive prices.

Although the impact from equity market declines did constrain returns within its more growth-oriented fixed-income sectors, the Fund's Class A shares were still able to generate a +1.17% cumulative total return during the period under review, as shown in the Performance Summary beginning on page 12. Considering the global economic environment and current relative valuation levels, we believe our portfolio positioning, currently favoring growth-oriented over interest rate-sensitive fixed-income sectors, should lead to superior income and returns for our shareholders over the longer term, which is consistent with the Fund's long-term performance. We encourage you to read further for more detailed sector discussions and our portfolio management strategies during the period under review.

SECTOR DISCUSSIONS
HIGH YIELD CORPORATE BONDS

Over the past six months, a combination of broad equity market weakness and a negative supply/demand trading environment for lower-rated corporate debt pressured high yield corporate bond prices. As asset outflows from dedicated high yield mutual funds persisted throughout the reporting period, the sector's yield spread over Treasuries widened to levels not seen since early 1991. Although the default rate has risen from historically low levels over the past three years, our near-term outlook for a moderately growing domestic economy should provide some support to the credit profiles for many of this market's issuers. And at recent pricing levels, much of the impact from this rise in default rates now appears to be priced into the market. Consequently, we increased the portfolio's exposure to high yield corporate bonds, which remained the Fund's largest sector weighting on October 31, 2000, as shown in the table on page 5.

A sharp rise in energy prices helped support the Fund's high yield positions in related industries. R&B Falcon, a provider of deepwater drilling equipment and services, recently announced its proposed merger with investment-grade rated Transocean

Sedco Forex. Subsequently, R&B Falcon announced a tender offer for its outstanding preferred stock, which the Fund holds, at a substantial premium. Consolidation activity also continued in the broadcasting industry. After merging with investment-grade rated Clear Channel Communications, radio station operator AMFM announced the redemption of its 9.0% senior subordinated notes, allowing the Fund to book a significant gain on its related bond holdings.

We also continued to overweight companies operating in the communications industries, which remained the Fund's largest industry allocation at period end. We found wireless communications issues to be particularly attractive, given their favorable long-term growth prospects, generally improving credit profiles, and the continued trend toward industry consolidation. For example, the Fund initiated a position in Crown Castle, one of the largest owners and operators of wireless communications towers. We believe this communications infrastructure company should benefit from the increasing demand for transmission towers, currently fueled by rapid growth in global wireless communication penetration.

As is our usual practice, the Fund proactively managed its existing high yield bonds, selling those positions whose outlooks had fundamentally deteriorated or whose valuations we deemed overvalued. For example, the improved outlook for domestic refinery fundamentals gave the Fund an opportunity to sell its Clark Refining & Marketing bonds on strength, even though the company's longer-term credit outlook remained questionable given its substantial degree of leverage.

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                            10/31/00     4/30/00
--------------------------------------------------------------------------------
High Yield Corporate Bonds and Preferred Stock                37.7%       37.2%

Emerging Market Debt Securities                               19.1%       20.4%

Mortgage and Other Asset-Backed Securities                    12.9%       11.9%

Convertible Securities                                         8.8%        8.9%

Developed Country International Bonds                          8.3%        9.1%

U.S. Government Securities                                     6.2%        7.2%

Short-Term Investments & Other Net Assets                      7.0%        5.3%



EMERGING MARKET DEBT SECURITIES

Our emerging market bonds provided a positive total return for the Fund during the period under review. However, toward the end of the reporting period, concerns arose over the economic outlook for select sovereign issuers and the impact that worsening equity markets and a slowing U.S. economy could have on developing markets, putting some downward pressure on emerging market bond prices. We took advantage of the year-to-date gains in this sector to moderately reduce the Fund's exposure during the six-month period. Despite these sales, emerging market sovereign bonds still represented the second-largest sector weighting in the portfolio due to their attractive yield spreads over Treasuries and our favorable outlook for stable to improving economic growth in certain developing countries.

Throughout the period, Latin America remained our top region within this sector's holdings. However, we did significantly reduce our exposure to Argentina, given concerns over that country's economic malaise and its external financing needs going forward, while increasing our holdings in Brazil and Mexico. This swap proved timely, as what we view as favorable fundamentals in Brazil and Mexico provided support to their sovereign bonds, while the difficult Argentinean economic picture caused its bonds to underperform. Rising energy prices also provided an opportunity for the Fund to lower its exposure to Venezuela on strength, as the positive short-term impact from higher crude oil revenues was tempered by a less optimistic view on that country's political leadership.

DEVELOPED COUNTRY INTERNATIONAL BONDS

The U.S. dollar's continued strength, particularly versus a flagging euro, offset a modest interest-rate decline and continued to pressure returns from the international developed country bond sector. We kept this sector underweighted in the portfolio, given relatively low nominal yields and what we assessed as limited total return potential, absent favorable currency moves. The Fund's positions in the international developed country bond sector were generally unhedged at period-end, as the probability for rebounds in certain currencies versus the U.S. dollar increased following their depreciation thus far in 2000.

We kept the Fund's two largest international developed country holdings in European benchmark countries Germany and the

U.K., although we modestly reduced exposure to Germany and France based upon relative value analysis. Within the dollar-bloc countries (Australia, New Zealand and Canada), Australia retained its top weighting in the portfolio.

CONVERTIBLE SECURITIES

Economic concerns, based on sharply rising energy prices combined with a spate of disappointing corporate profit warnings, pushed domestic equity markets lower during the reporting period. For example, the Standard & Poor's 500(TM) Stock Index declined 1.03% and the technology-oriented Nasdaq Composite Index fell 12.31%.(1) Consequently, returns in the convertible security markets were largely constrained.

Within this challenging market environment, we initiated a position in the convertible preferred stock of Cox Communications, one of the largest cable television system operators in the United States. We believe the company could benefit from increasing revenue streams from new service introductions, which include telephony, digital television and high-speed Internet access. We bought Cox following a dip in the company's share price, which subsequently rebounded to provide a meaningful gain for the portfolio. We also added to our holdings of SCI Systems, a leading provider of electronic manufacturing services,







(1) Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).

The S&P 500 Stock Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies.

DIVIDEND DISTRIBUTIONS
5/1/00 - 10/31/00

                                         DIVIDEND PER SHARE
                       ---------------------------------------------------------
MONTH                    CLASS A      CLASS B       CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
May                     6.4 cents    6.03 cents    6.06 cents     6.60 cents

June                    6.4 cents    6.05 cents    6.07 cents     6.58 cents

July                    6.4 cents    6.05 cents    6.07 cents     6.60 cents

August                  6.4 cents    6.05 cents    6.07 cents     6.61 cents

September               6.6 cents    6.26 cents    6.26 cents     6.83 cents

October                 6.6 cents    6.26 cents    6.26 cents     6.80 cents
--------------------------------------------------------------------------------
TOTAL                  38.8 CENTS   36.70 CENTS   36.79 CENTS    40.02 CENTS



during a technology-led market sell-off. SCI's stock price subsequently moved higher following the purchase. Elsewhere, we sold our position in Clear Channel Communications' convertible note after recording a substantial gain, given concerns over the company's high valuation and the potential for decelerating advertising growth. The Fund also exited its position in Global TeleSystems, as we anticipated potential liquidity problems with the funding of that company's telecommunications expansion plans. Since we sold them, Global TeleSystems' convertible bond prices dropped more than 50% by October 31, 2000.

Considering the still relatively healthy valuation levels being priced into equity markets despite the volatility, the Fund maintained a lower exposure to the convertible securities market during this reporting period. However, given the recently bearish market trends and our constructive outlook toward the domestic economy going into 2001, we will continue to analyze future stock market dips for possible buying opportunities in regard to convertible securities.

U.S. GOVERNMENT SECURITIES

During the six-month reporting period, bonds rallied following moderate declines in domestic interest rates, supporting total return performance in the U.S. government securities sector. However, given the relatively low nominal yields offered in the U.S. government bond sector, we maintained a lower exposure to this sector as shown in the table on page 5. Within this sector, we favored U.S. government agency issues, given the yield-spread pickup versus Treasuries. During the period, this yield spread to Treasuries narrowed, causing the portfolio's agency issues to strengthen the Fund's total return performance.

U.S. MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Within the more interest-rate sensitive sectors, we maintained a heavier exposure to mortgage and other asset-backed securities markets, given the relatively attractive yield spreads being offered compared to Treasuries. In the latter half of the reporting period, this yield spread began to contract, particularly in the commercial mortgage-backed sector, providing relatively strong returns for the Fund. We continued to overweight this sector relative to Treasuries, given our more sanguine total return outlook for this sector at existing yield levels within the current interest-rate environment.

LOOKING FORWARD

As we anticipated in our report six months ago, the rate of domestic economic growth has slowed, with third quarter gross domestic product (GDP) posting an estimated 2.4% annualized increase compared to the 5.6% rate generated during the second quarter of 2000. However, expectations remain for an economic soft landing, with the overall economy likely continuing its expansion into 2001. Moreover, although higher energy costs recently put some upward pressure on commodity prices, retail (Consumer Price Index or CPI) and wholesale (Producer Price Index or PPI) pricing levels generally continued to point toward a controlled level of domestic inflation. On the international front, economic growth is generally expected to continue over the intermediate term, although persistent weakness in the euro may prompt additional interest rate increases in Europe. In emerging markets, our outlook for certain leading developing nations appears bright; however, weakness in the fiscal outlooks for select countries as well as a spillover impact from increasing volatility in the U.S. capital markets could increase the importance of prudent country selection in that sector. As always, we will continue to look for opportunities to enhance the Fund's current income and long-term returns while reducing overall volatility by actively managing its sector and security mixture.


Sincerely,


/s/ Christopher J. Molumphy
---------------------------

Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses (see Additional Performance). If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and the yield for the period would have been 8.28%, 8.24%, 8.16% and 8.91% for Classes A, B, C and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return                      +1.17%
Net Asset Value (NAV)                       $9.57 (10/31/00)     $9.84 (4/30/00)
Change in NAV                              -$0.27

Distributions (5/1/00 - 10/31/00)           Dividend Income      $0.3880

CLASS B
Six-Month Total Return                      +1.06%
Net Asset Value (NAV)                       $9.60 (10/31/00)     $9.86 (4/30/00)
Change in NAV                              -$0.26

Distributions (5/1/00 - 10/31/00)            Dividend Income     $0.3670

CLASS C
Six-Month Total Return                      +0.97%
Net Asset Value (NAV)                       $9.57 (10/31/00)     $9.84 (4/30/00)
Change in NAV                              -$0.27

Distributions (5/1/00 - 10/31/00)           Dividend Income      $0.3679

ADVISOR CLASS
Six-Month Total Return                      +1.40%
Net Asset Value (NAV)                       $9.58 (10/31/00)     $9.84 (4/30/00)
Change in NAV                              -$0.26

Distributions (5/1/00 - 10/31/00)           Dividend Income      $0.4002


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                        1-YEAR      5-YEAR      (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.19%       +45.21%      +69.49%
Average Annual Total Return(2)                 +0.71%       +6.81%        +7.93%

                                                                       INCEPTION
CLASS B                                                    1-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +4.76%        +4.32%
Average Annual Total Return(2)                              +0.87%        +0.37%

                                                                       INCEPTION
CLASS C                                                    1-YEAR       (5/1/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +4.77%        +4.39%
Average Annual Total Return(2)                              +2.78%        +1.38%

                                                                       INCEPTION
ADVISOR CLASS(3)                               1-YEAR      5-YEAR      (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.45%       +45.75%      +70.12%
Average Annual Total Return(2)                 +5.45%       +7.83%        +8.72%


AS OF 10/31/00

SHARE CLASS                                A          B          C       ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)                     7.93%      7.83%      7.77%      8.52%
30-Day Standardized Yield(5)             8.54%      8.51%      8.42%      9.18%





For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Effective 9/1/99, the Fund began offering Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows:
(a) For periods prior to 8/12/99, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after 8/11/99, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since 9/1/99 (commencement of sales), the cumulative total return of Advisor Class shares was +5.91%.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value for Class B and Advisor Class) per share on 10/31/00.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. High yield corporate securities entail greater risk than higher-rated securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights


                                                                                                  CLASS A
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                      OCTOBER 31,                          YEAR ENDED APRIL 30,
                                                         2000        ---------------------------------------------------------------
                                                      (UNAUDITED)       2000          1999          1998          1997        1996
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $    9.84     $   10.84     $   11.24     $   10.86     $  10.77    $  10.18
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................             .40           .82           .86           .87          .93         .85
 Net realized and unrealized gains (losses) ....            (.28)        (1.02)         (.43)          .50          .39         .67
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............             .12          (.20)          .43          1.37         1.32        1.52
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................            (.39)         (.80)         (.83)         (.90)        (.96)       (.82)
 Net realized gains ............................              --            --            --          (.09)        (.27)       (.11)
                                                   ---------------------------------------------------------------------------------
Total distributions ............................            (.39)         (.80)         (.83)         (.99)       (1.23)       (.93)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period .................       $    9.57     $    9.84     $   10.84     $   11.24     $  10.86    $  10.77
                                                   =================================================================================

Total return(b) ................................            1.17%        (1.81)%        4.23%        13.10%       12.64%      15.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $ 242,704     $ 254,419     $ 247,574     $ 166,633     $ 34,864    $ 13,022
Ratios to average net assets:
 Expenses ......................................             .75%(c)       .75%          .58%          .25%         .23%        .25%
 Expenses excluding waiver and
   payments by affiliate .......................            1.03%(c)       .99%          .99%         1.05%        1.05%       1.08%
 Net investment income .........................            8.04%(c)      8.10%         7.99%         7.65%        8.60%       8.53%
Portfolio turnover rate ........................           21.92%        43.71%        48.68%        47.47%      114.26%      73.95%


(a)  Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (continued)


                                                                      CLASS B
                                                      ---------------------------------------
                                                      SIX MONTHS ENDED   YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000  ---------------------
                                                        (UNAUDITED)        2000        1999(d)
                                                      ---------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $   9.86       $  10.86     $  10.76
                                                      ---------------------------------------
Income from investment operations:
 Net investment income(a)...........................          .38            .79          .29
 Net realized and unrealized gains (losses) ........         (.27)         (1.03)         .07
                                                      ---------------------------------------
Total from investment operations ...................          .11           (.24)         .36
                                                      ---------------------------------------
Less distributions from net investment income ......         (.37)          (.76)        (.26)
                                                      ---------------------------------------
Net asset value, end of period .....................     $   9.60       $   9.86     $  10.86
                                                      =======================================

Total return(b).....................................         1.06%         (2.18)%       3.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $ 16,272       $ 13,641     $  4,281
Ratios to average net assets:
 Expenses ..........................................       1.15%(c)         1.15%         .98%(c)
 Expenses excluding waiver and payments by affiliate       1.43%(c)         1.39%        1.39%(c)
 Net investment income .............................       7.66%(c)         7.78%        7.59%(c)
Portfolio turnover rate ............................        21.92%         43.71%       48.68%






(a)  Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (continued)


                                                                     CLASS C
                                                      ---------------------------------------
                                                      SIX MONTHS ENDED   YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2000  ---------------------
                                                        (UNAUDITED)        2000        1999
                                                      ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $   9.84       $  10.84     $  11.19
                                                      ---------------------------------------
Income from investment operations:
 Net investment income(a) ..........................          .38            .78          .76
 Net realized and unrealized losses ................         (.28)         (1.02)        (.40)
                                                      ---------------------------------------
Total from investment operations ...................          .10           (.24)         .36
                                                      ---------------------------------------
Less distributions from net investment income ......         (.37)          (.76)        (.71)
                                                      ---------------------------------------
Net asset value, end of period .....................     $   9.57       $   9.84     $  10.84
                                                      =======================================

Total return(b) ....................................          .97%         (2.20)%       3.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $ 40,648       $ 39,713     $ 36,245
Ratios to average net assets:
 Expenses ..........................................       1.15%(c)         1.15%         .98%
 Expenses excluding waiver and payments by affiliate       1.43%(c)         1.39%        1.39%
 Net investment income .............................       7.66%(c)         7.72%        7.59%
Portfolio turnover rate ............................        21.92%         43.71%       48.68%






(a)    Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)    Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (continued)


                                                                        ADVISOR CLASS
                                                             ------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2000       YEAR ENDED
                                                               (UNAUDITED)      APRIL 30, 2000(d)
                                                             ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $   9.84           $  10.11
                                                             ------------------------------------
Income from investment operations:
 Net investment income(a)................................            .41                .61
 Net realized and unrealized losses .....................           (.27)              (.33)
                                                             ------------------------------------
Total from investment operations ........................            .14                .28
                                                             ------------------------------------
Less distributions from net investment income ...........           (.40)              (.55)
                                                             ------------------------------------
Net asset value, end of period ..........................       $   9.58           $   9.84
                                                             ====================================

Total return(b)..........................................           1.40%             (1.64)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................       $ 23,287           $ 21,809
Ratios to average net assets:
 Expenses(c).............................................            .50%               .50%
 Expenses excluding waiver and payments by affiliate(c)..            .78%               .74%
 Net investment income(c)................................           8.33%              8.53%
Portfolio turnover rate .................................          21.92%             43.71%


(a)  Based on average shares outstanding.
(b)  Total return is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period August 12, 1999 (effective date) to April 30, 2000.




                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)

                                                                                                 SHARES/
                                                                                                WARRANTS &
                                                                                   COUNTRY        RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS, WARRANTS AND RIGHTS .3%
    Abraxas Petroleum Corp. .................................................   United States     52,463       $   157,389
    Abraxas Petroleum Corp., rts., 11/01/04 .................................   United States     52,463            26,232
    Harvard Industries Inc. .................................................   United States      8,240            13,905
    Loral Space & Communications Ltd., wts., 1/15/07 ........................   United States        300               809
    Purina Mills Inc. .......................................................   United States     41,879           314,093
    R&B Falcon Corp., 144A, wts., 5/01/09 ...................................   United States        750           412,500
    Republic of Venezuela, Oil Value Recovery, wts., 4/15/20 ................     Venezuela        3,035               --
                                                                                                               -----------
    TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $2,051,595) ..............                                      924,928
                                                                                                               -----------

    PREFERRED STOCKS 1.3%
    Fresenius Medical Care Capital Trust I, 9.00%, pfd. .....................      Germany           100            99,500
    Fresenius Medical Care Capital Trust II, 7.875%, pfd. ...................      Germany         2,750         2,585,000
    R&B Falcon Corp., 13.875%, pfd., PIK ....................................   United States        923         1,176,825
    Sinclair Capital, 11.625%, pfd. .........................................   United States      3,000           270,750
                                                                                                               -----------
    TOTAL PREFERRED STOCKS (COST $3,912,219) ................................                                    4,132,075
                                                                                                               -----------

    CONVERTIBLE PREFERRED STOCKS 4.5%
    CONSUMER SERVICES 1.3%
    Cox Communications Inc., 7.00%, cvt. pfd. ...............................   United States     32,000         1,872,000
    MediaOne Group Inc., 7.00%, cvt. pfd. ...................................   United States     55,600         2,303,925
                                                                                                               -----------
                                                                                                                 4,175,925
                                                                                                               -----------

    ENERGY MINERALS .6%
    Kerr-McGee Corp., 5.50%, cvt. pfd. ......................................   United States     45,000         2,067,188
                                                                                                               -----------

    FINANCE .7%
    Apartment Investment & Management Co., 8.00%, K, cvt. pfd. ..............   United States     80,000         2,125,000
                                                                                                               -----------

    TRANSPORTATION .7%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. ...........................   United States     47,500         2,149,375
                                                                                                               -----------

    UTILITIES 1.2%
    AES Trust III, 6.75%, cvt. pfd. .........................................   United States     24,000         2,136,000
    TXU Corp., 9.25%, cvt. pfd. .............................................   United States     40,000         1,760,000
                                                                                                               -----------
                                                                                                                 3,896,000
                                                                                                               -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $12,710,553) ...................                                   14,413,488
                                                                                                               -----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT*
                                                                                                 ---------
      BONDS 38.2%
      COMMERCIAL SERVICES .1%
(a,c) AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ......   United States     $700,000          10,500
(a,c) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .   United States      700,000           3,570
      Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ..............   United States      350,000         299,250
                                                                                                                   -------
                                                                                                                   313,320
                                                                                                                   -------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
                                                                                             COUNTRY       AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   COMMUNICATIONS 11.7%
   Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75%
    thereafter, 2/15/08 ...............................................................   United States    $ 2,000,000   $ 1,390,000
   Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ............................       Canada         2,750,000     1,196,250
   Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04, 10.125%
    thereafter, 5/01/09 ...............................................................       Canada         3,250,000     2,632,500
   Crown Castle International Corp., senior note, 10.75%, 8/01/11 .....................   United States      2,250,000     2,323,125
   Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ....................   United States      2,000,000     2,005,000
   Global Crossing Holdings Ltd., 9.50%, 11/15/09 .....................................      Bermuda         3,000,000     2,846,832
   ICG Holdings Inc., zero cpn. to 5/01/01, 12.50% thereafter, 5/01/06 ................   United States      2,250,000       382,500
   Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
    thereafter, 7/15/07 ...............................................................   United States      2,000,000     1,655,000
   Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50%
    thereafter, 2/01/08 ...............................................................   United States      4,000,000     2,180,000
   Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02, 12.50%
    thereafter, 1/15/07 ...............................................................   United States        300,000        75,000
   McLeodUSA Inc., senior note, 8.125%, 2/15/09 .......................................   United States      2,500,000     2,150,000
   Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ..................................   United States      1,000,000       435,000
   Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ..................................   United States      1,000,000       445,000
   Microcell Telecommunications Inc., senior disc. note, B, zero cpn. to 12/01/01,
    14.00% thereafter, 6/01/06 ........................................................       Canada           450,000       435,375
   Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01, 13.50%
    thereafter, 6/01/06 ...............................................................     Luxembourg         300,000       244,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75%
    thereafter, 10/31/07 ..............................................................   United States        500,000       391,250
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
    thereafter, 2/15/08 ...............................................................   United States      3,500,000     2,668,750
   Nextel Partners Inc., senior note, 11.00%, 3/15/10 .................................   United States      2,500,000     2,493,750
   RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03, 10.125%
    thereafter, 3/01/08 ...............................................................   United Kingdom     1,000,000        75,000
   RSL Communications PLC, senior note, 12.00%, 11/01/08 ..............................   United Kingdom       750,000       123,750
   RSL Communications PLC, senior note, 12.875%, 3/01/10 ..............................   United Kingdom     1,250,000       212,500
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
    thereafter, 4/15/09 ...............................................................   United States      4,000,000     2,080,000
   Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00% thereafter, 5/01/08 .   United States      1,750,000     1,334,375
   VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
    thereafter, 11/15/09 ..............................................................   United States      1,500,000     1,087,500
   VoiceStream Wireless Corp., senior note, 11.50%, 9/15/09 ...........................   United States      2,000,000     2,230,000
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09 .................   United States      3,000,000     2,565,000
   XO Communications Inc., senior disc. note, zero cpn. to 4/15/03, 9.45%
    thereafter, 4/15/08 ...............................................................   United States        650,000       367,250
   XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25%
    thereafter, 6/01/09 ...............................................................   United States      2,000,000     1,040,000
   XO Communications Inc., senior note, 9.625%, 10/01/07 ..............................   United States        250,000       215,000
   XO Communications Inc., senior note, 9.00%, 3/15/08 ................................   United States        750,000       618,750
                                                                                                                         -----------
                                                                                                                          37,898,957
                                                                                                                         -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
                                                                                         COUNTRY       AMOUNT*          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER DURABLES .2%
   Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 .......................   United States    $ 2,000,000   $   310,000
   Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02, 10.875%
    thereafter, 12/15/07 .......................................................   United States        300,000       226,500
   Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ...................   United States        200,000       191,000
                                                                                                                  -----------
                                                                                                                      727,500
                                                                                                                  -----------

   CONSUMER NON-DURABLES .4%
   Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 ................   United States        500,000       362,500
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ...........   United States      1,500,000       862,500
                                                                                                                  -----------
                                                                                                                    1,225,000
                                                                                                                  -----------

   CONSUMER SERVICES 9.6%
   AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
    12.25% thereafter, 3/15/06 .................................................   United States      1,118,000       218,010
   AMFM Inc., senior note, 8.00%, 11/01/08 .....................................   United States      1,000,000     1,015,000
   Century Communications Corp., senior disc. note, B, 1/15/08 .................   United States      5,000,000     1,962,500
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
    9.92% thereafter, 4/01/11 ..................................................   United States      4,250,000     2,507,500
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ........................   United States      1,750,000     1,776,250
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ..........................   United Kingdom     1,000,000       875,000
   EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 ..............   United States      3,000,000     3,015,000
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
    thereafter, 8/15/07 ........................................................   United States      2,000,000     1,690,000
   Host Marriott LP, senior note, 144A, 9.25%, 10/01/07 ........................   United States      3,000,000     2,955,000
   MGM Mirage Inc., senior note, 8.50%, 9/15/10 ................................   United States      2,300,000     2,284,058
   Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ...........   United States      3,000,000     3,022,500
   Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ........................   United States      1,500,000       157,500
   Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ............   United States      2,200,000     1,925,000
   Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .................   United States      2,500,000     2,337,500
   Station Casinos Inc., senior sub. note, 144A, 9.875%, 7/01/10 ...............   United States      2,000,000     2,015,000
   Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04, 9.25%
    thereafter, 4/15/09 ........................................................   United Kingdom       500,000       226,250
   Telewest Communications PLC, senior disc. note, 144A, zero cpn. to 2/01/05,
    11.375% thereafter, 2/01/10 ................................................   United Kingdom     3,500,000     1,531,250
   United Pan-Europe Communications NV, senior disc. note, B, zero cpn. to
    8/01/04, 12.50% thereafter, 8/01/09 ........................................    Netherlands       4,250,000     1,678,750
                                                                                                                  -----------
                                                                                                                   31,192,068
                                                                                                                  -----------

   ENERGY MINERALS 3.3%
   Abraxas Petroleum Corp., second lien note, A, 11.50%, 11/01/04 ..............   United States        616,000       540,540
   Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ....................   United States      2,500,000     2,512,500
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ...............       Mexico         1,800,000     1,872,000
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...............   United States      2,500,000     2,450,000
   Pioneer Natural Resources Co., senior note, 9.625%, 4/01/10 .................   United States      3,000,000     3,157,269
                                                                                                                  -----------
                                                                                                                   10,532,309
                                                                                                                  -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
                                                                                             COUNTRY       AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
         BONDS (CONT.)
         FINANCE 1.7%
         Southtrust Bank of Birmingham, 5.58%, 2/06/06 .............................   United States   $ 2,500,000   $ 2,490,060
         Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .....................   United States     3,000,000     3,060,000
                                                                                                                     -----------
                                                                                                                       5,550,060
                                                                                                                     -----------

         HEALTH SERVICES 1.5%
         Express Scripts Inc., senior note, 9.625%, 6/15/09 ........................   United States     2,000,000     2,025,000
         HCA-The Healthcare Co., 8.75%, 9/01/10 ....................................   United States     1,100,000     1,119,549
         Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ...........   United States     2,000,000     1,320,000
(a),(c)  Vencor Operating Inc., 9.875%, 5/01/05 ....................................   United States     1,500,000       309,375
                                                                                                                     -----------
                                                                                                                       4,773,924
                                                                                                                     -----------

         INDUSTRIAL SERVICES 2.0%
         Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..........   United States     3,000,000     2,595,000
         Calpine Corp., senior note, 8.625%, 8/15/10 ...............................   United States     3,000,000     3,003,261
         Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
          thereafter, 2/15/08 ......................................................   United States     1,250,000     1,006,250
                                                                                                                     -----------
                                                                                                                       6,604,511
                                                                                                                     -----------

         NON-ENERGY MINERALS .1%
         LTV Corp., senior note, 8.20%, 9/15/07 ....................................   United States       450,000       213,750
                                                                                                                     -----------

         PROCESS INDUSTRIES 3.9%
         Anchor Glass, first mortgage, 11.25%, 4/01/05 .............................   United States     2,000,000     1,510,000
         Anchor Glass Container, senior note, 9.875%, 3/15/08 ......................   United States       700,000       318,500
         Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 .......   United States     2,000,000     1,810,000
         Georgia Gulf Corp., senior sub. note, 10.375%, 11/01/07 ...................   United States     1,000,000       985,000
         Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
          thereafter, 1/15/09 ......................................................   United States     1,700,000       654,500
         Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .................   United States       200,000       131,000
         Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 ............   United States     2,500,000     2,462,500
         Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 .............   United States     2,250,000     2,311,875
         Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 ..........     Indonesia       2,500,000     1,556,250
         Repap New Brunswick, senior note, 9.00%, 6/01/04 ..........................      Canada           700,000       731,500
                                                                                                                     -----------
                                                                                                                      12,471,125
                                                                                                                     -----------

         PRODUCER MANUFACTURING 1.7%
         American Axle & Manufacturing Inc., senior sub. note, 9.75%, 3/01/09 ......   United States     1,000,000       897,500
(a),(c)  Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 ...........   United States       500,000       107,500
         Dura Operating Corp., senior sub. note, B, 9.00%, 5/01/09 .................   United States     1,000,000       805,000
         Nortek Inc., senior note, 8.875%, 8/01/08 .................................   United States     2,000,000     1,750,000
         Nortek Inc., senior note, B, 9.125%, 9/01/07 ..............................   United States       300,000       268,500
         Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 .........   United States       800,000       188,000
         Terex Corp., senior sub. note, 8.875%, 4/01/08 ............................   United States     1,500,000     1,312,500
                                                                                                                     -----------
                                                                                                                       5,329,000
                                                                                                                     -----------

         RETAIL TRADE .4%
         J.C. Penney Co. Inc., 6.90%, 8/15/26 ......................................   United States     1,500,000     1,175,951
                                                                                                                     -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
                                                                                             COUNTRY       AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TECHNOLOGY SERVICES .4%
   PSINet Inc., senior note, 10.50%, 12/01/06 ......................................   United States   $    700,000   $    336,000
   PSINet Inc., senior note, 11.00%, 8/01/09 .......................................   United States      2,250,000      1,080,000
                                                                                                                      ------------
                                                                                                                         1,416,000
                                                                                                                      ------------

   TRANSPORTATION .5%
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .....................   United States      1,000,000        825,000
   Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ...............................      Bahamas         1,000,000        805,000
                                                                                                                      ------------
                                                                                                                         1,630,000
                                                                                                                      ------------

   UTILITIES .7%
   CMS Energy Corp., senior note, 7.50%, 1/15/09 ...................................   United States      2,650,000      2,313,159
                                                                                                                      ------------
   TOTAL BONDS (COST $149,359,468) .................................................                                   123,366,634
                                                                                                                      ------------

   CONVERTIBLE BONDS 4.3%
   ELECTRONIC TECHNOLOGY 1.7%
   Amkor Technology Inc., cvt., sub. note, 5.00%, 3/15/07 ..........................   United States      2,250,000      1,620,000
   ASM Lithography Holding NV, cvt., sub. note, 144A, 4.25%, 11/30/04 ..............    Netherlands       1,500,000      1,522,500
   SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 ...............................   United States      2,400,000      2,499,000
                                                                                                                      ------------
                                                                                                                         5,641,500
                                                                                                                      ------------

   FINANCE .7%
   Equity Office Properties Trust, cvt., exchangeable senior note, 144A,
     7.25%, 11/15/08 ...............................................................   United States      2,250,000      2,252,813
                                                                                                                      ------------

   HEALTH SERVICES .7%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ..................................   United States      3,000,000      2,253,750
                                                                                                                      ------------

   TECHNOLOGY SERVICES .8%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ...................   United States      1,800,000      2,533,500
                                                                                                                      ------------

   TELECOMMUNICATIONS .4%
   Level 3 Communications Inc., cvt., sub. note, 6.00%, 3/15/10 ....................   United States      2,000,000      1,212,960
                                                                                                                      ------------
   TOTAL CONVERTIBLE BONDS (COST $14,690,585) ......................................                                    13,894,523
                                                                                                                      ------------

   OTHER MORTGAGES/ASSET BACKED SECURITIES 3.2%
   Champion Home Equity Loan Trust, Series 1996-2, Class A4, 8.00%, 9/25/28 ........   United States      1,000,000        997,425
   Conseco Inc., Series 1999-6, Class M2, 8.74%, 6/01/30 ...........................   United States      2,000,000      2,010,576
   Delta Home Equity, Series 1998-2, Class A6F, 6.37%, 7/15/28 .....................   United States      2,000,000      1,932,567
   Green Tree Financial Corp., Series 1992-2, Class A6, 6.92%, 12/01/30 ............   United States      1,000,000        844,275
   Green Tree Financial Corp., Series 1996-2, Class A4, 7.20%, 4/15/27 .............   United States      1,200,000      1,198,074
   Green Tree Financial Corp., Series 1998-7, Class B1, 7.68%, 7/01/30 .............   United States      1,000,000        918,645
   Green Tree Financial Corp., Series 1999-3, Class B1, 8.37%, 2/01/31 .............   United States      1,450,000      1,344,473
   Merrill Lynch Mortgage Investors Inc., Series 1995-C3, Class A3, 7.068%, 12/26/25   United States        500,000        500,772
   Residential Asset Securities Corp., Series 1999-KS1, Class A18, 6.32%, 4/25/30 ..   United States        750,000        716,749
                                                                                                                      ------------
   TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $10,486,448) ................                                    10,463,556
                                                                                                                      ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                  PRINCIPAL
                                                    COUNTRY        AMOUNT*      VALUE
----------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES 15.9%

   U.S. GOVERNMENT AGENCIES/MORTGAGES 9.7%
   FHLMC, 7.00%, 1/01/09 .....................   United States   $   10,241   $   10,273
   FHLMC, 6.50%, 4/01/11 .....................   United States       18,956       18,660
   FHLMC, 7.00%, 9/01/11 .....................   United States       20,630       20,597
   FHLMC, 7.50%, 10/01/14 ....................   United States      450,313      454,081
   FHLMC, 7.00%, 4/01/24 .....................   United States       28,692       28,288
   FHLMC, 7.50%, 4/01/24 .....................   United States       22,133       22,241
   FHLMC, 8.50%, 12/01/24 ....................   United States        9,674        9,942
   FHLMC, 9.00%, 12/01/24 ....................   United States        5,029        5,226
   FHLMC, 7.00%, 11/01/25 ....................   United States       13,412       13,195
   FHLMC, 8.00%, 11/01/25 ....................   United States       10,720       10,885
   FHLMC, 6.50%, 12/01/25 ....................   United States       25,259       24,424
   FHLMC, 7.50%, 1/01/26 .....................   United States       14,592       14,647
   FHLMC, 8.00%, 1/01/26 .....................   United States        7,754        7,873
   FHLMC, 6.50%, 3/01/26 .....................   United States       38,466       37,140
   FHLMC, 7.00%, 9/01/26 .....................   United States       21,612       21,248
   FHLMC, 7.50%, 1/01/27 .....................   United States       27,765       27,828
   FHLMC, 7.00%, 4/01/28 .....................   United States      276,389      271,709
   FHLMC, 7.00%, 5/01/28 .....................   United States      409,011      401,660
   FHLMC, 6.50%, 6/01/29 .....................   United States      469,967      452,369
   FNMA, 7.50%, 10/01/07 .....................   United States       15,621       15,817
   FNMA, 6.50%, 2/01/09 ......................   United States       16,024       15,829
   FNMA, 6.50%, 4/01/11 ......................   United States       13,095       12,900
   FNMA, 6.00%, 4/01/13 ......................   United States      811,080      781,949
   FNMA, 6.50%, 6/01/13 ......................   United States      703,012      689,970
   FNMA, 5.50%, 3/01/14 ......................   United States      881,725      832,489
   FNMA, 5.50%, 6/01/14 ......................   United States      949,854      896,811
   FNMA, 6.50%, 1/01/24 ......................   United States       23,542       22,804
   FNMA, 7.00%, 5/01/24 ......................   United States        8,610        8,488
   FNMA, 8.00%, 1/01/25 ......................   United States        9,688        9,836
   FNMA, 9.00%, 3/01/25 ......................   United States        1,253        1,299
   FNMA, 9.00%, 5/01/25 ......................   United States        2,444        2,533
   FNMA, 8.50%, 7/01/25 ......................   United States        6,605        6,776
   FNMA, 8.00%, 12/01/25 .....................   United States      336,265      341,141
   FNMA, 7.00%, 1/01/26 ......................   United States       24,443       24,045
   FNMA, 7.00%, 3/01/26 ......................   United States       32,512       31,957
   FNMA, 8.00%, 5/01/26 ......................   United States        8,846        8,972
   FNMA, 8.00%, 6/01/26 ......................   United States        5,200        5,275
   FNMA, 7.50%, 10/01/26 .....................   United States        5,155        5,160
   FNMA, 8.00%, 1/01/27 ......................   United States       10,700       10,842
   FNMA, 7.00%, 4/01/27 ......................   United States      489,705      481,269
   FNMA, 6.50%, 3/01/28 ......................   United States    2,120,851    2,041,679
   FNMA, 7.00%, 5/01/28 ......................   United States      991,708      973,206
   FNMA, 7.00%, 6/01/28 ......................   United States    1,120,708    1,098,995
   FNMA, 6.00%, 9/01/28 ......................   United States      873,416      821,080
   FNMA, 6.00%, 10/01/28 .....................   United States      891,989      838,541

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                    PRINCIPAL
                                                      COUNTRY        AMOUNT*        VALUE
--------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
   U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
   FNMA, 6.50%, 12/01/28 .......................   United States   $   853,714   $   821,845
   FNMA, 7.50%, 12/01/28 .......................   United States        36,966        36,962
   FNMA, 6.00%, 1/01/29 ........................   United States     1,831,380     1,721,643
   FNMA, 6.00%, 5/01/29 ........................   United States       821,555       770,942
   FNMA, 7.00%, 5/01/29 ........................   United States       890,029       873,143
   FNMA, 6.50%, 6/01/29 ........................   United States       942,400       906,608
   FNMA, 6.50%, 8/01/29 ........................   United States       955,213       918,934
   FNMA, 6.50%, 9/01/29 ........................   United States       113,379       109,073
   FNMA, 7.50%, 10/01/29 .......................   United States     2,498,482     2,497,077
   FNMA, 6.00%, 3/01/30 ........................   United States        34,516        32,376
   FNMA, 7.00%, 4/01/30 ........................   United States       998,949       979,997
   FNMA, 7.00%, 7/01/30 ........................   United States       999,047       980,093
   FNMA, 7.00%, 8/01/30 ........................   United States       249,492       244,677
   FNMA, 7.00%, 9/01/30 ........................   United States       998,984       979,704
   GNMA, 7.00%, 7/15/08 ........................   United States       668,800       674,761
   GNMA, SF, 7.50%, 9/15/23 ....................   United States        10,087        10,170
   GNMA, SF, 6.50%, 3/15/24 ....................   United States        39,005        37,904
   GNMA, SF, 8.00%, 6/15/24 ....................   United States        19,874        20,274
   GNMA, SF, 8.50%, 8/15/24 ....................   United States         4,199         4,327
   GNMA, SF, 9.00%, 1/15/25 ....................   United States         3,900         4,059
   GNMA, SF, 8.00%, 2/15/25 ....................   United States         8,571         8,745
   GNMA, SF, 9.50%, 6/15/25 ....................   United States         6,347         6,658
   GNMA, SF, 7.50%, 1/15/26 ....................   United States        23,455        23,586
   GNMA, SF, 7.50%, 2/15/26 ....................   United States        16,489        16,581
   GNMA, SF, 9.00%, 3/15/26 ....................   United States        23,607        24,543
   GNMA, SF, 8.00%, 6/15/26 ....................   United States        22,223        22,638
   GNMA, SF, 8.00%, 7/15/26 ....................   United States        32,448        33,055
   GNMA, SF, 8.50%, 7/15/26 ....................   United States         8,713         8,968
   GNMA, SF, 8.00%, 9/15/26 ....................   United States       595,175       606,303
   GNMA, SF, 8.00%, 12/15/26 ...................   United States       416,884       424,679
   GNMA, SF, 7.50%, 5/15/27 ....................   United States       672,360       675,864
   GNMA, SF, 7.50%, 9/15/27 ....................   United States       441,626       443,928
   GNMA, SF, 8.00%, 9/15/27 ....................   United States       290,267       295,472
   GNMA, SF, 7.00%, 11/15/27 ...................   United States       828,524       818,591
   GNMA, SF, 8.00%, 4/15/28 ....................   United States       464,299       472,489
   GNMA, SF, 7.00%, 5/15/28 ....................   United States        39,308        38,804
   GNMA, SF, 6.50%, 12/15/28 ...................   United States       418,411       404,406
   GNMA, SF, 6.50%, 2/15/29 ....................   United States       848,773       819,959
   GNMA II, SF, 6.50%, 7/20/28 .................   United States       849,276       816,856
   GNMA II, SF, 6.50%, 7/20/30 .................   United States       896,928       862,142
                                                                                 -----------
                                                                                  31,280,785
                                                                                 -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
                                                                                  COUNTRY              AMOUNT*              VALUE
------------------------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)

     U.S. GOVERNMENT SECURITIES .9%
     U.S. Treasury Bond, 6.125%, 11/15/27 ............................         United States         $    850,000      $    869,234
     U.S. Treasury Note, 5.375%, 2/15/01 .............................         United States            2,000,000         1,993,900
                                                                                                                       ------------
                                                                                                                          2,863,134
                                                                                                                       ------------

     OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 5.3%
     FHLB, 5.477%, 1/28/09 ...........................................         United States            6,000,000         5,464,206
     FHLMC, 6.60%, 4/20/09 ...........................................         United States            4,300,000         4,121,516
     FHLMC, 7.625%, 9/09/09 ..........................................         United States            1,000,000           997,109
     FNMA, 5.75%, 4/15/03 ............................................         United States            1,000,000           985,122
     FNMA, 5.75%, 6/15/05 ............................................         United States            6,000,000         5,820,474
                                                                                                                       ------------
                                                                                                                         17,388,427
                                                                                                                       ------------
     TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $52,341,656) ..                                                   51,532,346
                                                                                                                       ------------

     FOREIGN GOVERNMENT AND AGENCY SECURITIES 27.4%
     Republic of Argentina, 11.75%, 4/07/09 ..........................           Argentina                270,000           236,250
     Republic of Argentina, 11.375%, 3/15/10 .........................           Argentina                353,000           299,168
     Republic of Argentina, 11.375%, 1/30/17 .........................           Argentina              2,000,000         1,686,000
     Republic of Argentina, 9.75%, 9/19/27 ...........................           Argentina                730,000           545,675
     New South Wales Treasury Corp., 7.00%, 4/01/04 ..................           Australia              3,000,000 AUD     1,584,578
     Queensland Treasury Corp., 6.50%, 6/14/05 .......................           Australia              1,180,000 AUD       613,674
     Kingdom of Belgium, 7.75%, 10/15/04 .............................            Belgium               1,793,000 EUR     1,649,080
     Republic of Brazil, 11.25%, 7/26/07 .............................            Brazil                2,500,000         2,468,750
     Republic of Brazil, 9.375%, 4/07/08 .............................            Brazil                4,000,000         3,520,000
     Republic of Brazil, 14.50%, 10/15/09 ............................            Brazil                5,180,000         5,543,895
     Republic of Brazil, 12.25%, 3/06/30 .............................            Brazil                3,705,000         3,237,244
     Republic of Brazil, 11.00%, 8/17/40 .............................            Brazil                2,500,000         1,921,875
     Republic of Bulgaria, FRN, 7.063%, 7/28/11 ......................           Bulgaria                 110,000            82,500
     Republic of Bulgaria, FRN, 7.75%, 7/28/11 .......................           Bulgaria               7,560,000         5,670,000
     Government of Canada, 8.75%, 12/01/05 ...........................            Canada                  303,000 CAD       222,900
     Government of Canada, 7.00%, 12/01/06 ...........................            Canada                  359,000 CAD       248,101
     Republic of Colombia, 9.75%, 4/23/09 ............................           Colombia                 700,000           561,575
     Kingdom of Denmark, 7.00%, 12/15/04 .............................            Denmark              15,160,000 DKK     1,817,601
     Republic of Ecuador, 144A, 12.00%, 11/15/12 .....................            Ecuador               1,166,000           792,151
(d)  Government of France, 6.75%, 10/25/03 ...........................            France                1,178,000 EUR     1,042,108
(d)  Government of France, 4.00%, 10/25/09 ...........................            France                2,039,000 EUR     1,567,012
     Federal Republic of Germany, 3.25%, 2/17/04 .....................            Germany                 880,000 EUR       704,567
     Federal Republic of Germany, 7.375%, 1/03/05 ....................            Germany               1,000,000 EUR       915,325
     Federal Republic of Germany, 4.50%, 7/04/09 .....................            Germany               4,674,000 EUR     3,761,227
     Buoni Poliennali Del Tes, 7.75%, 11/01/06 .......................             Italy                1,319,000 EUR     1,249,349
     Italy Government, 6.75%, 2/01/07 ................................             Italy                1,513,216 EUR     1,372,386
     Government of Jamaica, Reg S, 9.625%, 7/02/02 ...................            Jamaica               1,750,000         1,728,125
     United Mexican States, 9.75%, 4/06/05 ...........................            Mexico                2,000,000         2,082,500
     United Mexican States, 8.625%, 3/12/08 ..........................            Mexico                7,470,000         7,283,250
     United Mexican States, 10.375%, 2/17/09 .........................            Mexico                2,930,000         3,116,788
     United Mexican States, 11.375%, 9/15/16 .........................            Mexico                1,500,000         1,703,625

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
                                                                                  COUNTRY              AMOUNT*              VALUE
------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
     United Mexican States, 11.50%, 5/15/26 ..........................            Mexico             $  1,500,000      $  1,772,250
     Netherlands Government, 8.50%, 6/01/06 ..........................          Netherlands             1,619,707 EUR     1,577,560
     Government of New Zealand, 7.00%, 7/15/09 .......................          New Zealand             2,000,000 NZD       810,964
     Republic of Panama, 8.875%, 9/30/27 .............................            Panama                1,500,000         1,271,250
     Republic of Panama, 9.375%, 4/01/29 .............................            Panama                3,530,000         3,408,215
     Republic of Peru, FRN, 4.50%, 3/07/17 ...........................             Peru                 3,605,000         2,174,284
     Republic of Philippines, 9.875%, 3/16/10 ........................          Philippines             1,500,000         1,267,500
     Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ..............            Russia                4,000,000         2,862,500
     Bonos Y Oblig Del Estado, 3.25%, 1/31/05 ........................             Spain                2,578,000 EUR     2,015,879
     Swedish Government, 10.25%, 5/05/03 .............................            Sweden                7,000,000 SEK       785,452
     SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 ....................      Trinidad and Tobago           125,000           125,000
     Republic of Turkey, 12.375%, 6/15/09 ............................            Turkey                1,217,000         1,226,128
     Republic of Turkey, 144A, 10.00%, 9/19/07 .......................            Turkey                  410,000           379,045
     Republic of Turkey, Reg S, 10.00%, 9/19/07 ......................            Turkey                  628,000           580,586
     United Kingdom, 6.50%, 12/07/03 .................................        United Kingdom              995,000 GBP     1,475,350
     United Kingdom, 7.50%, 12/07/06 .................................        United Kingdom            2,081,000 GBP     3,326,766
     Republic of Venezuela, 9.25%, 9/15/27 ...........................           Venezuela              4,493,000         2,970,996
     Republic of Venezuela, 144A, 9.125%, 6/18/07 ....................           Venezuela                100,000            80,681
     Republic of Venezuela, FRN, 7.563%, 3/31/20 .....................           Venezuela                250,000           201,802
     Republic of Venezuela, Reg S, 9.125%, 6/18/07 ...................           Venezuela              1,200,000           968,159
                                                                                                                       ------------
     TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $94,856,492)                                                   88,507,646
                                                                                                                       ------------
     TOTAL LONG TERM INVESTMENTS (COST $340,409,016) .................                                                  307,235,196
                                                                                                                       ------------


                                                                                                           SHARES
                                                                                                         ----------
     SHORT TERM INVESTMENTS 3.0%
(b)  Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $9,643,497)    United States     9,643,497       9,643,497
                                                                                                                       ------------
     TOTAL INVESTMENTS (COST $350,052,513) 98.1% ...................................                                    316,878,693
     OTHER ASSETS, LESS LIABILITIES 1.9% ...........................................                                      6,032,482
                                                                                                                       ------------
     NET ASSETS 100.0% .............................................................                                   $322,911,175
                                                                                                                       ============


CURRENCY ABBREVIATIONS:
AUD  - Australian Dollar
CAD  - Canadian Dollar
DKK  - Danish Krone
EUR  - European Union Euro
GBP  - British Pound
NZD  - New Zealand Dollar
SEK  - Swedish Krona


 *  The principal amount is stated in U.S. dollars unless otherwise indicated.
(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c) See Note 6 regarding defaulted securities.
(d) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery.



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ............................................................................................      $ 350,052,513
                                                                                                         =============
  Value ...........................................................................................        316,878,693
 Receivables:
  Investment securities sold ......................................................................          6,904,860
  Capital shares sold .............................................................................            279,485
  Dividends and interest ..........................................................................          5,625,417
                                                                                                         -------------
      Total assets ................................................................................        329,688,455
                                                                                                         -------------
Liabilities:
 Payables:
  Investment securities purchased .................................................................          5,794,694
  Capital shares redeemed .........................................................................            691,716
  Affiliates ......................................................................................            172,606
  Shareholders ....................................................................................             24,673
 Other liabilities ................................................................................             93,591
                                                                                                         -------------
      Total liabilities ...........................................................................          6,777,280
                                                                                                         -------------
       Net assets, at value .......................................................................      $ 322,911,175
                                                                                                         =============
Net assets consist of:
 Undistributed net investment income ..............................................................      $   1,003,659
 Net unrealized depreciation ......................................................................        (33,231,646)
 Accumulated net realized loss ....................................................................         (9,805,148)
 Capital shares ...................................................................................        364,944,310
                                                                                                         =============
      Net assets, at value ........................................................................      $ 322,911,175
                                                                                                         =============

CLASS A:
 Net asset value per share (a) ($242,703,896 / 25,355,945 shares outstanding) .....................      $        9.57
                                                                                                         =============
 Maximum offering price per share ($9.57 / 95.75%) ................................................      $        9.99
                                                                                                         =============

CLASS B:
 Net asset value and maximum offering price per share (a) ($16,272,202 / 1,695,801 shares
  outstanding) ....................................................................................      $        9.60
                                                                                                         =============

CLASS C:
 Net asset value per share (a) ($40,647,885 / 4,246,331 shares outstanding) ......................      $         9.57
                                                                                                         =============
 Maximum offering price per share ($9.57 / 99%) ...................................................      $        9.67
                                                                                                         =============

ADVISOR CLASS:
 Net asset value and maximum offering price per share ($23,287,192 / 2,431,795 shares outstanding)       $        9.58
                                                                                                         =============



(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)


Investment income:
 Dividends ..............................................................      $    766,320
 Interest ...............................................................        13,862,495
                                                                               ------------
      Total investment income ...........................................        14,628,815
                                                                               ------------
Expenses:
 Management fees (Note 3) ...............................................           861,119
 Distribution fees (Note 3)
  Class A ...............................................................           321,927
  Class B ...............................................................            49,915
  Class C ...............................................................           131,350
 Transfer agent fees (Note 3) ...........................................           242,587
 Custodian fees .........................................................            25,342
 Reports to shareholders ................................................            42,636
 Registration and filing fees ...........................................            69,880
 Professional fees (Note 3) .............................................            16,774
 Trustees' fees and expenses ............................................             3,793
 Other ..................................................................            31,937
                                                                               ------------
      Total expenses ....................................................         1,797,260
      Expenses waived/paid by affiliate (Note 3) ........................          (463,326)
                                                                               ------------
       Net expenses .....................................................         1,333,934
                                                                               ------------
        Net investment income ...........................................        13,294,881
                                                                               ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ...........................................................        (3,343,788)
  Foreign currency transactions .........................................           (73,485)
                                                                               ------------
      Net realized loss .................................................        (3,417,273)
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................        (6,037,516)
  Translation of assets and liabilities denominated in foreign currencies            20,820
                                                                               ------------
      Net unrealized depreciation .......................................        (6,016,696)
                                                                               ------------
Net realized and unrealized loss ........................................        (9,433,969)
                                                                               ------------
Net increase in net assets resulting from operations ....................      $  3,860,912
                                                                               ============



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000


                                                                                              SIX MONTHS              YEAR
                                                                                                 ENDED               ENDED
                                                                                           OCTOBER 31, 2000     APRIL 30, 2000
                                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................      $  13,294,881       $  26,020,782
  Net realized loss from investments and foreign currency transactions ...............         (3,417,273)         (5,082,589)
  Net unrealized depreciation on investments and translation of assets and liabilities
   denominated in foreign currencies .................................................         (6,016,696)        (24,918,903)
                                                                                           -----------------------------------
      Net increase (decrease) in net assets resulting from operations ................          3,860,912          (3,980,710)
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................         (9,959,109)        (20,681,821)
   Class B ...........................................................................           (559,118)           (701,635)
   Class C ...........................................................................         (1,506,056)         (2,919,234)
   Advisor Class .....................................................................           (914,441)           (598,051)
                                                                                           -----------------------------------
 Total distributions to shareholders .................................................        (12,938,724)        (24,900,741)
 Capital share transactions: (Note 2)
   Class A ...........................................................................         (4,868,435)         30,781,237
   Class B ...........................................................................          3,069,198          10,141,223
   Class C ...........................................................................          2,073,910           7,137,926
   Advisor Class .....................................................................          2,132,353          22,303,507
                                                                                           -----------------------------------
 Total capital share transactions ....................................................          2,407,026          70,363,893
      Net increase (decrease) in net assets ..........................................         (6,670,786)         41,482,442
Net assets
 Beginning of period .................................................................        329,581,961         288,099,519
                                                                                           -----------------------------------
 End of period .......................................................................      $ 322,911,175       $ 329,581,961
                                                                                           ===================================
Undistributed net investment income included in net assets:
 End of period .......................................................................      $   1,003,659       $     647,502
                                                                                           ===================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. MORTGAGE DOLLAR ROLLS:

The Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and the purchase price is treated as interest income and realized gains and losses are deferred.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                           OCTOBER 31, 2000                  APRIL 30, 2000
                                                      ------------------------------------------------------------
                                                        SHARES         AMOUNT            SHARES          AMOUNT
                                                      ------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................................       3,175,620    $  31,127,259       10,107,775    $ 102,601,479
 Shares issued on merger(2) ...................            --               --          3,713,540       37,543,893
 Shares issued in reinvestment of distributions         663,097        6,496,291        1,275,159       12,919,144
 Share redeemed ...............................      (4,337,638)     (42,491,985)     (12,086,386)    (122,283,279)
                                                     --------------------------------------------------------------
 Net increase (decrease) ......................        (498,921)   $  (4,868,435)       3,010,088    $  30,781,237
                                                     ==============================================================
CLASS B SHARES:
 Shares sold ..................................         384,228    $   3,767,545        1,082,310    $  11,077,406
 Shares issued in reinvestment of distributions          36,804          361,569           46,222          466,896
 Share redeemed ...............................        (108,325)      (1,059,916)        (139,651)      (1,403,079)
                                                     --------------------------------------------------------------
 Net increase .................................         312,707    $   3,069,198          988,881    $  10,141,223
                                                     ==============================================================

CLASS C SHARES:
 Shares sold ..................................         824,140    $   8,072,305        1,966,177    $  20,041,073
 Shares issued in reinvestment of distributions          85,283          835,555          167,498        1,699,352
 Share redeemed ...............................        (698,863)      (6,833,950)      (1,442,427)     (14,602,499)
                                                     --------------------------------------------------------------
 Net increase .................................         210,560    $   2,073,910          691,248    $   7,137,926
                                                     ==============================================================

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                           OCTOBER 31, 2000                  APRIL 30, 2000(1)
                                                      ------------------------------------------------------------
                                                        SHARES         AMOUNT            SHARES          AMOUNT
                                                      ------------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold ..................................         181,573    $   1,794,866        2,161,209    $  21,764,041
 Shares issued on merger(2) ...................            --               --              8,554           86,480
 Shares issued in reinvestment of distributions          93,233          913,434           59,883          597,001
 Share redeemed ...............................         (58,400)        (575,947)         (14,257)        (144,015)
                                                        -----------------------------------------------------------
 Net increase .................................         216,406    $   2,132,353        2,215,389    $  22,303,507
                                                        ===========================================================



(1)  For the period August 12, 1999 (effective date) to April 30, 2000.

(2) During the year ended April 30, 2000, the Fund acquired the net assets of the Franklin Investment Grade Income Fund pursuant to a plan of reorganization approved by Franklin Investment Grade Income Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                           AFFILIATION
        ---------------------------------------------------------------------------------------
        Franklin Templeton Services, Inc. (FT Services)                  Administration manager
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Templeton Investment Counsel, Inc. (TICI)                        Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal Underwriter
        Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer Agent


The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE     DAILY NET ASSETS
       -----------------------------------------------------------------
         .625%       First $100 million
         .500%       Over $100 million, up to and including $250 million
         .450%       In excess of $250 million


Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund reimburses Distributors up to .25%, .65%, and .65% per year of the average net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $178,786 and $30,564, respectively.

The Fund paid transfer agent fees of $242,587, of which $142,765 was paid to Investors Services.

Included in professional fees are legal fees of $456, that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At April 30, 2000, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 1999 of $482,968 and $33,534, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

At April 30, 2000, the Fund had tax basis capital losses of $5,961,894 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 ................................     $  254,062
         2004 ................................        368,716
         2007 ................................        780,115
         2008 ................................      4,559,001
                                                   ----------
                                                   $5,961,894
                                                   ==========

At October 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $349,998,098 was as follows:

        Unrealized appreciation ..............     $  9,197,606
        Unrealized depreciation ..............      (42,317,011)
                                                   ------------
        Net unrealized depreciation ..........     $(33,119,405)
                                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and defaulted bonds.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and mortgage dollar roll transactions.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2000 aggregated $69,675,027 and $76,142,625, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 61.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 2000, the Fund held defaulted securities with a value aggregating $430,945, representing
 .13% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides estimates for losses on interest receivable.

                       This page intentionally left blank.

                       This page intentionally left blank.




SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets. The Fund also seeks to provide less volatility than the overall stock market. Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks of U.S. companies.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the inaugural semiannual report for Franklin U.S. Long-Short Fund, covering the six-month period ended October 31, 2000. Opened to the public on May 1, 2000, the Fund's investment philosophy is that a combination of long and short equity positions can provide positive returns in either up or down market environments, and reduce overall volatility. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer stock that it has borrowed. The Fund then buys the stock back in the open market at some future date. We do not attempt to time the direction of the entire market, but shift the portfolio's net exposure (the value of securities held long less the value of securities held short) depending on which specific market opportunities -- long or short -- appear to be more attractive.




CONTENTS

Shareholder Letter ....................................................      1

Performance Summary ...................................................      8

Financial Highlights & Statement of Investments .......................      9

Financial Statements ..................................................     15

Notes to Financial Statements .........................................     18


                                 FUND CATEGORY
                                [PYRAMID CHART]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10.

During the six months under review, the U.S. economy ended the second quarter of 2000 on a very strong note despite six credit-tightening moves by the Federal Reserve Board (the Fed) over the previous year. Economic growth, as measured by gross domestic product (GDP), increased at a 5.6% annualized pace in the second quarter of 2000, consumer confidence reached an all-time high in May, the unemployment rate hovered near its 30-year low of 3.9% and housing demand remained strong despite rising mortgage financing costs. In an effort to prevent the economy from overheating and to head off severe inflation, the Fed raised the federal funds rate to 6.50% in May.

By the latter half of the reporting period, some preliminary evidence surfaced showing the Fed's credit-tightening maneuvers were causing economic growth to wane. Most notably, GDP decelerated to a 2.4% annualized rate in the third quarter as rising energy prices, cooling real estate markets and falling corporate profits began to take their toll on the nation. Consequently, consumer spending also began to slow from the 7.6% pace set in first quarter 2000, to 3.1% and 4.5% in the second and third quarters. With clear signs of slackening economic growth and no evidence of the inflationary "smoking gun," the Fed decided to keep interest rates on hold through October.

Equity markets grew quite volatile during the reporting period when they were generally besieged by investors' lowered profit expectations and interest rate concerns. This period was marked, in particular, by high sector rotation and a return to earth for many of the technology-related stocks of companies representing the "new economy," which includes Internet, telecommunications and media companies. While the Dow Jones(R) Industrial Average returned 2.93% over the six-month period, the Standard & Poor's 500TM (S&P 500(R)) Stock Index fell 1.03% and the tech-heavy Nasdaq Composite Index declined 12.31% during the same time.(1) Within this environment, Franklin U.S. Long-Short Fund - Class A delivered a +20.22% cumulative total return as shown in the Performance Summary on page 8.

During the six months under review, we attempted to invest in stocks poised for outperformance on the long side, and underperformance on the short side. On the long side, we favored stocks with strong franchises, strong growth prospects and favorable industry dynamics. We also maintained broad industry exposure on the long side, with emphasis on electronic technology, wireless communications and energy-related companies,



TOP 10 LONG HOLDINGS
10/31/00

COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
SBC Communications Inc.                                                 2.94%
Communications

Devon Energy Corp.                                                      2.36%
Energy Minerals

McLeodUSA Inc.                                                          2.29%
Communications

Union Carbide Corp.                                                     2.25%
Process Industries

XO Communications Inc.                                                  2.18%
Communications

General Motors Corp.,
Hughes Electronics                                                      2.12%
Electronic Technology

A.G. Edwards Inc.                                                       1.87%
Finance

Target Corp.                                                            1.51%
Retail Trade

Xilinx Inc.                                                             1.50%
Electronic Technology

AT&T Corp.                                                              1.48%
Communications


(1) Source: Standard & Poor's Micropal. The S&P 500 Stock Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies.

The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.

The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).

The indexes are unmanaged include reinvested dividends. One cannot invest directly in an index.

SECTOR BREAKDOWN
Based on Total Net Assets
10/31/00

SECTOR                                  % LONG         % SHORT          NET %
--------------------------------------------------------------------------------
Communications                           10.3%           0.0%          10.3%

Electronic Technology                    12.3%          -3.1%           9.2%

Energy Minerals                           6.7%           0.0%           6.7%

Industrial Services                       4.8%           0.0%           4.8%

Process Industries                        3.5%           0.0%           3.5%

Finance                                   3.6%          -1.4%           2.2%

Transportation                            1.4%           0.0%           1.4%

Utilities                                 1.0%           0.0%           1.0%

Distribution Services                     0.4%          -1.0%          -0.6%

Consumer Services                         1.7%          -2.4%          -0.7%

Producer Manufacturing                    0.2%          -1.0%          -0.8%

Retail Trade                              3.3%          -4.5%          -1.2%

Consumer Durables                         0.0%          -1.2%          -1.2%

Health Technology                         0.4%          -1.9%          -1.5%

Commercial Services                       0.9%          -3.6%          -2.7%

Consumer Non-Durables                     0.7%          -3.6%          -2.9%

Technology Services                       1.5%          -9.4%          -7.9%


where several new positions were initiated. On the short side, we remained focused on companies with negative business fundamentals and weak industry dynamics, which over the six-month period included a number of technology services, commercial services and consumer non-durables stocks.

PORTFOLIO BREAKDOWN
10/31/00
Based on Total Net Assets

                                           % OF TNA           # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities Net                   52.7%                   51

Short Equity Securities Net                  33.1%                   49
================================================================================
      TOTAL NET                              19.6% (LONG)

Throughout much of the six-month period, the Fund kept approximately 50% of total net assets in long positions, and 36% in short. By October 31, 2000, the Fund's portfolio breakdown included 52.7% of total net assets in long securities, 33.1% in short securities and an overall 19.6% net long position. On average, the Fund had a net long position of about 19.9%. At no time during this period was the Fund net short. While the long positions helped our performance through August, the short positions enhanced returns primarily in May, September and October.

As noted earlier, the Fund also pursues additional goals of reduced volatility and correlation relative to the overall market. During the six months under review, the Fund produced relative volatility (as measured by standard deviation of daily returns against the S&P 500) of 55.0%, and relative correlation of 3.6%. Since its May 28, 1999, inception (during which time the portfolio was managed privately until May 1, 2000), the Fund's relative volatility and correlation were 54.8% and 21.1%, respectively, through October 31, 2000.

Looking ahead, we believe investor uneasiness about the sustainability of the historic bull market, coupled with uncertainty over the direction of interest rates and corporate earnings, has set the stage for increased market volatility. Increasing profit warnings, stock market volatility, higher average oil prices, slowing international growth and a strong dollar could adversely affect the market's returns in the coming months. But continued low unemployment and high consumer confidence may help mitigate these factors and keep the U.S. economic engine moving ahead, albeit at a slower pace than we've seen in the past year. We think the Fund will continue to weather these difficult market conditions successfully, as a result of our flexible investment strategy of maintaining both short as well as long equity positions. Furthermore, our cash position will allow us to take advantage of opportunities both long and short as they arise in the markets.

Thank you for your investment in Franklin U.S. Long-Short Fund. We appreciate your support, welcome your comments and look forward to serving your investment needs in the months to come.

Sincerely,


/s/ CHARLES E. JOHNSON
    ------------------------

Charles E. Johnson

/s/ MICHAEL R. WARD
    ------------------------
Michael R. Ward

Portfolio Management Team
Franklin U.S. Long-Short Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge.
The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
SIX-MONTH TOTAL RETURN                    +20.22%
NET ASSET VALUE (NAV)                     $20.57 (10/31/00)   $17.11 (4/30/00)
CHANGE IN NAV                             +$3.46



ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                              1-YEAR           (5/28/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           +81.14%            +95.34%

Average Annual Total Return(2)                       +70.70%            +57.54%

Value of $10,000 Investment(3)                      $17,070            $18,408

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.

--------------------------------------------------------------------------------
SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


8             Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Highlights


                                                         SIX MONTHS ENDED
                                                         OCTOBER 31, 2000          YEAR ENDED APRIL 30,
                                                            (UNAUDITED)          2000             1999(a)
                                                         -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $  17.12             $10.28            $10.00
                                                         -------------------------------------------------
Income from investment operations:
 Net investment income(b)..........................             .34                .42               .05
 Net realized and unrealized gains ................            3.12               6.80               .23
                                                         -------------------------------------------------
Total from investment operations ..................            3.46               7.22               .28
                                                         -------------------------------------------------
Less distributions from:
 Net investment income ............................              --               (.25)               --
 Net realized gains ...............................              --               (.13)               --
                                                         -------------------------------------------------
Total distributions ...............................              --               (.38)               --
                                                         -------------------------------------------------
Net asset value, end of period ....................        $  20.58             $17.12            $10.28
                                                         =================================================
Total return(c)....................................           20.22%             71.60%             2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................        $128,202             $1,712            $1,028
Ratios to average net assets:
 Expenses .........................................            1.82%(d)             --
 Expense excluding waiver and payments by affiliate            1.90%(d)           4.63%(d),(e)
 Net investment income ............................            3.58%(d)           3.33%             4.22%(d)
Portfolio turnover rate ...........................           35.50%            234.43%            13.47%

(a) For the period March 15, 1999 (inception date) to April 30, 1999.

(b) Based on average shares outstanding effective year ended April 30, 2000.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Annualized

(e) For the period May 28, 1999 (effective date) to April 30, 2000.


                       See notes to financial statements.                     9

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED)

                                                                     COUNTRY              SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 52.7%

(e)     COMMERCIAL SERVICES .9%
        Viad Corp. ...........................................     United States          56,000     $ 1,197,000
                                                                                                      ----------
(e)     COMMUNICATIONS 10.3%
        AT&T Corp. ...........................................     United States          81,580       1,891,636
(a)     Leap Wireless International Inc. .....................     United States          35,400       1,761,150
(a)     McLeodUSA Inc. .......................................     United States         152,500       2,935,625
        SBC Communications Inc. ..............................     United States          65,300       3,766,994
(a)     XO Communications Inc. ...............................     United States          83,000       2,799,953
                                                                                                      ----------
                                                                                                      13,155,358
                                                                                                      ----------
(a)     CONSUMER NON-DURABLES .7%
        Coach Inc. ...........................................     United States          39,100         913,963
                                                                                                      ----------
(a),(e) CONSUMER SERVICES 1.7%
        ACTV Inc. ..............................................   United States         111,200       1,094,625
        AT&T Corp. - Liberty Media Group, A ....................   United States          63,000       1,134,000
                                                                                                      ----------
                                                                                                       2,228,625
                                                                                                      ----------
(a),(e) DISTRIBUTION SERVICES .4%
        Akorn Inc. .............................................   United States         107,800         498,575
                                                                                                      ----------
        ELECTRONIC TECHNOLOGY 12.3%
(a),(e) Copper Mountain Networks Inc. ....................         United States          55,900         639,356
(a),(e) General Motors Corp. (Hughes Electronics Corp.), H         United States          83,800       2,715,120
(a)     Integrated Device Technology Inc. ....................     United States          21,500       1,210,719
        Intel Corp. ..........................................     United States          35,000       1,575,000
(a)     Lam Research Corp. ...................................     United States          41,000         794,375
        Linear Technology Corp. ................................   United States           9,000         581,063
(e)     Motorola Inc. ........................................     United States          57,000       1,421,438
(a)     Pinnacle Systems Inc. ...............................      United States          95,000       1,199,375
(a)     PLX Technology Inc. .................................      United States          54,000       1,296,000
(a),(e) Proxim Inc. ......................................         United States          19,000       1,151,875
(a),(e) Taiwan Semiconductor Manufacturing Co. Ltd., ADR .         Taiwan                 54,000       1,225,125
(a)     Xilinx Inc. .........................................      United States          26,500       1,919,594
                                                                                                      ----------
                                                                                                      15,729,040
                                                                                                      ----------
  ENERGY MINERALS 6.7%
(e)     Cabot Oil & Gas Corp., A .............................     United States          77,500       1,520,938
(a),(e) Chesapeake Energy Corp. ..........................         United States         191,000       1,074,375
(e)     Conoco Inc., B .......................................     United States          38,000       1,033,125
(e)     Devon Energy Corp. ...................................     United States          60,000       3,024,000
(a)     Petroleo Brasileiro SA (Petrobras), ADR ..............     Brazil                 65,000       1,889,063
                                                                                                      ----------
                                                                                                       8,541,501
                                                                                                      ----------
  FINANCE 3.6%
(e)     A.G. Edwards Inc. ....................................     United States          47,200       2,395,400
(e)     Goldman Sachs Group Inc. .............................     United States          12,000       1,197,750
        Merrill Lynch & Co. Inc. ............................      United States          15,000       1,050,000
                                                                                                      ----------
                                                                                                       4,643,150
                                                                                                      ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                  COUNTRY             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
(a)     HEALTH TECHNOLOGY .4%
        Cubist Pharmaceuticals Inc. .........................................   United States         13,000     $     558,594
                                                                                                                 -------------

(a)     INDUSTRIAL SERVICES 4.8%
        Atwood Oceanics Inc. ................................................   United States         34,500         1,157,906
(e)     Grey Wolf Inc. ......................................................   United States        389,000         1,799,125
        Rowan Cos. Inc. .....................................................   United States         47,000         1,183,813
        Stuart Energy Systems Corp. .........................................      Canada             39,900           603,477
        Superior Energy Services Inc. .......................................   United States         85,000           765,000
(e)     Trico Marine Services Inc. ..........................................   United States         40,000           665,000
                                                                                                                 -------------
                                                                                                                     6,174,321
                                                                                                                 -------------

(e)     PROCESS INDUSTRIES 3.5%
        Bowater Inc. ........................................................   United States         18,000           974,250
(a)     Packaging Corp. of America ..........................................   United States         39,100           574,281
        Union Carbide Corp. .................................................   United States         67,000         2,881,000
                                                                                                                 -------------
                                                                                                                     4,429,531
                                                                                                                 -------------

(a)     PRODUCER MANUFACTURING .2%
        Hydrogenics Corp. ...................................................      Canada             20,000           241,250
                                                                                                                 -------------

        RETAIL TRADE 3.3%
(a)     Best Buy Co. Inc. ...................................................   United States         20,000         1,003,750
(a),(e) Costco Wholesale Corp. ..............................................   United States          8,000           293,000
(e)     Target Corp. ........................................................   United States         70,000         1,933,750
(a)     Williams-Sonoma Inc. ................................................   United States         50,000         1,040,625
                                                                                                                 -------------
                                                                                                                     4,271,125
                                                                                                                 -------------

(a)     TECHNOLOGY SERVICES 1.5%
        Brio Technology Inc. ................................................   United States         93,100           762,256
        InfoSpace Inc. ......................................................   United States         25,000           503,125
(e)     Level 8 Systems Inc. ................................................   United States         63,000           606,375
                                                                                                                 -------------
                                                                                                                     1,871,756
                                                                                                                 -------------

        TRANSPORTATION 1.4%
        United Parcel Service Inc., B .......................................   United States         30,000         1,822,500
                                                                                                                 -------------

(a)     UTILITIES 1.0%
        Southern Energy Inc. ................................................   United States         47,600         1,297,098
        TNPC Inc. ...........................................................   United States          1,400            23,275
                                                                                                                 -------------
                                                                                                                     1,320,373
                                                                                                                 -------------

        TOTAL LONG TERM INVESTMENTS (COST $68,232,379) ......................                                       67,596,662
                                                                                                                 -------------
        SHORT TERM INVESTMENTS 24.3%
(b)     Franklin Institutional Fiduciary Trust Money Market Portfolio
        (COST $31,107,454) ..................................................                     31,107,454        31,107,454
                                                                                                                 -------------
        TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $99,339,833) ....                                       98,704,116
                                                                                                                 -------------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                 PRINCIPAL
                                                                                                   AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------------------------
(c)     REPURCHASE AGREEMENT 21.0%
        Joint Repurchase Agreement 6.563%, 11/01/00 (Maturity Value
        $26,891,749) (COST $26,886,848) .....................................                   $ 26,886,848      $ 26,886,848
         Barclays Capital Inc. (Maturity Value $3,242,069)
         Bear, Stearns & Co. Inc. (Maturity Value $1,852,841)
         Deutsche Bank Securities (Maturity Value $3,242,069)
         Dresdner Kleinwort Benson, North America LLC (Maturity
         Value $3,242,069)
         Lehman Brothers Inc. (Maturity Value $2,344,425)
         Nesbitt Burns Securities Inc. (Maturity Value $3,242,069)
         Paribas Corp. (Maturity Value $3,242,069)
         Societe Generale (Maturity Value $3,242,069)
         UBS Warburg (Maturity Value $3,242,069)
          Collateralized by U.S. Treasury Bills and Notes
                                                                                                                 -------------
  TOTAL INVESTMENTS (COST $126,226,681) 98.0% ...............................                                      125,590,964
  SECURITIES SOLD SHORT (33.1%) .............................................                                      (42,377,432)
  OTHER ASSETS, LESS LIABILITIES 35.1% ......................................                                       44,988,550
                                                                                                                 -------------
  NET ASSETS 100.0% .........................................................                                    $ 128,202,082
                                                                                                                 =============

(d)    SECURITIES SOLD SHORT
       ISSUER                                                                     COUNTRY             SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
       COMMERCIAL SERVICES 3.6%
       ADVO Inc. ............................................................   United States         42,500     $   1,564,531
       DoubleClick Inc. .....................................................   United States         26,750           434,688
       FreeMarkets Inc. .....................................................   United States         25,000         1,235,938
       LifeMinders Inc. .....................................................   United States         29,000           337,125
       PurchasePro.com Inc. .................................................   United States         28,000           756,000
       StarTek Inc. .........................................................   United States         12,300           312,881
                                                                                                                 -------------
                                                                                                                     4,641,163
                                                                                                                 -------------

       CONSUMER DURABLES 1.2%
       Monaco Coach Corp. ...................................................   United States         45,300           772,931
       Tupperware Corp. .....................................................   United States         10,000           171,250
       Winnebago Industries Inc. ............................................   United States         46,700           537,050
                                                                                                                 -------------
                                                                                                                     1,481,231
                                                                                                                 -------------

       CONSUMER NON-DURABLES 3.6%
       Campbell Soup Co. ....................................................   United States         36,000         1,053,000
       Gucci Group NV, N.Y. shs. ............................................    Netherlands           7,900           772,225
       Kellogg Co. ..........................................................   United States         42,000         1,065,750
       Kenneth Cole Productions Inc. ........................................   United States         10,500           477,094
       Reebok International Ltd. ............................................   United States         56,000         1,207,500
                                                                                                                 -------------
                                                                                                                     4,575,569
                                                                                                                 -------------

       CONSUMER SERVICES 2.4%
       eBay Inc. ............................................................   United States         34,000         1,751,000
       P.F. Chang's China Bistro Inc. .......................................   United States         33,500         1,373,500
                                                                                                                 -------------
                                                                                                                     3,124,500

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)


(d)    SECURITIES SOLD SHORT (CONT.)
       ISSUER                                                                     COUNTRY             SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION SERVICES 1.0%
       Polymedica Corp. .....................................................   United States         23,000      $  1,322,500
                                                                                                                 -------------

       ELECTRONIC TECHNOLOGY 3.1%
       Avici Systems Inc. ...................................................   United States         12,000           520,500
       Broadcom Corp., A ....................................................   United States          5,000         1,111,875
       Corvis Corp. .........................................................   United States         19,500         1,279,688
       Exar Corp. ...........................................................   United States         13,000           580,938
       Foundry Networks Inc. ................................................   United States          6,000           398,625
       Marvell Technology Group Ltd. ........................................      Bermuda             2,500           139,375
                                                                                                                 -------------
                                                                                                                     4,031,001
                                                                                                                 -------------

       FINANCE 1.4%
       The Progressive Corp. ................................................   United States         18,000         1,768,500
                                                                                                                 -------------

       HEALTH TECHNOLOGY 1.9%
       Abiomed Inc. .........................................................   United States         55,500         1,609,500
       Physiometrix Inc. ....................................................   United States         35,000           829,063
                                                                                                                 -------------
                                                                                                                     2,438,563
                                                                                                                 -------------

       PRODUCER MANUFACTURING 1.0%
       Navistar International Corp. .........................................   United States         13,600           449,650
       PACCAR Inc. ..........................................................   United States         11,800           496,338
       Power-One Inc. .......................................................   United States          5,000           354,688
                                                                                                                 -------------
                                                                                                                     1,300,676
                                                                                                                 -------------

       RETAIL TRADE 4.5%
       Amazon.com Inc. ......................................................   United States         63,000         2,307,375
       Dollar Tree Stores Inc. ..............................................   United States         28,500         1,115,063
       Factory 2-U Stores Inc. ..............................................   United States         10,000           319,375
       Kohl's Corp. .........................................................   United States         15,500           839,906
       Tweeter Home Entertainment Group Inc. ................................   United States         21,400           514,938
       Whole Foods Market Inc. ..............................................   United States         13,500           624,375
                                                                                                                 -------------
                                                                                                                     5,721,032
                                                                                                                 -------------

       TECHNOLOGY SERVICES 9.4%
       Akamai Technologies Inc. .............................................   United States         15,000           765,000
       America Online Inc. ..................................................   United States         33,500         1,689,405
       CMGI Inc. ............................................................   United States         27,500           464,063
       Commerce One Inc. ....................................................   United States         27,600         1,771,575
       Exodus Communications Inc. ...........................................   United States         16,000           537,000
       Internet Capital Group Inc. ..........................................   United States         23,300           308,725
       Interwoven Inc. ......................................................   United States         14,200         1,430,650
       RealNetworks Inc. ....................................................   United States         49,500         1,020,164
       Red Hat Inc. .........................................................   United States         14,650           183,125
       Speechworks International Inc. .......................................   United States         14,500         1,207,125
       StorageNetworks Inc. .................................................   United States         13,000           824,688

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (UNAUDITED) (CONT.)

(d)    SECURITIES SOLD SHORT (CONT.)
       ISSUER                                                                     COUNTRY             SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
       TECHNOLOGY SERVICES (CONT.)
       VerticalNet Inc. .....................................................   United States         16,000     $     446,250
       Vignette Corp. .......................................................   United States         12,700           378,619
       WebEx Communications Inc. ............................................   United States         21,000           946,308
                                                                                                                 -------------
                                                                                                                    11,972,697
                                                                                                                 -------------
       TOTAL SECURITIES SOLD SHORT (PROCEEDS $45,545,022) ...................                                    $  42,377,432
                                                                                                                 -------------








(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c) See Note 1(c) regarding joint repurchase agreement.
(d) See Note 1(d) regarding securities sold short.
(e) See Note 1(d) regarding securities segregated with broker for securities sold short.


14                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ..................................................................................    $  99,339,833
                                                                                             -------------
  Value .................................................................................       98,704,116
 Repurchase agreement, at value and cost ................................................       26,886,848
 Receivables:
  Investment securities sold ............................................................        3,339,895
  Capital shares sold ...................................................................        5,382,449
  Dividends .............................................................................           23,591
 Deposits with brokers for securities sold short ........................................       47,914,548
                                                                                             -------------
      Total assets ......................................................................      182,251,447
                                                                                             -------------

Liabilities:
 Payables:
  Investment securities purchased .......................................................       11,449,271
  Capital shares redeemed ...............................................................            8,812
  Affiliates ............................................................................          149,771
 Securities sold short, at value (proceeds $45,545,022) .................................       42,377,432
 Other liabilities ......................................................................           64,079
                                                                                             -------------
      Total liabilities .................................................................       54,049,365
                                                                                             -------------
       Net assets, at value .............................................................    $ 128,202,082
                                                                                             -------------
Net assets consist of:
 Undistributed net investment income ....................................................    $   1,017,635
 Net unrealized appreciation ............................................................        2,531,873
 Accumulated net realized gain ..........................................................        7,305,616
 Capital shares .........................................................................      117,346,958
                                                                                             -------------
      Net assets, at value ..............................................................    $ 128,202,082
                                                                                             -------------
CLASS A:
 Net asset value per share(a) ($128,202,082 / 6,228,803 shares outstanding) .............           $20.58
                                                                                             -------------
 Maximum offering price per share ($20.58 / 94.25%) .....................................           $21.84
                                                                                             -------------




(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    15

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)

Investment income:
 Dividends(a) ...........................................................................    $    509,567
 Interest ...............................................................................         994,142
                                                                                             -------------
      Total investment income ...........................................................       1,503,709
                                                                                             -------------
Expenses:
 Management fees (Note 3) ...............................................................         254,016
 Administrative fees (Note 3) ...........................................................          55,502
 Distribution fees (Note 3) .............................................................          97,543
 Transfer agent fees (Note 3) ...........................................................          47,002
 Custodian fees .........................................................................             207
 Reports to shareholders ................................................................          10,230
 Registration and filing fees ...........................................................          16,752
 Professional fees (Note 3) .............................................................          12,518
 Trustees' fees and expenses ............................................................             166
 Dividends on securities sold short .....................................................          28,837
 Other ..................................................................................           6,323
      Total expenses ....................................................................         529,096
      Expenses waived/paid by affiliate (Note 3) ........................................         (20,913)
                                                                                             -------------
       Net expenses .....................................................................         508,183
                                                                                             -------------
        Net investment income ...........................................................         995,526
                                                                                             -------------
Realized and unrealized gains:
 Net realized gain from:
  Investments ...........................................................................       2,245,573
  Foreign currency transactions .........................................................           3,366
  Securities sold short .................................................................       4,718,982
                                                                                             -------------
      Net realized gain .................................................................       6,967,921
      Net unrealized appreciation on investments and securities sold short ..............       2,180,055
                                                                                             -------------
Net realized and unrealized gain ........................................................       9,147,976
                                                                                             -------------
Net increase in net assets resulting from operations ....................................    $ 10,143,502
                                                                                             -------------




(a) Net of foreign taxes of $90.


16                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2000


                                                                                            SIX MONTHS ENDED        YEAR ENDED
                                                                                            OCTOBER 31, 2000      APRIL 30, 2000
                                                                                            ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................    $        995,526      $       42,423
  Net realized gain from investments, securities sold short and foreign
    currency transactions ..............................................................           6,967,921             345,750
  Net unrealized appreciation on investments and securities sold short .................           2,180,055             334,069
                                                                                            ------------------------------------
      Net increase in net assets resulting from operations .............................          10,143,502             722,242
 Distributions to shareholders from:
  Net investment income ................................................................                  --             (25,580)
  Net realized gains ...................................................................                  --             (13,260)
                                                                                            ------------------------------------
 Total distributions to shareholders ...................................................                  --             (38,840)
 Capital share transactions (Note 2) ...................................................         116,346,958                  --
                                                                                            ------------------------------------
      Net increase in net assets .......................................................         126,490,460             683,402
Net assets:
 Beginning of period ...................................................................           1,711,622           1,028,220
                                                                                            ------------------------------------
 End of period .........................................................................    $    128,202,082      $    1,711,622
                                                                                            ------------------------------------
Undistributed net investment income included in net assets:
 End of period .........................................................................    $      1,017,635      $       22,109
                                                                                            ------------------------------------




                       See notes to financial statements.                    17

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin U.S. Long-Short Fund (the Fund) included in this report is diversified. The Fund's investment objective is long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2000, all repurchase agreements had been entered into on that date.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited)(continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss, which could exceed the proceeds received, if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

e. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                         SIX MONTHS ENDED
                                         OCTOBER 31, 2000
                                     --------------------------
                                      SHARES          AMOUNT
                                     --------------------------
        Shares sold ...............  6,942,182    $ 132,364,334
        Shares redeemed ...........   (813,379)     (16,017,376)
                                     --------------------------
        Net increase ..............  6,128,803    $ 116,346,958
                                     ==========================


There were no transactions in the Fund's shares for the year ended April 30, 2000.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers of 1.00% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Advisers agreed in advance to waive administrative fees, as noted in the Statement of Operations.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares.

The Fund received net commissions on sales of Fund shares for the period of $245,619.

The Fund paid transfer agent fees of $47,002, of which $12,393 was paid to Investor Services.

Included in professional fees are legal fees of $8,583 that were paid to a law firm in which a partner was an officer of the Fund.


4. INCOME TAXES

At October 31, 2000, the net unrealized appreciation based on the cost of investments and short sales for income tax purposes of $81,077,637 was as follows:

        Unrealized appreciation                   $ 12,001,430
        Unrealized depreciation                     (9,865,535)
                                                  ------------
        Net unrealized appreciation               $  2,135,895
                                                  ============


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended October 31, 2000, aggregated $75,480,803 and $10,352,673, respectively.


20